                                                 [LOGO HERE] WILLIAM BLAIR FUNDS




                                     SEMI-ANNUAL REPORT
                              ----------------------------
                                 JUNE 30, 2002

--------------------------------------------------------------------------------
Table of Contents

--------------------------------------------------------------------------------

                   A Letter from the President.............  2

                 Growth Fund
                   An Overview from the Portfolio Manager..  4
                   Portfolio of Investments................  7

                 Tax-Managed Growth Fund
                   An Overview from the Portfolio Managers.  8
                   Portfolio of Investments................ 11

                 Large Cap Growth Fund
                   An Overview from the Portfolio Manager.. 12
                   Portfolio of Investments................ 15

                 Small Cap Growth Fund
                   An Overview from the Portfolio Managers. 16
                   Portfolio of Investments................ 19

                 International Growth Fund
                   An Overview from the Portfolio Manager.. 20
                   Portfolio of Investments................ 23

                 Value Discovery Fund
                   An Overview from the Portfolio Managers. 26
                   Portfolio of Investments................ 29

                 Income Fund
                   An Overview from the Portfolio Managers. 30
                   Portfolio of Investments................ 33

                 Ready Reserves Fund
                   An Overview from the Portfolio Managers. 35
                   Portfolio of Investments................ 37

                 Financial Statements...................... 39

                 Notes to Financial Statements............. 45

                 Board of Trustees......................... 60

                 Officers.................................. 60


This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please read the prospectus carefully before you invest or send money.

June 30, 2002                                             William Blair Funds

[PHOTO]

Marco Hanig

Marco Hanig

--------------------------------------------------------------------------------
A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders:

The first half of 2002 continued to be a difficult environment for the stock market. The S&P 500 Index of large cap stocks declined 13.16%, and the Russell 2000 small cap index was down 4.70%.

Three themes dominated the first half of the year. First, the economic recovery is now expected to be slower than was thought six months ago. Second, geopolitical concerns such as terrorism and a worsening of the Middle East situation have taken a psychological toll. And finally, investor confidence continues to be shaken by accounting scandals in major corporations.

Continuing a trend that began in the year 2000, value stocks did better than growth stocks, and small cap stocks beat large cap stocks, as shown in the table below. Two factors contribute to this trend. First, value stocks generally perform better than growth stocks in a weak economic environment. Second, in the late '90s the valuation of large cap stocks had grown excessively, to where a large cap company would be valued at a much higher PE ratio than a small cap company with identical earnings growth prospects. This valuation gap has been shrinking, leading to relatively better performance for small cap stocks.

                        Total Returns by Fund Category
                        January 1 through June 30, 2002

                                   Value  Blend Growth
                                   ----- -----  ------
                         Large Cap -8.9% -13.0% -18.1%
                         Mid Cap.. -3.1%  -7.3% -15.9%
                         Small Cap  3.6%  -2.0% -14.1%

----------
Source: Morningstar

The table on page 3 shows that the relative performance of the William Blair Funds was very good: every single fund beat its benchmark in the six month period. Some of the most notable highlights were:

..  The Value Discovery Fund was up 12.18% year-to-date and beat the Russell
   2000 Value Index which rose 7.26%. Because the Fund's managers now oversee more than $1 billion in assets, the Fund was closed to new investors at the end of March. This allows the portfolio managers to stay true to their mission of finding the best small cap value stocks without having to expand to secondary names or buying stocks with larger market caps.

.. The International Growth Fund continued to perform very well in the first six months of the year, posting a 0.97% gain compared to a 1.05% decline in the MSCI World Free ex US Index.

.. The Small Cap Growth Fund was down only 4.34% in the first half compared to a decline of 17.35% for the Russell 2000 Growth Index.

As always, we thank you for investing with us!

/s/ Marco Hanig
Marco Hanig
----------
   All William Blair Fund performance information refers to Class N shares. Past performance is no guarantee of future results. The Morningstar category averages represent the average annual composite performance of all mutual funds listed in their respective category by Morningstar. Additional information regarding the Funds' performance is provided in the accompanying table.

2  Semi-Annual Report                                             June 30, 2002

                        PERFORMANCE AS OF JUNE 30, 2002
                                CLASS N SHARES

                                                                                     10 Yr
                                                                                   (or since  Inception      Morningstar
                                                YTD       1 Yr     3 Yr    5 Yr    inception)   Date           Rating
                                                ------    ------   ------   -----  ---------- --------- ---------------------
Growth Fund                                    -15.09    -18.08    -8.69    2.47      10.38   3/20/46          * * **
Morningstar Large Cap Growth                   -18.22    -25.43   -12.64    1.26       8.76                   Among 352
S&P 500                                        -13.16    -17.99    -9.18    3.66      11.43              large growth funds
Russell 3000 Growth                            -20.54    -26.39   -15.69   -0.50       8.59

Tax-Managed Growth Fund                        -15.88    -16.88                      -10.21   12/27/99
Morningstar Large Cap Growth                   -18.22    -25.43                          --
Russell 3000 Growth                            -20.54    -26.39                      -24.17

Large Cap Growth Fund                          -19.35    -23.56                      -21.64   12/27/99
Morningstar Large Cap Growth                   -18.22    -25.43                          --
Russell 1000 Growth                            -20.78    -26.49                      -24.66

Small Cap Growth Fund                           -4.34      0.70                       21.81   12/27/99
Morningstar Small Cap Growth                    14.71    -19.71                          --
Russell 2000                                    -4.70     -8.60                       -0.50
Russell 2000 Growth                            -17.35    -25.00                      -17.75
Although initial public offerings (IPOs) had an insignificant effect on the Fund's performance in 2002 and 2001, the Small Cap Growth Fund's performance during
2000 was primarily attributable to investments in IPOs during a rising market. As the Fund grows, the impact of IPOs is likely to diminish.

International Growth Fund                        0.97     -4.87     7.56   10.46      12.08   10/1/92         * * * * *
Morningstar Foreign Stock                       -1.20    -10.03    -4.78   -0.40         --                   Among 299
MSCI World Free Ex-US                           -1.05     -8.16    -6.16   -1.70       5.54              foreign stock funds

Value Discovery Fund                            12.18     13.06    16.62   14.98      15.64   12/23/96        * * * * *
Morningstar Small Cap Value                      4.51      5.98    11.77    9.11         --                   Among 114
Russell 2000                                    -4.70     -8.60     1.67    4.44       6.26               small value funds
Russell 2000 Value                               7.26      8.50    12.03    9.71      11.87

Income Fund                                      3.15      6.83     7.00    6.49       6.32   10/1/90          * * * *
Morningstar Short-term Bond                      1.89      5.15     6.14    5.86       5.78                   Among 104
Lehman Intermediate Govt./Credit Bond Index      3.33      8.17     7.78    7.20       6.85             short-term bond funds


   Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

   Morningstar Ratings/TM /are as of 6/30/02 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ****/****/**** out of 352/265/130 large growth funds and Value Discovery Fund ****/*****/-- out of 114/76/--- small value funds; International Growth Fund *****/*****/-- out of 299/237/-- foreign stock funds; Income Fund ****/****/**** out of 104/97/48 short-term bond funds.


June 30, 2002                                            William Blair Funds  3

[PHOTO]

JOSTRAND

John F. Jostrand

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The Growth Fund posted a 15.09% decrease on a total return basis (Class N Shares) for the six months ended June 30, 2002, ahead of the Fund's benchmark, the Russell 3000(R) Growth Index, which decreased 20.54%, but slightly behind the Standard & Poor's 500 Index, which declined 13.16%.

What were the most significant factors impacting Fund performance?

The second quarter was truly dismal for the equity markets. The S&P 500 suffered five consecutive weeks of price declines, barely managing to break a six-week losing stretch on the final day of the quarter.

The equity markets were roiled in the second quarter by a crisis in confidence in U.S. corporate governance, characterized by accounting scandals which came on the heels of the Enron debacle, diminished expectations that corporate profits would rebound soon, and continued concerns about the threat of global terrorism.

Although the economy appeared to post its strongest quarterly growth rate in more than two years, with encouraging levels of inventory rebuilding, the rate of fixed investment in the business cycle was not perceived to match earlier recoveries. For example, industrial production orders during June were generally regarded to be the best in several years. However, these numbers were viewed against the context of huge amounts of unused excess business capacity. Rather than focus on the 6.1% growth in the nations' Gross Domestic Product during the first quarter, investors had turned their sights on much lower rates of growth over the balance of the year, and focused on expectations for yet another difficult earnings season.

Lastly, a decrease in demand for U.S. securities on the part of foreign investors began to cast a pall over the equity markets and weigh on the value of the U.S. dollar.

As a result, even some of the Fund's highest quality core holdings were dragged down by this overwhelmingly negative market sentiment.

For example, two of our top ten holdings, Baxter International and Automatic Data Processing, both suffered double-digit price declines of 25%, and yet, the positive fundamental outlook for both of these companies has not changed, and neither company appears in any danger of missing its growth targets. While we consider the strength of these companies to be undiminished, their valuations were decreased based on investors' overall lack of confidence in corporate America.

Can you provide examples of investments that contributed to the Fund's performance?

Small capitalization stocks provided the one bright spot in terms of portfolio performance. Of the 14 stocks in the Fund's portfolio that were in positive price territory, half were small cap issues.

4  Semi-Annual Report                                             June 30, 2002

During the first quarter we made a strategic decision to significantly increase the Fund's exposure to small cap stocks, based on our favorable outlook for small cap stocks and the fact that, historically, small cap stocks have provided market leadership following a recession. Although small cap stocks were the best performing group, they nonetheless finished the second quarter flat to slightly higher.

Two of the Fund's larger holdings, United Healthcare and Bed Bath & Beyond, both posted double-digit percentage price gains, while Whole Foods was up 5%.

Were there any areas that did not perform as well?

Some of our high quality blue chip names in the portfolio were actually hit the hardest in terms of price declines.

Technology was a poor performing sector, with software the worst area within the sector. Fortunately, we were significantly underweighted in both.

Our Media holdings were also hurt, in spite of the fact that the upfront selling season for advertising for the fall television shows appears to be the best in four years.

What is your outlook for the markets? How is the Fund positioned based on this outlook?

Generally speaking, the prices that investors are willing to pay for one dollar of earnings has decreased based on the lack of confidence investors have with the quality of earnings being reported. Trust and confidence must first be regained with respect to corporate America.

The decline in the U.S. dollar is one more manifestation of the lack of confidence in U.S. corporations. Absent these issues, we would not have taken our valuation targets down at this point.

Based on earnings growth rates that will be somewhat lower than we previously expected, price/earning multiples should settle into a range that is close to but lower than current levels. Although the markets could certainly "bounce" higher from current depressed levels, we would not be surprised to see the markets settle into a trading range based on that valuation outlook and modest earnings recovery.

There is no doubt that a great deal of fear and uncertainty may already be priced into the markets. The good news is that while industrial production numbers for the economy over the balance of the year might not be as good as had been expected, we do not expect them to be bad either.

We very much expect the coming quarters to be a "show me" type of environment, with the market looking for proof positive that the economic recovery is reflected in corporate earnings and profitability.

June 30, 2002                                            William Blair Funds  5

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------


                               6/30/02(a)       2001     2000   1999   1998   1997
                               ----------   ------   ------   -----  -----  -----
Growth Fund (Class N).........     (15.09)% (13.53)%  (7.47)% 19.98% 27.15% 20.07%
S&P 500 Index.................     (13.16)  (11.88)   (9.11)  21.04  28.57  33.36
Russell 3000(R) Growth Index..     (20.54)  (19.63)  (22.42)  33.82  35.02  28.74

                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

Average Annual Total Return
Class N Shares
(period ended 6/30/02)

1 Year         (18.08%)
5 Years          2.47%
10 Years        10.38%

                12/91    12/92    12/93    12/94    12/95    12/96    12/97    12/98    12/99    12/00    12/01   6/02
Growth Fund   $10,000   10,800   12,400    13,200   17,100   20,200  24,200   30,800    36,900  34,200   29,500  25,100

S&P 500 Index $10,000   10,800   11,800    12,000   16,500   20,300  27,100   34,900    42,200  38,400   33,800  29,400

Russell 3000(R)
Growth Index  $10,000   10,500   10,900    11,200   15,200   18,600  23,900   32,300    43,200  33,500   26,900  21,400

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 3000(R) Growth Index is replacing the S&P 500 Index as the Growth Fund's performance benchmark. The Russell 3000(R) Growth Index is an index of the largest 300 stocks in the U.S. determined by market capitalization. The Russell 3000(R) Growth Index is therefore expected to be a better benchmark comparison of the Fund's performance.

This report identifies the Fund's investments on June 30, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

6  Semi-Annual Report
                                                                  June 30, 2002

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

         ---------------------------------------------------- --------
         Shares                                                  Value
         ---------------------------------------------------- --------

         Common Stocks
         Industrials and Services--22.5%
            200,000 *Administaff, Inc........................ $  2,000
            206,000 Automatic Data Processing, Inc...........    8,971
            500,000 *Concord EFS, Inc........................   15,070
            125,248  Danaher Corporation.....................    8,310
            128,400 *DeVry, Inc..............................    2,933
            266,000  First Data Corporation..................   10,018
            199,970 *FirstService Corporation................    5,053
            104,800 *Idine Rewards Network...................    1,205
            209,325 *Iron Mountain, Inc......................    6,458
            481,900 *Labor Ready, Inc........................    2,819
            157,800  Paychex, Inc............................    4,938
            160,235 *Pre-Paid Legal Services.................    3,189
                                                              --------
                                                                70,964
                                                              --------
         Consumer Discretionary--20.8%
            194,000 *AFC Enterprises, Inc....................    6,063
            347,900 *Bed, Bath & Beyond, Inc.................   13,130
            135,300 *CDW Computer Centers, Inc...............    6,333
            242,300 *Clear Channel Communications, Inc.......    7,758
            373,300 *Daisytek International Corporation......    6,331
            156,600 *Emmis Communications Corp., Class "A"...    3,318
            149,800  Home Depot, Inc.........................    5,502
             47,000 *Kohls Corporation.......................    3,294
            140,860  Omnicom Group Inc.......................    6,451
            209,400  Royal Caribbean Cruises, Ltd............    4,083
            417,400 *Scientific Games Corporation, Class "A".    3,314
                                                              --------
                                                                65,577
                                                              --------
         Healthcare--19.6%
            126,300 *Amgen, Inc..............................    5,289
            249,800  Baxter International, Inc...............   11,101
            145,000 *Biosite Diagnostics, Inc................    4,082
            143,200  Eli Lilly & Company.....................    5,826
            173,900 *Genentech, Inc..........................    4,722
            217,100 *Integra LifeSciences Holding Corporation    8,076
            279,500  Medtronic, Inc..........................   11,977
             76,850  UnitedHealth Group, Inc.................    7,036
            458,200 *VitalWorks Inc..........................    3,757

                                                              --------
                                                                61,866

                                                              --------
         Information Technology--19.3%
          288,200   *BEA Systems, Inc........................    2,712
          186,400   *Cisco Systems, Inc......................    2,600
          110,600    Harris Corporation......................    4,020
          258,200    Intel Corporation.......................    4,717
          162,500   *Intuit, Inc.............................    8,080
          169,700    Linear Technology Corporation...........    5,334
          102,500   *Microsoft Corporation...................    5,547
          221,100   *OPNET Technologies, Inc.................    1,981
          156,600   *StarTek, Inc............................    4,188
          358,500   *SunGard Data Systems, Inc...............    9,493
          249,900    Texas Instruments Incorporated..........    5,923
           84,700   *VERITAS Software Corporation............    1,676
          195,744   *Xilinx, Inc.............................    4,391
                                                              --------
                                                                60,662
                                                              --------

----------
*Non-incomeproducing securities

         --------------------------------------------------   --------
         Shares                                                  Value
         --------------------------------------------------   --------
         --------------------------------------------------   --------

         Common Stocks--(continued)
         Financial Services--9.6%
             78,562    American International Group.......... $  5,360
            133,700   *Euronet Worldwide, Inc................    2,138
            260,900    Household International...............   12,967
            148,400    MBNA Corporation......................    4,908
            110,500    State Street Corporation..............    4,939
                                                              --------
                                                                30,312
                                                              --------
         Consumer Staples--3.4%
            168,400    Walgreen Co...........................    6,505
             88,983   *Whole Foods Market, Inc...............    4,291
                                                              --------
                                                                10,796
                                                              --------
         Telecommunications Systems--0.8%
            311,200   *Crown Castle International Corporation    1,223
            323,800   *Sprint PCS Group......................    1,447
                                                              --------
                                                                 2,670
                                                              --------
         Total Common Stock--96.0%
             (cost $274,615).................................  302,847
                                                              --------
         Short-Term Investments
         15,694,819   William Blair Ready Reserves Fund......   15,695
                                                              --------
         Total Short-term Investments--5.0%
           (cost $15,695)....................................   15,695
                                                              --------
         Total Investments--101.0%
           (cost $290,310)...................................  318,542
         Liabilities, plus cash and other assets--(1.0)%.....  (3,251)
                                                              --------
         Net assets--100.0%.................................. $315,291
                                                              ========

                See accompanying Notes to Financial Statements.

June 30, 2002                                            William Blair Funds  7

[PHOTO]

FULLER

Mark A. Fuller III

[PHOTO]

PUSINELLI

Gregory J. Pusinelli

[PHOTO]

SEITZ

Michelle R. Seitz

--------------------------------------------------------------------------------
TAX-MANAGED GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

For the six-month period ended June 30, 2002, the Tax-Managed Growth Fund decreased 15.88% on a total return basis (Class N Shares). By comparison, the Fund's benchmark, the Russell 3000(R) Growth Index, declined 20.54%.

What were the most significant factors impacting Fund performance?

There were many significant factors in the first quarter, but the one event with the most pervasive influence was the fallout from the implosion of Enron. Investors became increasingly leery of complex companies that had once been considered "safe" blue-chip names. The stock market became a witch hunt in which stocks were sold on fears that it may be the "next Enron." Each week in January and February, there seemed to be a new company featured in the news that supposedly had hidden off-balance-sheet debt.

For the April through June period, macroeconomic factors from the constant threat of terrorism to corporate governance concerns combined to raise investor anxiety and lead to one of the worst quarterly performances in recent history.

The sell-off was broad based and made positive performance difficult to come by in the second quarter. One theme that continued to work was the focus on the home. New and existing home sales data continued to be strong in the quarter. Two of the top three performing stock groups in the Standard & Poor's 500 Stock Index were home related; Homebuilders (up 16% for the quarter) and Houseware and Specialty stores (up 9% for the quarter). Our modest exposure to Telecommunications Services and our underweight Technology position continued to suffer in the second quarter.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

We came into the first quarter with the goal of increasing our exposure to small capitalization stocks. We did manage to move our weighted average market capitalization from $41 billion to $29 billion. While movement towards smaller cap stocks was correct, we just didn't move quickly enough. The Russell 2000(R) Index was up 3.98% in the first quarter vs. 0.3% for the S&P 500. Our underweight of Technology names helped us avoid the sell-off that occurred amid continued disappointment in fundamentals. We also benefited from our overweight and stock selection in the Industrials sector. The S&P Industrials were down 1.32% for the first quarter while our Industrial names were up 0.20%.

What we would describe as traditional William Blair quality growth companies attracted increased investor interest in the second quarter. Companies that provided consistent, quality earnings were rewarded. We have always focused on companies with less cyclicality to avoid large earnings fluctuations. This quality growth discipline has kept us at an underweight position in Technology for the past several quarters, and has benefited the Fund. Lowes, Williams-Sonoma, and Bed Bath & Beyond are three examples of high quality growth companies that have managed to deliver excellent results in these difficult times.

8  Semi-Annual Report                                             June 30, 2002

Are there any specific investments you would like to highlight?

Williams-Sonoma continued to be the beneficiary of consumer focus on the home. They are also enjoying the turnaround benefits of a new management team that has been instrumental in improving operating efficiency, product appeal, and implementing a strategic growth plan. Williams-Sonoma is a unique situation where the macro-operating environment is friendly and new management is executing well on an internal turnaround. These two forces have combined to make Williams-Sonoma our top-performing name for the year (up 42.9%) as well as the second quarter (up 33.1%).

Were there any investment strategies or themes that did not measure up to your expectations?

The two best performing sectors in the S&P 500 in the first quarter were Energy, up 9.27%, and Basic Materials, up 11.08%. The William Blair quality growth style generally precludes names in these sectors because of their highly cyclical, commodity-based businesses which causes a lack of consistency in revenue and earnings growth. Being underweighted in these sectors hurt our performance in the first quarter.

Wireless and Cable stocks were the weakest names in our portfolio in the second quarter. These companies must make large investments in infrastructure to be able to provide high quality services that attract and retain subscribers. These large investments have left the wireless and cable companies with heavy debt loads on their balance sheets. Investors have become increasingly nervous over balance sheet health and fear owning a name that could be overcome by burdensome debt.

What were among the best performing sectors for the Fund?

Consumer Discretionary and Consumer Staples were two of the best performing sectors in the first half of the year.

What were among the weakest performing sectors for the Fund?

Information Technology and Telecommunication Services were the two weakest performers in both the first and second quarters.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

We have the Fund positioned with a moderate economic recovery in mind. We continue to look at names that provide consistent revenue and earnings growth in all economic environments. We have always preferred companies with easy to understand, sound business models. We feel that the reliability of these companies will garner premium multiples, especially after the turmoil of the past two years.

June 30, 2002                                            William Blair Funds  9

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                                   -----------   ------   ------   ----------
                                   06/30/02(a)       2001     2000 1999(a)(b)
                                   -----------   ------   ------   ----------
 Tax-Managed Growth Fund (Class N)      (15.88)% (10.02)%   (.98)%       1.80%
 S&P 500 Index....................      (13.16)  (11.88)   (9.11)         .85
 Russell 3000(R) Growth Index.....      (20.54)  (19.63)  (22.42)         .79

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.


                            Illustration of an assumed investment of $10,000

                                    [CHART]

Average Annual Total Return
Class N Shares
(period ended 6/30/02)
1 Year          (16.88)%
Since Inception
(12/27/99)      (10.21)%

                 12/27/99   3/00    6/00    9/00   12/00     3/01    6/01    9/01   12/01    3/02    6/02
Tax-Managed
Growth Fund      $10,000  10,600  10,400  10,800  10,100    8,500   9,200   7,700   9,100   8,900   7,600

S&P 500 Index    $10,000  10,300  10,000   9,900   9,200    8,100   8,600   7,300   8,100   8,100   7,000

Russell 3000(R)
Growth Index     $10,000  10,800  10,500   9,900   7,800    6,200   6,800   5,400   6,300   6,100   5,000

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

This report identifies the Fund's investments on June 30, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

10  Semi-Annual Report                                            June 30, 2002

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

       --------------------------------------------------------   ------
       Shares                                                      Value
       --------------------------------------------------------    -----

       Common Stocks
       Industrials and Services--20.6%
         2,830   Automatic Data Processing, Inc.................. $  123
         5,300   *BISYS Group....................................    177
         4,000   C.H. Robinson Worldwide, Inc....................    134
         7,680   *Concord EFS, Inc...............................    232
         2,260   Danaher Corporation.............................    150
         3,250   *DeVry, Inc.....................................     74
         1,750   General Electric Company........................     51
         5,500   *Hewitt Associates, Inc., Class "A".............    128
         4,500   IMS Health, Inc.................................     81
         3,625   *Ryanair Holdings plc--ADR......................    126
                                                                  ------
                                                                   1,276
                                                                  ------
       Financial Services--19.1%
         4,525   ACE Limited.....................................    143
         2,100   American International Group....................    143
         3,900   BB&T Corporation................................    150
           900   Federal Home Loan Mortgage Corporation..........     55
         3,900   HCC Insurance Holdings..........................    103
         1,425   Household International.........................     71
         2,950   Lincoln National Corporation....................    124
         4,050   MBNA Corporation................................    134
         2,865   State Street Corporation........................    128
         7,744   Travelers Property and Casualty Corp., Class "A"    137
                                                                  ------
                                                                   1,188
                                                                  ------
       Consumer Discretionary--16.3%
         3,645   *Bed, Bath & Beyond, Inc........................    137
         3,000   *CDW Computer Centers, Inc......................    140
        10,000   *Charter Communications, Inc., Class "A"........     41
         2,600   *Cox Communications Inc., Class "A".............     72
         6,800   *Entravision Communication, Class "A"...........     83
        13,475   *Liberty Media Group, Class "A".................    135
         3,275   Lowe's Companies, Inc...........................    149
         1,550   Omnicom Group Inc...............................     71
         6,000   *Williams-Sonoma, Inc...........................    184
                                                                  ------
                                                                   1,012
                                                                  ------

----------
*Non-income producing securities
ADR= American Depository Receipt

              ----------------------------------------------   ------
              Shares                                             Value
              ----------   ----------------------------------- ------

              Common Stocks--(continued)
              Information Technology--12.5%
                3,300      *Comverse Technology, Inc.......... $   30
                4,025      Intel Corporation..................     73
                3,550      *Intuit, Inc.......................    176
                4,050      *Jabil Circuit, Inc................     85
                  850      *Maxim Integrated Products.........     33
                1,150      *Microsoft Corporation.............     63
                4,000      *Powerwave Technologies, Inc.......     37
                5,625      *SunGard Data Systems, Inc.........    149
                2,600      Texas Instruments Incorporated.....     62
                3,400      *VERITAS Software Corporation......     67
                                                               ------
                                                                  775
                                                               ------
              Healthcare--12.4%
                2,100      *Amgen, Inc........................     88
                3,515      Baxter International, Inc..........    156
                2,450      *Biogen, Inc.......................    102
                2,200      Eli Lilly & Company................    124
                1,650      *Express Scripts, Inc..............     83
                4,000      Medtronic, Inc.....................    171
                3,775      *Millennium Pharmaceutical.........     46
                                                               ------
                                                                  770
                                                               ------
              Consumer Staples--6.9%
                3,000      Kraft Foods, Inc., Class "A".......    123
                2,700      Walgreen Co........................    104
                4,200      *Whole Foods Market, Inc...........    203
                                                               ------
                                                                  430
                                                               ------
              Total Common Stock--87.8%
               (Cost $5,581)..................................  5,451
                                                               ------
              Short-Term Investments
              854,137      William Blair Ready Reserves Fund..    854
                                                               ------
              Total Short-term Investments--13.8%
               (Cost $854)....................................    854
                                                               ------
              Total Investments--101.6%
               (Cost $6,435)..................................  6,305
              Liabilities, plus cash and other assets--(1.6)%.    (96)
                                                               ------
              Net assets--100.0%.............................. $6,209
                                                               ======

                See accompanying Notes to Financial Statements.

June 30, 2002                                           William Blair Funds  11

[PHOTO]

BARBER

Rocky Barber

[PHOTO]

JOSTRAND

John F. Jostrand

[PHOTO]

Norbert W. Truderung

Norbert W. Truderung

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The Large Cap Growth Fund posted a 19.35% decline on a total return basis (Class N Shares) for the six months ended June 30, 2002, slightly better than its benchmark, the Russell 1000 Growth(R) Index, which declined 20.78%.

What were the most significant factors impacting Fund performance?

Following a lackluster first quarter, a confluence of macroeconomic factors and negative market psychology overtook the markets in the second quarter.

After a relatively flat April, the gains from the latter part of the first quarter quickly evaporated. While economic underpinnings continue to improve, the stock market just isn't buying it yet. At the end of the second quarter the NASDAQ and Standard & Poor's 500 Indexes are trading down near the previous lows reached in late September of 2001.

In May and June especially, market declines accelerated. In fact, if not for some late gains in the final week of the quarter, the S&P 500 would have posted its sixth consecutive week of price declines. The market activity was reminiscent of bear markets in 1974 and 1991. In 1974 in particular, more often than not trading days ended in negative territory.

Although the economy was showing signs of strengthening--as evidenced by the report of first quarter growth in the nation's Gross Domestic Product of 6.1%--many experts viewed the number as an aberration. Furthermore, consensus corporate earning estimates of 15-20% this year and in 2003 seem overly optimistic.

Were there any investment themes that influenced how the Fund was managed? Can you provide examples of investments that contributed to the Fund's performance?

Unfortunately, even what we consider to be the Fund's solid, stalwart blue-chip holdings took their share of price pummeling during the second quarter, in spite of the fact that nothing has fundamentally changed for these companies. We remain confident about their businesses and balance sheets. In our view, it was clearly a case where overly negative market psychology was causing investors to "throw the baby out with the bath water."

Our best performing stocks were our Drug and Healthcare holdings, whose performances could best be described as reasonable in the face of the market's dismal overall performance. Drug and Healthcare stocks were down, but less than the broad market. Consumer discretionary and Financial Services stocks also held up relatively well.

United Healthcare and Bed Bath & Beyond were two standout performers for the Fund.

Were there any areas that did not perform as well?

The performance of the Technology sector continued to be terrible. Our relative underweighting in this sector enabled us to take less of a beating than many other investment managers. Biotechnology was also decimated. Amgen and Genentech, two of our holdings that are considered to be related to this sector, suffered substantial drops.

12  Semi-Annual Report                                            June 30, 2002

What is your outlook for the markets? How is the Fund positioned based on this outlook?

Never has the market bottomed so late after a recession. The anemic response of the market has some investors wondering if the economy is going to depress consumer confidence leading the U.S. into another recession (a so called "double dip"), or if the under-performing market is just an aberration. We fall into the latter category and feel there are a few possible reasons for the current disconnect. From Enron, to Worldcom, to Xerox, the deceit in the financial reporting of companies continues. It seems that corruption has brushed all corporations. The greed fueling overindulgence inevitably leads to the market expelling several corrupt business titans. In our opinion, a combination of the investors' addiction to short-term company performance coupled with the copious executive options (exacerbated by not being expensed) further kindled the excesses of the late '90s. Although deceit is prevalent in every boom, this time around it has reached unprecedented levels. In past periods that followed such boom and busts, laws were enacted and organizations (SEC, FASB) put in place that eventually restored consumer confidence and opened the door to the next bull market.

Inventory rebuilding, the primary reason for the first quarter's stellar GDP growth, has subsided somewhat, and we expect the rest of the year to return to a lower albeit more sustainable and healthy output level. The implementation of new technology is providing us with big gains in labor productivity and reducing the overall cost structure of many corporations. These streamlined and efficient companies will be well positioned when growth in end user demand returns.

There have been concerns over the recent drop in the dollar. Throughout the 90's, the strong dollar has attracted foreign assets, which had a hand in creating the excesses in our markets. Now a (slowly) weakening dollar may be the best medicine for the economy, allowing our manufacturing to competitively price and experience sustainable growth.

The bottom line is that the U.S. economy, aided by a rebound in corporate earnings, is continuing to recover. That is not to say that we don't expect the volatility to remain high as the market tries to regain its footing. While short-term market psychology remains negative, valuations are now at levels that we feel in most cases are sustainable. Longer term, the fundamentals are strengthening and we see an improving picture for the equity markets.

June 30, 2002                                           William Blair Funds  13

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   6/30/02(a)       2001     2000 1999(a)(b)
                                   ----------   ------   ------   ----------
   Large Cap Growth Fund (Class N)     (19.35)% (20.47)% (16.67)%       1.40%
   S&P 500 Index..................     (13.16)  (11.88)   (9.11)         .85
   Russell 1000(R) Growth Index...     (20.78)  (20.42)  (22.42)         .46

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.

               Illustration of an assumed investment of $10,000

                                    [CHART]

Average Annual Total Return
Class N Shares
(period ended 6/30/02)

1 Year                 (23.56)%
Since Inception
(12/27/99)             (21.64)%

                12/27/99    3/00    6/00    9/00  12/00    3/01    6/01    9/01   12/01    3/02    6/02
Large Cap
Growth Fund      $10,000  10,400  10,100  10,200  8,500   6,700   7,100   5,800   6,700    6,600    5,400
S&P 500 Index    $10,000  10,300  10,000   9,900  9,200   8,100   8,600   7,300   8,100    8,100    7,000
Russell 1000(R)
Growth Index     $10,000  10,800  10,500   9,900  7,800   6,200   6,700   5,400   6,200    6,000    4,900


Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 1000(R) Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

14  Semi-Annual Report                                            June 30, 2002

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

              ------------------------------------          ----
              Shares                                         Value
              --------------------------------------------- ------

              Common Stocks
              Healthcare--22.1%
                2,510 *Amgen, Inc.......................... $  105
                4,370 Baxter International, Inc............    194
                2,130 *Biogen, Inc.........................     39
                2,130 Eli Lilly & Company..................     70
                2,100 *Genentech, Inc......................    120
                5,190 Medtronic, Inc.......................    222
                4,200 Pfizer, Inc..........................    147
                1,520 UnitedHealthcare Group, Inc..........    139
                                                            ------
                                                             1,036
                                                            ------
              Information Technology--20.9%
                5,100 *BEA Systems, Inc....................     48
                3,800 *Cisco Systems, Inc..................     53
                5,010 Intel Corporation....................     92
                1,700 *Intuit, Inc.........................     85
                3,620 Linear Technology Corporation........    114
                4,510 *Microsoft Corporation...............    244
                6,760 *SunGard Data Systems, Inc...........    179
                5,570 Texas Instruments Incorporated.......    132
                1,720 *VERITAS Software Corporation........     34
                                                            ------
                                                               981
                                                            ------
              Financial Services--18.3%
                1,690 American International Group.........    115
                5,300 Household International..............    263
                2,960 MBNA Corporation.....................     98
                2,300 SLM Corporation......................    223
                3,570 State Street Corporation.............    160
                                                            ------
                                                               859
                                                            ------
              Consumer Discretionary--17.1%
                4,640 *Bed, Bath & Beyond, Inc.............    175
                3,610 *Clear Channel Communications, Inc...    116
                6,100 *Cox Communications, Inc., Class "A".    168
                2,880 Home Depot, Inc......................    106
               10,810 *Liberty Media Corporation, Class "A"    108
                2,830 Omnicom Group Inc....................    130
                                                            ------
                                                               803
                                                            ------

----------
*Non-income producing securities

               ------------------------------------            ----
               Shares                                            Value
               ----------------------------------------------  ------

               Common Stocks--(continued)
               Industrials and Services--11.6%
                 2,950     Automatic Data Processing, Inc..... $  128
                 2,181     Danaher Corporation................    145
                 4,480     First Data Corporation.............    169
                 3,200     Paychex, Inc.......................    100
                                                               ------
                                                                  542
                                                               ------
               Consumer Staples--8.8%
                 3,200     Avon Products, Inc.................    167
                 6,350     Walgreen Co........................    245
                                                               ------
                                                                  412
                                                               ------
               Telecommunications Services--0.8%
                 8,500     *Sprint PCS Group..................     38
                                                               ------
               Total Common Stock--99.6%
                 (cost $5,642)................................  4,671
                                                               ------
               Short-term Investments
                30,642     William Blair Ready Reserves Fund..     31
                                                               ------
               Total Short-term Investments--0.7%
                 (cost $31)...................................     31
                                                               ------
               Total Investments--100.3%
                 (cost $5,673)................................  4,702
               Liabilities, plus cash and other assets--(0.3)%    (16)
                                                               ------
               Net assets--100.0%............................. $4,686
                                                               ======

                See accompanying Notes to Financial Statements.

June 30, 2002                                           William Blair Funds  15

[PHOTO]

BALKIN

Michael P. Balkin

[PHOTO]

BREWER

Karl W. Brewer
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The Small Cap Growth Fund posted a 4.34% decrease on a total return basis (Class N Shares) for the six months ended June 30, 2002, significantly ahead of its primary benchmark, the Russell 2000(R) Growth Index, which declined 17.35% during the period, and in line with the 4.70% decrease of the Russell 2000(R) Index.

The second quarter of 2002 marked the tenth consecutive quarter that the Small Cap Growth Fund outperformed its benchmark index; in three of these quarters the benchmark has been up and in seven the benchmark has been down. The Fund had a positive total return for four quarters and a negative return for six quarters during the same time period. For the year ended June 30, 2002, the Fund's excellent performance placed it among the top 4% of funds in its peer group, the Morningstar Small Growth category/(1)/.

What were the most significant factors impacting Fund performance?

After a significant advance in the fourth quarter of 2001, small cap growth stocks made very little progress in the first quarter of this year as investors wrestled with conflicting views regarding the timing of an economic recovery. In addition, concerns over accounting issues and the escalating crisis in the Middle East kept many investors on the sidelines. In general there were not many big winners among small cap growth stocks during the period. In contrast to last year's fourth quarter, the largest of the small cap stocks performed the best while the "microcap" names were the worst performers. Also, this was a quarter where small cap "value" stocks clearly outperformed the more volatile growth names.

The second quarter was a difficult environment for the market, as "the eruption of corruption" seemed to dampen both investor enthusiasm and stock prices. In addition, uncertainty over the pace and strength of the U.S. economic recovery combined with heightened fears of increased terrorist activity kept many investors on the sidelines.

Although every major equity index finished the first half of the year in negative territory, growth stocks performed significantly worse than value stocks. In fact, the Russell 2000(R) Growth Index was one of the worst performing indices. There were very few places to hide among small cap growth stocks as almost every major sector was down for the quarter.

Which investment strategies enhanced the Fund's return? Were there any investment strategies that produced the best results?

Many of the Fund's top holdings were positive contributors to performance over the first half of the year. The Fund was overweighted in the Consumer Discretionary area, which was among the best performing sectors in the benchmark. The Fund was also underweighted in Technology, which was one of the worst performing areas in both the first and second quarters.

Three of the four biggest contributors to performance were in Healthcare. One of these companies, Dynacare (a laboratory services company which we have owned since it went public in 2000), is currently being acquired by a competitor at a nice premium to the Fund's cost basis.

16  Semi-Annual Report                                            June 30, 2002

What were among the weakest performing sectors for the Fund?

Technology and Telecommunications were two of the weakest performing sectors for the Fund. Although the Fund was underweight in Technology stocks versus its benchmark, we were still impacted as this sector remained under severe downward price pressure. For example, seven of the ten worst performing stocks in the Fund's portfolio during the second quarter were Technology or Telecommunications related.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

Under normal circumstances, with low interest rates and corporate earnings improving, we would expect stock prices to work higher over the rest of the year. However, with an uncertain global geopolitical climate and investor fears over U.S corporate governance and accounting scandals, the stock market is likely to remain volatile for the next few quarters.

While we continue to believe that small cap growth stocks will eventually lead this market higher, the timing of the economic recovery and the uncertainty surrounding investor psychology creates a difficult intermediate term investment environment. Until we get through second quarter earnings releases, we think a more prudent and conservative position for the Fund is warranted. We will take advantage of any market weakness to add to those higher conviction names that have the best fundamental outlook and those stocks where the "risk/reward" trade-off is most favorable.

As always, we plan to stay the course of investing in quality growth companies with sustainable business franchises at attractive valuations. We value the confidence you have shown in us during these difficult times and appreciate your investment in the Fund.
----------
(1)The Morningstar Small Growth Category represents the average annual composite performance of all mutual funds listed in Small Growth Category by Morningstar. The Small Cap Growth Fund's 1-year % Rank (Class N Shares) in the Small Growth category is 22 out of 560 Funds. (The Fund has not yet been in existence long enough to earn 3-, 5- and 10-year rankings.)

June 30, 2002                                           William Blair Funds  17

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    6/30/02(a)     2001    2000 1999(a)(b)
                                    ----------   -----  ------  ----------
    Small Cap Growth Fund (Class N)      (4.34)% 25.99%  33.68%       1.90%
    Russell 2000(R) Index..........      (4.70)   2.49   (3.02)       4.26
    Russell 2000(R) Growth Index...     (17.35)  (9.23) (22.43)       5.22

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period December 27, 1999 (Commencement
                               of Operations) to December 31, 1999.
                             Illustration of an assumed investment of $10,000 with reinvestment of capital gain distribution

                                    [CHART]

Average Annual Total Return
Class N Shares
(period ended 6/30/02)

1 Year           0.70%
Since Inception
(12/27/99)      21.81%

              12/27/99    3/00    6/00    9/00   12/00    3/01    6/01    9/01   12/01    3/02    6/02
Small Cap
Growth Fund   $10,000  15,300  14,900  16,700  13,600  12,800  16,300  13,200  17,200   17,100  16,400
Russell 2000(R)
Index         $10,000  11,200  10,700  10,900  10,100   9,500  10,800   8,600  10,400   10,800   9,900
Russell 2000(R)
Growth Index  $10,000  11,500  10,700  10,200   8,200   6,900   8,200   5,900   7,400    7,300   6,100


IPOs have made significant contributions to the performance of the Fund. There can be no assurance that such contributions will continue. Recent market volatility has significantly impacted performance and the Fund's current performance may be more or less than that shown.

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000(R) Index.

The Russell 2000(R) Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

18  Semi-Annual Report                                            June 30, 2002

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)


       -------------------------------------------------------   -------
       Shares                                                      Value
       -------------------------------------------------------   -------

       Common Stocks
       Consumer Discretionary--27.1%
          39,200   *AFC Enterprises, Inc........................ $ 1,225
          68,700   *Alliance Gaming Corporation.................     839
          57,200   *BUCA, Inc...................................   1,090
         134,450   *Charming Shoppes, Inc.......................   1,162
          85,300   Clayton Homes, Inc...........................   1,348
         117,100   *Daisytek International Corporation..........   1,986
          52,400   *Emmis Communications Corp., Class "A".......   1,110
          71,500   *Entravision Communications Corp., Class "A".     876
         151,320   *eUniverse, Inc..............................     930
          68,000   *Insight Enterprises, Inc....................   1,713
          28,560   *Michaels Stores, Inc........................   1,114
          45,500   *PETCO Animal Supplies, Inc..................   1,133
          35,800   *RARE Hospitality International..............     964
          27,400   *School Specialty, Inc.......................     728
         207,300   *Scientific Games Corp., Class "A"...........   1,646
          71,050   *Sinclair Broadcast Group, Class "A".........   1,026
          43,800   *Speedway Motorsports, Inc...................   1,114
         468,500   *ValueClick, Inc.............................   1,518
          92,550   *XM Satellite Radio Holdings, Inc., Class "A"     680
                                                                 -------
                                                                  22,202
                                                                 -------
       Industrials and Services--21.1%
          58,050   *Administaff, Inc............................     580
          42,395   *Career Education Corporation................   1,908
         281,100   *Comfort Systems USA, Inc....................   1,375
         672,900   *DigitalThink, Inc...........................     942
          69,800   *FirstService Corporation....................   1,764
          32,600   Global Payments, Inc.........................     973
         116,600   *iDine Rewards Network Inc...................   1,341
          41,400   *InterCept Group, Inc........................     858
          52,600   *Kroll, Inc..................................   1,103
         218,100   *Labor Ready, Inc............................   1,276
         253,000   *Navigant Consulting, Inc....................   1,768
          51,200   *Pre-Paid Legal Services.....................   1,019
         125,890   *Princeton Review, Inc.......................   1,151
         106,100   *Spherion Corporation........................   1,263
                                                                 -------
                                                                  17,321
                                                                 -------
       Health Care--16.9%
          97,300   *Amylin Pharmaceuticals......................   1,064
         123,150   *Axcan Pharma, Inc...........................   1,840
          34,500   *Biosite Diagnostics, Inc....................     971
         191,280   *Cardiodynamics International Corporation....     712
          96,000   *Integra LifeSciences Holdings Corporation...   2,088
          35,660   *Invitrogen Corporation......................   1,142
          72,080   *Kensey Nash Corporation.....................   1,168
          47,400   *Orthodontic Centers of America, Inc.........   1,087
         200,500   *Quidel Corporation..........................   1,357
         103,400   *Radiologix, Inc.............................   1,561
         103,700   *VitalWorks, Inc.............................     850
                                                                 -------
                                                                  13,840
                                                                 -------

----------
*Non-incomeproducing securities
ADR= American Depository Receipt

        -----------------------------------------------------   -------
        Shares                                                    Value
        -----------------------------------------------------   -------

        Common Stocks--(continued)
        Information Technology--12.1%
             106,400   *Axcelis Technologies, Inc.............. $ 1,221
              45,500   Harris Corporation......................   1,654
             197,700   *New Focus, Inc.........................     587
             148,800   *OPNET Technologies, Inc................   1,333
              63,220   *Osi Systems, Inc.......................   1,254
              79,200   *StarTek, Inc...........................   2,118
              72,400   *Titan Corporation......................   1,324
              71,700   *TriQuint Semiconductor.................     460
                                                                -------
                                                                  9,951
                                                                -------
        Energy--4.6%
              39,867   *National-Oilwell, Inc..................     839
              59,600   *Pride International, Inc...............     933
              43,400   *Remington Oil & Gas Corporation........     865
             154,500   *Ultra Petroleum Corporation............   1,173
                                                                -------
                                                                  3,810
                                                                -------
        Consumer Staples--3.3%
              78,473   *Peet's Coffee & Tea, Inc...............   1,445
             198,600   *Virbac Corporation.....................   1,267
                                                                -------
                                                                  2,712
                                                                -------
        Financial Services--1.7%
              39,225   *Euronet Worldwide, Inc.................     627
              61,500   *Friedman, Billings, Ramsey Group, Inc.,
                        Class "A"..............................     783
                                                                -------
                                                                  1,410
                                                                -------
        Materials--1.3%
              63,000   *Airgas, Inc............................   1,090
                                                                -------
        Telecommunication Services--1.1%
             223,080   *Crown Castle International Corporation.     877
                                                                -------
        Total Common Stock--89.2%
         (Cost $68,129).......................................   73,213
                                                                -------
        Short-Term Investments
           3,820,274   William Blair Ready Reserves Fund.......   3,820
                                                                -------
        Total Short-term Investments--4.7%
          (Cost $3,820)........................................   3,820
                                                                -------
        Total Investments--93.9%
          (Cost $71,949).......................................  77,033
        Cash and other assets, less liabilities--6.1%..........   5,046
                                                                -------
        Net assets--100.0%..................................... $82,079
                                                                =======


                See accompanying Notes to Financial Statements.

June 30, 2002                                           William Blair Funds  19

[PHOTO]

GREIG

W. George Greig
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The International Growth Fund posted a modest 0.97% gain (Class N Shares) for the six months ended June 30, 2002, ahead of the 1.05% decline for the Fund's benchmark, the MSCI All Country World (Free) excluding US Index.

What were the most significant factors impacting Fund performance?

The broad theme that had the greatest impact on performance was the continuing shock from the spreading crisis of confidence affecting the whole equity market environment. The reverberations from the corporate governance and accounting scandals beginning in the first quarter with Enron, while having the greatest impact on the U.S. domestic equity markets, eventually spilled over into global equity markets.

On the surface, the 2.65% decline in international stocks (as represented by the MSCI All Country World (Free) except US Index) during the second quarter was a creditable performance relative to the 13.4% fall in the Standard & Poor's 500 Stock Index. But the majority of the differential was attributable to the decline in the dollar, as the benchmark index dropped nearly 11% in local currency terms.

In the first and second quarters, market weakness was heavily sector-specific, with heavy losses in Technology--especially Software and Services--as well as Media and Telecommunications.

Consumer Non-durables, Retail, and Basic Industries have comprised the bulk of market leadership this year. The cyclical raw material sectors have joined the defensive sectors in relative strength because both areas appear to be operating in a relatively stable pricing environment. By contrast, the Technology sectors are plagued by unstable demand, excess supply, and aggressive inventory strategies, all of which lead to volatile pricing and a murky growth outlook. Moreover, the parlous financial condition of Telecommunication carriers and a conservative capital allocation policy from CEOs everywhere have constrained and/or postponed the prospective Technology spending recovery.

Which investment strategies enhanced the Fund's return?
Were there any investment strategies that produced the best results?

The Fund significantly outperformed its benchmark index in the three biggest markets in which it is invested, Japan, the U.K., and Canada. During the second quarter, the Fund's investments in Japan were up 7% (on a dollar basis) while the Index was down 3%. In the U.K. the Fund's investments were down 4% while the Index declined about 12%, and in Canada the Fund was relatively flat, while the Index was down 4%. Another bright spot in terms of performance was Emerging Asia, and particularly Indonesia.

20  Semi-Annual Report                                            June 30, 2002

What were among the weakest performing sectors for the Fund?

In both the first and second quarters, Healthcare and Technology continued to be weak. Biotechnology also continued to be a disappointment for the Fund, and for the first time we cut back investments in that area.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

The current weakness in the U.S. dollar tips the balance towards international markets continuing to outperform the U.S.

More specifically, foreign investors continue to finance the U.S. capital markets to the tune of a $500- to $600-billion deficit in the U.S. current account. As weakness continues in U.S. securities markets, foreign investors may be further dissuaded from investing their savings into dollar-denominated investments, such as U.S. stocks and corporate bonds.

In addition, there are clear differences in economic cycles in other parts of the world, and the outlook for solid growth in economies outside the U.S. augurs well for international investing. In a market environment where the U.S. economy has begun to improve, but stock market performance has only seemed to get worse, Asia has provided a welcome respite.

Asia continues to be the strongest area in the global economy. Benefiting from both a cyclical upturn in global industrial production and improving domestic demand growth, virtually the entire region is growing fairly robustly. Asia demand--not exports outside of the region--is now the key driver of growth for China, Japan and Korea, and Asian stimulus could even begin to enhance cyclical growth prospects in the rest of the world beginning next year.

The investment outlook hinges, somewhat reflexively, on whether the weakened state of financial markets can derail earnings recovery expectations along with business confidence. Consumer sentiment may also ultimately be at risk, particularly if the backlash against laissez-faire finance turns into a serious political issue. This risk framework affects the U.S. first, followed by Europe and Asia least of all, which in a regional sense probably correlates well with the prospects for equity markets and currencies.

June 30, 2002                                           William Blair Funds  21

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    06/30/02(a)      2001     2000   1999   1998  1997
                                    -----------  ------   ------   -----  -----  ----
International Growth Fund (Class N)        0.97% (13.66)%  (8.10)% 96.25% 11.46% 8.39%
Morgan Stanley Capital -
 International (MSCI) All
 Country World Free
 Ex-U.S. Index.....................       (1.05) (19.50)  (15.09)  30.91  14.46  2.04
Lipper International Index.........        0.51  (19.34)  (14.72)  37.83  12.66  7.25

             ------------------------------------------------------------------

                            (a)Total return is not annualized for periods that
                               are less than a full year.

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]
Average Annual Total Return
Class N Shares
(period ended 6/30/02)

1 Year                  (4.87)%
5 Years                 10.46%
Since Inception
(10/1/92)               12.08%


                        12/91   12/92   12/93   12/94   12/95   12/96   12/97   12/98   12/99   12/00   12/01   6/02

International
Growth Fund           $10,000  10,100  13,600  13,500  14,500  16,000  17,400  19,300  38,000  35,000  30,100  30,400
MSCI AC WLD
Ex-US Index           $10,000   9,700  13,100  13,900  15,300  16,400  16,700  19,100  25,000  21,200  17,100  16,900
Lipper Int'l Index    $10,000   9,900  13,700  13,600  15,000  17,200  18,400  20,800  28,600  24,400  19,700  19,800

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund's investments on June 30, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

22  Semi-Annual Report                                            June 30, 2002

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

        ----------------------------------------------------- --------
        Shares                                                   Value
        ----------------------------------------------------- --------

        Common Stocks--Europe--29.5%
        Belgium--1.0%
            237,000 *Interbrew (Beverages)................... $  6,799
                                                              --------
        Denmark--1.4%
            257,600 Group 4 Falck A/S (Safety and security
                     services)...............................    8,894
                                                              --------
        France--9.2%
            234,000 April S.A. (Property and casualty
                     insurance)..............................    3,642
            130,000 Aventis S.A. (Pharmaceuticals)...........    9,119
            100,000 *Business Objects S.A.--ADR (Internet and
                     software services)......................    2,810
            368,000 Elior (Consumer services)................    2,989
            127,000 Generale de Sante (Health services)......    2,012
             16,500 Klepierre (Finance)......................    2,011
            109,000 L'Oreal S.A. (Consumer non-durables).....    8,552
            120,000 *Medidep S.A. (Health services)..........    2,949
            198,000 Pinguely-Haulotte (Producer
                     manufacturing)..........................    1,591
             30,000 Rodriquez Group (Retail trade)...........    2,031
            518,000 ST Microelectronics (Electronic
                     technology).............................   12,908
            170,700 Vivendi Environment (Utilities)..........    5,264
            100,000 *Wavecom S.A. (Electronic technology)....    4,041
                                                              --------
                                                                59,919
                                                              --------
        Germany--1.2%
            107,000 Altana AG (Pharmaceuticals)..............    5,386
             28,979 Puma (Consumer non-durables).............    2,158
             60,023 United Medical Systems International AG
                     (Health technology).....................      247
                                                              --------
                                                                 7,791
                                                              --------
        Greece--1.2%
            475,000 Coca-Cola Hellenic Bottling S.A.
                     (Beverages).............................    8,035
                                                              --------
        Ireland--2.5%
            665,000 Anglo Irish Bank plc (Finance)...........    4,286
            341,089 CRH plc (Building products)..............    5,554
            193,000 *Ryanair Holdings plc--ADR (Air
                     transport)..............................    6,730
                                                              --------
                                                                16,570
                                                              --------
        Italy--2.7%
            628,000 Ferretti SpA (Producer manufacturing)....    2,221
            291,026 Industria Machine Automatiche SpA
                     (Producer manufacturing)................    3,332
          2,350,000 Intesabci SpA (Finance)..................    7,196
             62,657 Permasteelisa SpA (Industrial services)..    1,570
             70,000 Tod's SpA (Apparel and footwear).........    3,032
                                                              --------
                                                                17,351
                                                              --------
        Netherlands--0.9%
            125,000 Euronext (Finance).......................    2,344
            162,169 United Services Group NV (Personnel
                     services)...............................    3,217
                                                              --------
                                                                 5,561
                                                              --------

        ------------------------------------------------------ --------
        Shares                                                    Value
        ------------------------------------------------------ --------

        Common Stocks--Europe--(continued)
        Spain--2.9%
            150,000 Banco Popular Espanol (Banking)........... $  6,628
            133,000 Grupo Ferrovial S.A. (Industrial services)    3,624
            345,000 *Inditex (Apparel and footwear retailer)..    7,279
            127,000 NH Hoteles S.A. (Consumer services).......    1,592
                                                               --------
                                                                 19,123
                                                               --------
        Sweden--0.4%
            180,000 Gunnebo AB (Producer manufacturing).......    2,404
                                                               --------
        Switzerland--6.1%
            166,000 Adecco S.A. (Commercial services).........    9,842
            155,000 *Logitech International S.A. (Electronic
                     technology)..............................    7,194
             86,786 Micronas Semiconductor (Electronic
                     technology)..............................    3,504
              7,000 Serono S.A.--B (Biotechnology)............    4,606
             51,000 Tecan AG (Specialty engineering)..........    2,015
            251,000 UBS AG (Banking)..........................   12,600
                                                               --------
                                                                 39,761
                                                               --------
        Common Stocks--United Kingdom--16.9%
            400,000 3i Group plc (Venture capital)............    4,178
          1,000,000 Anite Group plc (Electronic technology)...    1,129
            400,000 Barratt Developments plc (Consumer
                     durables)................................    2,564
          1,500,000 BG Group plc (Industrial services)........    6,535
          1,500,000 Billiton plc (Aluminum mining)............    8,183
            265,000 *Cambridge Antibody Technology (Health
                     technology)..............................    4,185
          1,333,000 Capita Group plc (Commercial services)....    6,347
            350,000 Enterprise Inns (Consumer services).......    2,751
          1,107,000 The Game Group (Retail trade).............    2,069
          1,310,000 HBOS plc (Finance)........................   14,193
            165,000 Luminar plc (Restaurants).................    2,058
            367,000 MAN Group plc (Finance)...................    5,768
            759,400 Matalan plc (Apparel and footwear
                     retailer)................................    3,616
          1,900,000 Mitie Group plc (Commercial services).....    3,798
            400,170 Nestor Healthcare Group plc (Personnel
                     services)................................    2,809
            186,000 Next plc (Apparel and footwear retailer)..    2,645
            800,000 Northern Rock plc (Finance)...............    8,320
            513,000 *Powderject Pharmaceuticals (Medical
                     specialties).............................    3,288
            368,163 Reckitt Benckiser plc (Household
                     products)................................    6,613
            550,000 Rotork plc (Producer manufacturing).......    2,854
            472,800 Scottish & Newcastle plc (Consumer
                     non-durables)............................    4,351
          2,240,000 Tesco plc (Food retailer).................    8,153
            108,860 *Willis Group Holdings, Ltd.--ADR
                     (Insurance brokers)......................    3,583
                                                               --------
                                                                109,990
                                                               --------

                See accompanying Notes to Financial Statements.

June 30, 2002                                           William Blair Funds  23

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

       -----------------------------------------------------  ---------
       Shares                                                     Value
       -----------------------------------------------------  ---------

       Common Stocks--Canada--6.1%
           160,000  *Biovail Corp.--ADR (Pharmaceuticals).... $   4,634
           131,000  *CHC Helicopter Corp. (Airlines).........     2,980
         1,000,000  *Compton Petroleum Corp. (Oil and gas
                     production).............................     2,605
           250,000  *Kingsway Financial Services (Finance)...     2,835
           181,000  Manulife Financial Corp. (Life and health
                     insurance)..............................     5,209
           340,000  Petro-CDA (Energy minerals)..............     9,584
           138,400  Shoppers Drug Mart (Retail trade)........     2,245
           400,000  Suncor Energy (Energy minerals)..........     7,121
           192,300  WestJet Airlines, Ltd. (Transportation)..     2,631
                                                              ---------
                                                                 39,844
                                                              ---------
       Common Stocks--Bahamas--1.2%
           257,000  Ace Limited (Property and casualty
                    insurer).................................     8,121
                                                              ---------
       Common Stocks--Japan--18.3%
           109,000  Askul Corporation (Retail trade).........     3,456
            88,000  Belluna Company, Ltd. (Catalogs and
                     specialty distribution).................     3,436
           209,000  Canon, Inc. (Electronic equipment).......     7,899
            39,000  Cawachi Limited (Retail trade)...........     3,449
            85,000  Hoya Corporation (Electronic
                     technology).............................     6,184
            65,000  Kappa Create Co., Ltd. (Consumer non-
                     durables)...............................     3,596
            30,200  Keyence Corporation (Electronic
                     technology).............................     6,397
           159,000  Komeri Co. (Retail trade)................     4,630
         1,249,000  *Nissan Motor Company, Ltd. (Motor
                     vehicles)...............................     8,649
           166,000  Nitto Denko Corporation (Electronic
                     technology).............................     5,443
           532,000  Nomura Securities Co. (Finance)..........     7,812
           102,000  Orix Corp (Finance, rental and leasing)..     8,229
            80,000  Otsuka Kagu, Ltd. (Retail trade).........     3,070
            57,000  Plenus Co., Ltd. (Consumer services).....     2,349
           138,000  Secom Co. (Commercial services)..........     6,770
           245,000  *Sega Corporation (Consumer durables)....     5,887
            78,500  SMC Corporation (Trucks, construction and
                     farm machinery).........................     9,280
           950,000  Sumitomo Trust & Banking Co.
                     (Finance)...............................     4,565
           925,600  Suruga Bank Ltd. (Banking)...............     4,386
           149,000  Takeda Chemical Industries
                     (Pharmaceuticals).......................     6,539
           134,000  Tsuruha Co. (Retail trade)...............     2,521
            53,000  Yamada Denki (Consumer electronics
                     retailer)...............................     4,643
                                                              ---------
                                                                119,190
                                                              ---------
       Common Stocks--Emerging Asia--10.1%
       China--1.3%
         1,500,000  China Vanke Co., Ltd. (Real estate
                     development)............................     1,635
         5,500,000  *Convenience Retail Asia (Retail trade)..     2,045
         5,500,000  Texwinca Holdings, Ltd. (Textiles).......     4,724
                                                              ---------
                                                                  8,404
                                                              ---------

         ----------------------------------------------------- --------
         Shares                                                   Value
         ----------------------------------------------------- --------

         Common Stocks--Emerging Asia--(continued)
         India--3.1%
             130,000 Dr. Reddy's Laboratories
                      (Pharmaceuticals)....................... $  2,519
             400,000 Hero Honda (Consumer durables)...........    2,527
           1,160,000 Hindustan Lever (Consumer
                      non-durables)...........................    4,595
             305,000 Housing Development Finance Corp.
                      (Financial services)....................    4,070
              73,000 Infosys Technologies (Consulting and
                      software services)......................    4,913
             174,000 Wockhardt (Health technology)............    1,755
                                                               --------
                                                                 20,379
                                                               --------
         Indonesia--0.9%
           7,008,870 PT Ramayana Lestari Sentosa (Retail
                      trade)..................................    3,355
           1,000,000 Unilever Indonesia Tbk (Household and
                      personal care)..........................    2,373
                                                               --------
                                                                  5,728
                                                               --------
         South Korea--3.6%
              50,000 *Good Morning Securities Co. (Investment
                      banking and brokerage)..................    3,585
             137,000 Kookmin Bank (Banking)...................    6,640
              35,000 Pacific Corporation (Consumer non-
                      durables)...............................    4,066
              35,000 Samsung Electronics Co.
                      (Semiconductors)........................    9,556
                                                               --------
                                                                 23,847
                                                               --------
         Taiwan--1.2%
           2,240,000 Benq Corporation (Electronic technology).    3,615
           2,200,000 *Taiwan Semiconductor (Semiconductors)...    4,471
                                                               --------
                                                                  8,086
                                                               --------
         Common Stocks--Asia--5.7%
         Australia--2.7%
             200,000 Macquarie Bank, Ltd. (Financial services)    3,292
           2,985,000 Qantas Airways (Transportation)..........    7,728
             410,000 Wesfarmers Limited (Manufacturing).......    6,276
                                                               --------
                                                                 17,296
                                                               --------
         Hong Kong--2.1%
           2,999,352 Esprit Holdings (Apparel and footwear
                      retailer)...............................    5,749
           3,600,000 Li & Fung (Distribution services)........    4,846
           3,860,600 Techtronic Industries (Consumer
                      durables)...............................    3,291
                                                               --------
                                                                 13,886
                                                               --------
         New Zealand--0.9%
           1,605,000 Warehouse Group Limited (Discount
                      stores).................................    5,774
                                                               --------
         Common Stocks--Latin America--3.2%
         Brazil--0.8%
             370,000 Confeccoes Guararapes S.A.--ON (Apparel
                      retailer)...............................      523
         260,000,000 Telemar Norte Leste S.A. (Specialty
                      telecommunications).....................    4,575
                                                               --------
                                                                  5,098
                                                               --------

                See accompanying Notes to Financial Statements.

24  Semi-Annual Report                                            June 30, 2002

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

         ---------------------------------------------------   --------
         Shares                                                   Value
         ---------------------------------------------------   --------

         Common Stocks--Latin America--(continued)
         Mexico--2.4%
           5,500,000   America Movil S.A. (Communications).... $  3,722
           7,374,000   Grupo Financiero BBVA Bancomer
                        (Finance).............................    6,019
           2,479,653   Walmart de Mexico (Retail trade).......    5,726
                                                               --------
                                                                 15,467
                                                               --------
         Common Stocks--Emerging Europe, Mid-East, Africa--0.5%
         South Africa--0.5%
          11,500,000   Network Healthcare Holdings (Health
                        services).............................    3,543
                                                               --------

         Total Common Stock--91.5%
          (Cost $557,752).....................................  596,861
                                                               --------
                                                               --------
         Preferred Stock--1.0%
         Brazil--1.0%
          56,000,000   Banco Itau S.A. (Banking)..............    3,166
             500,000   Confeccoes Guararapes S.A.--PN (Apparel
                        retailer).............................      707
             522,600   Perdigao S.A. (Miscellaneous food
                        products).............................    2,659
                                                               --------
                                                                  6,532
                                                               --------
         Total Preferred Stock--1.0%
           (cost $8,433)......................................    6,532
                                                               --------

----------
*Non-income producing securities
ADR= American Depository Receipt

At June 30, 2002 the Fund's Portfolio of Investments includes the following industry categories:

Financials................  23.8%
Consumer Discretionary....  18.3%
Industrials and Services..  14.9%
Information Technology....  13.3%
Consumer Staples..........  11.2%
Healthcare................   9.1%
Energy....................   3.2%
Materials.................   2.3%
Utilities.................   2.0%
Telecommunication Services   1.4%
Transportation............   0.5%
                           ------
                           100.0%
                           ======

           ---------------------------------------------   --------
           Shares                                              Value
           ---------------------------------------------   --------

           Short-Term Investments
            52,965,489   William Blair Ready Reserves Fund $ 52,965
                                                           --------
           Total Short-term Investments--8.1%
             (cost $52,965)...............................   52,965
                                                           --------
           Total Investments--100.6%
             (cost $619,150)..............................  656,358
           Liabilities, plus cash and other assets--(0.6)%   (3,780)
                                                           --------
           Net assets--100.0%............................. $652,578
                                                           ========



At June 30, 2002 the Fund's Portfolio of Investments includes the following currency categories:

Euro..................  21.8%
Japanese Yen..........  19.8%
British Pound Sterling  17.6%
Swiss Franc...........   6.6%
Canadian Dollar.......   5.8%
United States Dollar..   4.3%
South Korean Won......   4.0%
Hong Kong Dollar......   3.7%
Indian Rupee..........   3.4%
Australian Dollar.....   2.9%
Mexico Nuevo Peso.....   2.6%
Brazilian Real........   1.9%
Danish Krone..........   1.5%
All other currencies..   4.1%
                       ------
                       100.0%
                       ======

                See accompanying Notes to Financial Statements.

June 30, 2002                                           William Blair Funds  25

[PHOTO]

  KLECZKA

Glen A. Kleczka

[PHOTO]

  MITCHEL

David Mitchell

[PHOTO]

  PRICE

Capucine "Cappy" Price
--------------------------------------------------------------------------------
VALUE DISCOVERY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The Value Discovery Fund posted outstanding performance results for the six months ended June 30, 2002. The Fund gained 12.18% on a total return basis (Class N Shares), significantly outperforming its primary benchmark, the Russell 2000(R) Index, which decreased 4.70% and the Russell 2000(R) Value Index, which increased 7.26%.

What were the most significant factors impacting Fund performance?

Superior stock selection was behind the Fund's excellent performance in the first half of the year.

The second quarter, however, was an exceptionally tough one for equity investors, with the markets reeling under a whole host of factors, including concerns about the threat of global terrorism, the pace of the U.S. economic recovery, massive accounting scandals and the larger issue of corporate governance.

According to Prudential Financial's July 9, 2002 Equity Research Quantitative Outlook, only 28% of small cap value managers were able to beat their benchmarks during the second quarter and only 31% were able to surpass their benchmarks in the first half of the year. We are pleased to report that the Value Discovery Fund outperformed in both periods.

Which investment strategies enhanced the Fund's return? Were there any investment themes that contributed to the Fund's results?

Although we seek to invest in stocks that have company-specific opportunities to improve their profitability regardless of what's going on in the economy, signs that the economic recovery was underway buoyed the prices of many Cyclical companies held by the Fund during the first quarter, and the Fund reaped the benefits. The Fund also benefited from its holdings of Financial companies, which also performed well.

In managing the Fund, we attempt to be relatively sector neutral. That being said, strong stock selection led to meaningful relative outperformance in four sectors during the second quarter--Autos and Transportation, Technology, Consumer Discretionary, and Health Care.

In the case of Technology, although the Fund's holdings in absolute terms were down 7% in the second quarter, the Technology sector of the Index was down a much more severe 21%. Overland Storage, one of our Technology holdings, was up by more than 53% during the quarter, and was the single biggest contributor to portfolio return.

Other strong contributors included Sharper Image, Landstar, and First Financial.

What were among the weakest performing sectors for the Fund?

Only three sectors were meaningful absolute detractors from performance during the second quarter--Energy, Producer Durables, and Technology.

26  Semi-Annual Report                                            June 30, 2002

During the first quarter Healthcare was the weakest performing sector for the Fund, with our Healthcare holdings down 17%.

What is your outlook for the Fund?

We are optimistic about the prospects for the Fund in the months ahead.

The economy, although far from robust, appears to be in recovery. Furthermore, while additional economic strength would be welcome, the sluggish pace of recovery has kept the Federal Reserve from raising rates. In the more economically sensitive part of the portfolio, we continue to emphasize companies with improving internal factors combined with end markets that have reached or are nearing the bottom of their business cycles and hence will be poised for an upturn. In addition, the lack of Fed tightening bodes well for the performance of our financial holdings.

The market creates new value opportunities every day. Our job continues to be focusing on those opportunities that can strengthen overall portfolio performance.

June 30, 2002                                           William Blair Funds  27

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               6/30/02 (a)    2001   2000   1999   1998   1997
                               -----------  -----  -----  -----  -----  -----
Value Discovery Fund (Class N)       12.18% 17.39% 18.85%  6.10%   .66% 33.46%
Russell 2000(R) Index.........       (4.70)  2.49  (3.02) 21.26  (2.55) 22.36
Russell 2000(R) Value Index...        7.26  14.03  22.83  (1.49) (6.45) 31.78

             ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

Average Annual Total Return
Class N Shares
(period ended 6/30/02)
1 Year                13.06%
5 Years               14.98%
Since Inception
(12/23/96)            15.64

                           12/96     6/97    12/97     6/98    12/98     6/99    12/99     6/00    12/00     6/01    12/01
6/02
   Value Discovery Fund   $10,000   11,100   13,300   14,600   13,400   14,100   14,300   15,900   16,900   19,700   19,900
22,300
   Russell 2000(R) Index  $10,000   11,000   12,200   12,800   11,900   13,000   14,500   14,900   14,000   15,000   14,400
18,600
   Russell 2000(R) Value  $10,000   11,500   13,200   13,800   12,300   13,000   12,100   12,900   14,900   16,800   17,000
14,000

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is the Fund's primary benchmark. The Russell 2000(R) Index is unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000(R) Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

28   Semi-Annual Report                                           June 30, 2002

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

          -----------------------------------                -----
          Shares                                                Value
          -------------------------------------------------- --------

          Common Stocks
          Industrials and Services--22.9%
             332,400 *Artesyn Technologies, Inc............. $  2,154
             123,800 Belden, Inc............................    2,580
             203,800 Cadmus Communications Corporation......    2,286
             137,800 *Denison International, plc--ADR.......    2,556
             226,130 *Flowserve Corporation.................    6,739
              29,700 *Gardner Denver, Inc...................      594
             355,150 LSI Industries, Inc....................    6,524
             108,400 *Navigant Consulting, Inc..............      758
             155,970 *NCI Building Systems, Inc.............    2,776
             137,000 Pentair, Inc...........................    6,587
             120,000 Robbins & Myers, Inc...................    3,126
             348,370 Ryder System, Inc......................    9,437
              94,000 *United Stationers, Inc................    2,858
             385,250 Watsco, Inc............................    7,035
                                                             --------
                                                               56,010
                                                             --------
          Financial Services--22.3%
             158,200 Amerus Life Holdings, Inc., Class "A"..    5,861
             215,000 Annuity & Life Re Holdings, plc--ADR...    3,889
             172,500 Astoria Financial Corporation..........    5,529
             158,750 Bank of Hawaii Corporation.............    4,505
             305,000 Brandywine Realty Trust................    7,900
              46,900 City Bank (Lynnwood, WA)...............    1,501
             166,200 First Financial Holdings, Inc..........    5,343
             135,300 First Industrial Realty Trust..........    4,445
             177,000 Hudson United Bancorp..................    5,055
             196,700 *Jones Lang LaSalle, Inc...............    4,859
              94,600 MONY Group, Inc........................    3,216
             104,900 Seacoast Financial Services Corporation    2,630
                                                             --------
                                                               54,733
                                                             --------
          Consumer Discretionary--14.3%
              50,830 *Christopher & Banks Corporation.......    2,150
              73,900 Ethan Allen Interiors Inc..............    2,606
             202,500 *Gadzooks, Inc.........................    2,550
             278,000 Hollinger International, Inc...........    3,450
             108,900 *Michaels Stores, Inc..................    4,247
             283,200 *Prime Hospitality Corporation.........    3,667
             367,300 *Sharper Image Corporation.............    7,401
             436,300 *Whitehall Jewellers, Inc..............    9,036
                                                             --------
                                                               35,107
                                                             --------
          Healthcare--7.5%
             233,300 Alpharma, Inc., Class "A"..............    3,961
             180,600 *First Health Group Corporation........    5,064
             365,700 *SICOR, Inc............................    6,780
             231,100 *Sola International, Inc...............    2,658
                                                             --------
                                                               18,463
                                                             --------

----------
* Non-income producing
ADR = American Depository Receipt

            -----------------------------------              -----
            Shares                                               Value
            ----------------------------------------------   --------

            Common Stocks--(continued)
            Information Technology--6.6%
               248,367    Avenet, Inc....................... $  5,461
               454,000    *Checkpoint Systems, Inc..........    5,312
               321,900    *Overland Data, Inc...............    5,305
                                                             --------
                                                               16,078
                                                             --------
            Materials--5.6%
               115,300    Crompton Corporation..............    1,470
               140,600    Ferro Corporation.................    4,239
               153,500    *GrafTech International Ltd.......    1,888
               224,000    Spartech Corporation..............    6,100
                                                             --------
                                                               13,697
                                                             --------
            Autos and transportation--5.2%
                89,900    *Landstar System, Inc.............    9,606
                98,830    *Yellow Corporation...............    3,202
                                                             --------
                                                               12,808
                                                             --------
            Consumer Staples--4.4%
               159,500    *Dean Foods Company...............    5,950
               282,400    *Elizabeth Arden, Inc.............    4,942
                                                             --------
                                                               10,892
                                                             --------
            Energy--2.6%
               348,500    *Veritas DGC, Inc.................    4,391
               261,700    *Newpark Resources, Inc...........    1,923
                                                             --------
                                                                6,314
                                                             --------
            Utilities--2.5%
               259,700    Atmos Energy Corporation..........    6,087
                                                             --------
            Total Common Stock--93.9%
             (cost $184,329)...............................   230,189
                                                             --------
            Short-Term Investments
            15,098,021    William Blair Ready Reserves Fund.   15,098
                                                             --------
            Total Short-term Investments--6.1%
             (cost $15,098)................................    15,098
                                                             --------
            Total Investments--100.0%                         245,287
             (cost $199,427)...............................
            Liabilities, plus cash and other assets--(0.0)%.      (44)
                                                             --------
            Net assets--100.0%.............................. $245,243
                                                             ========




                See accompanying Notes to Financial Statements.

June 30, 2002                                           William Blair Funds  29

[PHOTO]

  KAPLAN

James S. Kaplan

[PHOTO]

  MYER

Bentley M. Myer
--------------------------------------------------------------------------------
INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The Income Fund posted a solid 3.15% gain on a total return basis (Class N Shares) for the six months ended June 30, 2002, roughly in line with its benchmark and well ahead of its peer group. The Fund's benchmark, the Lehman Intermediate Government/Credit Bond Index, increased 3.33%, while the Fund's peer group, the Morningstar Short-term Bond Category, rose 1.89%.

What were the most significant factors impacting Fund performance?

Throughout the first half of the year the fixed income markets demonstrated little tolerance for corporate securities where there were any questions regarding financial reporting or lower-than-expected financial results. In particular, in the wake of accounting scandals and questions about corporate governance, such securities were not only shunned, but also punished severely.

The overriding theme in the fixed income markets during the second quarter was that there was no margin for error when it came to selecting securities for investment in the corporate bond market.

In fact, there was a divergence in the corporate bond market where a company's perceived financial condition took precedence over its credit rating. A company perceived to be "safe" was valued highly, while investors chose to abandon those with questions about their financial statements at any price, in spite of what its credit rating might be.

To provide a case in point, a low BBB-rated food retailing company's corporate bond might trade at close to the same spread as a AAA-rated financial services company, largely on the basis that the retailer had a business that was recession-proof, easier to understand, and possessed a financial statement that would be difficult to misrepresent.

Lastly, Treasury securities rallied strongly in the final days of the second quarter, a "flight-to-quality" resulting from the risks associated with crisis of confidence in the equity markets, and concerns about instability in the Middle East and the threat of terrorism.

It should be noted that despite the fact that there were an inordinate amount of poor individual performances in issues comprising the index in the second quarter, some Corporate issues were able to buck the trend with strong results.

Which investment strategies enhanced the Fund's return?
Were there any investment strategies that produced the best results?

We began an ongoing process during the first quarter of refocusing the Fund's corporate holdings on those high quality companies whose businesses we know and understand well. In particular, we went back and examined those companies that William Blair as a firm researches and follows closely, so as to ensure we have a clear understanding of the company, its business and balance sheet. Throughout the first half of the year we have emphasized conservative, higher-quality and more defensive issues. We were also overweighted in

30  Semi-Annual Report                                            June 30, 2002
mortgage-backed and asset-backed securities, which performed very well for the Fund. Both sectors benefited from being high credit/low event risk. In addition, the slowdown in portfolio prepayments was a big plus as well.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

Our outlook remains cautious, but optimistic. We expect asset-backed securities to continue to be solid performers over the course of the year. Mortgage-backed securities should also provide positive excess returns, although we would not be surprised to see prepayments resume at some point. We will continue with our strategy of owning seasoned, lower loan balance structures that are less sensitive to prepayment risk.

Our higher-quality bias remains firmly in place. Having said this, we are not averse to purchasing select Corporate issues that are "fallen angels," good companies whose bonds we would like to own if the valuations were attractive. Some of these are companies whose bonds are under price pressure because a subsidiary or affiliated company might be having a difficult business year. We will nonetheless seek to own "transparent" businesses that we understand well and provide us, as investors, with a high degree of confidence in owning their bonds.

June 30, 2002                                           William Blair Funds  31

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 6/30/02 (a)   2001   2000 1999   1998  1997
                                 -----------  ----  -----  ----  ----  ----
   Income Fund (Class N)........        3.15% 7.18%  9.99%  .34% 7.07% 8.03%
   Lehman Intermediate
    Government/Credit Bond Index        3.33  8.96  10.12   .39  8.44  7.87

             ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

Average Annual Total Return
Class N Shares
(period ended 6/30/02)

1 Year       6.83%
5 Years      6.49%
Since Inception
(9/25/90)    6.32%

                   12/91    12/92    12/93    12/94    12/95    12/96    12/97    12/98    12/99    12/00    12/01    6/02
Income Fund      $10,000   10,700   11,500   11,500   13,100   13,500   14,600   15,600   15,700   17,200   18,500   19,100
Lehman
Intermediate
Gov/Credit Bond  $10,000   10,700   11,700   11,400   13,200   13,700   14,800   16,100   16,100   17,700   19,300   20,000

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund's investments on June 30, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

32  Semi-Annual Report                                            June 30, 2002

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

       -------- ----------------------------------------------- --------
       Principal
       Amount                                                      Value
       -------------------------------------------------------- --------

       U.S. Government and U.S. Government Agency
        Guaranteed Obligations--44.9%
       U.S. Treasury--7.7%
       $  4,500 U.S. Treasury Note, 6.000%, due 8/15/09........ $  4,888
          8,075 U.S. Treasury Note, 6.500%, due 2/15/10........    9,027
       --------                                                 --------
         12,575 Total U.S. Treasury Obligations................   13,915
       --------                                                 --------
       U.S. Government Guaranteed Obligations--1.5%
       Veterans Administration--1.3%
          2,251 Vendee Mortgage Trust, 96-3 2J, 7.750% due         2,407
       --------  6/15/05....................................... --------
       Small Business Administration--0.2%
             -- Receipt for Multiple Originator fees #3 0.821%,
                 due 11/08/08 (Interest Only) WAC..............      170
            241 Loan #100023, 9.375%, due 11/25/14.............      258
       --------                                                 --------
            241 Total Small Business Administration                  428
       --------  Obligations................................... --------
       U.S. Government Agency Guaranteed Obligations--35.7%
       Federal Home Loan Mortgage Corp. (FHLMC)--28.1%
          5,000 #1458, Tranche J, 7.000%, due 8/15/07..........    5,183
          3,788 #G10067, 7.000%, due 1/1/08....................    3,981
          1,205 #G10147, 8.500%, due 2/1/08....................    1,283
          4,670 #1612, Tranche SE, 8.100%, due 11/15/08,
                 VRN...........................................    5,041
             67 #1625, Tranche SB, 9.500%, due 12/15/08,
                 VRN...........................................       68
          1,773 #1261, Tranche N, 8.000%, due 12/15/08.........    1,810
            618 MCF, Tranche A4, 8.700%, due 12/30/08..........      630
          2,000 #G90019, 7.500%, due 12/15/09..................    2,123
          8,175 FHLMC, 7.000%, due 3/15/10.....................    9,148
          3,052 #E65418, 7.000%, due 8/1/10....................    3,208
          1,071 #G11218, 7.000%, due 10/1/12...................    1,131
          2,201 #E81908, 8.500%, due 12/1/15...................    2,372
          1,260 #1462, Tranche PK, 7.500%, due 7/15/21.........    1,279
          1,491 #C67537, 9.500%, due 8/1/21....................    1,655
          5,000 # 1578, Tranche H, 6.650%, due 7/15/22.........    5,239
          4,450 #G21, Tranche J, 6.250%, due 8/25/22...........    4,655
          1,855 #1608, Tranche SE, 8.959%, due 6/15/23,            2,044
       --------  VRN........................................... --------
         47,676 Total FHLMC Mortgage Obligations...............   50,850
       --------                                                 --------

         -------- ------------------------------------------- --------
         Principal
         Amount                                                  Value
         ---------------------------------------------------- --------

         U.S. Government Agency Guaranteed Obligations--
          (continued)
         Federal National Mortgage Association (FNMA)--7.6%
         $  3,979 #545560, 8.000%, due 5/1/07................ $  4,211
            1,130 #577393, 10.000%, due 6/1/11...............    1,259
            2,488 #577395, 10.000%, due 8/1/11...............    2,769
            1,655 #593561, 9.500%, due 8/1/14................    1,834
            3,329 #598453, 7.000%, due 6/1/15................    3,516
               11 #1993-19, Tranche SH, 11.234%, due 4/25/23,
                   VRN.......................................       13
              165 #1994-72, Tranche SA, 9.750%, due 4/25/24,       173
         --------  VRN....................................... --------
           12,757 Total FNMA Mortgage Obligations............   13,775
         --------                                             --------
           75,500 Total U.S. Government and U.S. Government     81,375
         --------  Agency Guaranteed Obligations............. --------

                See accompanying Notes to Financial Statements.

June 30, 2002                                           William Blair Funds  33

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)


       --------   ---------------------------------- ----------- --------
                                                           NRSRO
       Principal                                          Rating
       Amount                                        (unaudited)    Value
       -------------------------------------------   ----------- --------

       Collateralized Mortgage Obligations--25.7%
       $    675   Prudential Home Securities,
                   1992-13, Tranche B-2,
                   7.500%, due 6/25/07..............       A     $    695
          2,960   Security National Mortgage
                   Loan Trust, 2001-2 A,
                   Tranche B, 8.100%, due
                   10/25/20.........................     BBB        2,998
          3,802   First Plus, 1997-4, Tranche
                   M2,7.330%, due 9/11/23...........       A        3,933
          1,000   First Plus, 1997-4, Tranche A8,
                   7.310%, due 9/11/23..............      A2        1,053
          2,172   First Plus, 1998-2, Tranche M2,
                   7.510%, due 5/10/24..............      A2        2,256
            613   First Plus, 1998-3, Tranche M2,
                   7.420%, due 5/10/24..............      A2          638
          2,209   Security National Mortgage
                   Loan Trust, 2000-2, Tranche
                   B, 9.510%, due 9/25/24...........      A2        2,313
          2,822   Security National Mortgage
                   Loan Trust, 2000-1, Tranche
                   B, 9.250%, due 2/25/25...........      A2        2,937
          5,381   LTC Commercial Mortgage,
                   1994-1, Tranche C, 9.500%,
                   due 6/15/26......................     AA+        5,426
          3,382   LTC Commercial Mortgage,
                   1994-1, Tranche D, 10.000%,
                   due 6/15/26......................     AA-        3,491
          3,549   CIT Home Equity, 98-1
                   M2,6.720%, due 9/15/27...........      A-        3,673
          5,398   Contimortgage Home Equity,
                   1997-2, Tranche M1F,
                   7.340%, due 4/15/28..............     Aa2        5,481
          4,425   Green Tree Home Equity, 1998-
                   E, Tranche M2, 7.270%, due
                   6/15/28..........................      A2        4,629
          1,029   Security National Mortgage
                   Loan Trust, 2001-1, Tranche B
                   8.070%, due 11/25/28.............       A        1,042
          5,886   Merit Securities Corp., Series 13,
       -----       Tranche M2 7.880%, due
                   12/28/33.........................      A2        5,987

                                                                 --------
         45,303   Total Collateralized Mortgage
       -----       Obligations......................               46,552

                                                                 --------
       Corporate Obligations--27.8%
          2,000   Abbott Laboratories,
                   5.625%, due 7/1/06...............      AA        2,072
          3,325   Block Financial
                   Corporation 8.500%, due
                   4/15/07..........................       A        3,733
          4,000   Mellon Bank, NA
                   7.375%, due 5/15/07..............      A+        4,471

----------
WAC = Weighted Average Coupon MTN = Medium Term Note VRN = Variable Rate Note NRSRO = Nationally Recognized Statistical Rating Organization, such as
  S&P, Moody's or Fitch

        -------- -------------------------------- ----------- --------
                                                        NRSRO
        Principal                                      Rating
        Amount                                    (unaudited)     Value
        ----------------------------------------- ----------- --------

        Corporate Obligations--continued
        $  1,500 Procter & Gamble
                  Company, 4.750%,
                  due 6/15/07....................     AA-     $  1,514
           2,750 Applied Materials, Inc., 6.750%,
                  due 10/15/07...................      A-        2,947
           5,510 First Data Corporation, MTN,
                  6.375%, due 12/15/07...........      A+        5,924
           4,700 Cardinal Health, Inc., 6.250%,
                  due 7/15/08....................       A        4,953
           3,475 Phillips Petroleum
                  Company, 8.750%,
                  due 5/25/10....................    BBB+        4,126
           4,300 Household Finance Corporation,
                  8.000%, due 7/15/10............      AA        4,542
           1,500 Boeing Capital Corporation,
                  7.375%, due 9/27/10............     AA-        1,652
           4,000 Morgan Stanley, 6.750%,
                  due 4/15/11....................     AA-        4,115
           2,000 General Motors Acceptance
                  Corporation, 6.875%, due
                  9/15/11........................    BBB+        1,986
           3,850 National Rural Utility
                  Cooperative, 7.250%, due
                  3/1/12.........................       A        4,096
           4,000 GE Capital Corporation, 6.000%,
        -----     due 6/15/12....................     AAA        3,981

                                                              --------
          46,910 Total Corporate Obligations.....               50,112
        --------                                              --------
         167,713
        -------- Total Long Term Investment--98.4%
                                                               178,039
                   (cost $173,419)...............             --------
        Short-Term Investments--2.9%
           5,267 American Express Corporation,                   5,267
        --------  VRN 1.780%, due 7/1/02.........      A+     --------
           5,267 Total Short-Term Investments                    5,267
        --------  (cost $5,267)..................             --------
        $172,980
                 Total Investments--101.3%
        ========  (cost $178,686)................              183,306
                 Liabilities, plus cash and other
                  assets--(1.3)%.................               (2,312)

                                                              --------
                 Net Assets--100.0%..............             $180,994
                                                              ========

                See accompanying Notes to Financial Statements.

34  Semi-Annual Report                                            June 30, 2002

[PHOTO]

KAPLAN

James S. Kaplan

[PHOTO]

MYER

Bentley M. Myer
--------------------------------------------------------------------------------
READY RESERVES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

Activity in the money markets during the first half of the year focused on trying to interpret the Federal Reserve Board's monetary stance in the face of an economic recovery whose strength remains uncertain.

In the final week of the second quarter, the Federal Reserve left a major short-term interest rate unchanged, noting that while the economy is improving, the pace of the recovery did not appear to be strong enough to warrant an increase in rates.

The Fed has left the overnight Federal Funds rate at 1.75% for the past eight months, its lowest level in more than 40 years. The Fed Funds rate reached this level after the Fed had lowered the rate 11 times during 2001.

Federal Reserve Chairman Alan Greenspan indicated in Congressional testimony during the spring that monetary policy would remain on hold until the Fed had more evidence that the economic recovery was firmly underway. Many Fed watchers concur that this could mean their neutral posture will remain in place until the fall.

One precipitating factor that we believe could change the Fed's neutral posture would be if another wave of mortgage refinancings occurs later this year. Typically refinancings free up household income for other purchases, providing a boost to consumer spending, retail sales and ultimately economic activity.

The Fund continued to maintain a "barbell" strategy using both short-term commercial paper and six-to-twelve month secondary corporate paper, to provide additional income opportunities for the Fund.

This strategy has posed challenges for the Fund, as we have mentioned previously, because supply in the commercial paper market has been severely curtailed by low availability. In particular, a number of very large commercial paper issuers have reduced issuance. Making matters worse, rating agencies have been extremely conservative in the wake of increased scrutiny regarding the financial condition of issuers. In such an environment, corporate issuers are looking to the longer-term debt markets to reduce their liquidity risk, rather than use commercial paper.

Consequently, during the second quarter, we began using the secured asset-backed commercial paper as a viable and attractive alternative to the unsecured commercial paper market.

Our defensive positioning for the Fund remains in place, which means we intend to keep the Fund's average maturity shorter. At the end of the second quarter, the Fund's average maturity was 56 days.

The return for the first half of 2002 of the Fund's Class N Shares was 0.68%, versus the 0.61% return of the Fund's benchmark, the AAA-Rated Money Market Funds Average. Total assets were $1.32 billion at the end of the second quarter, compared to $1.36 billion at the end of the first quarter and $1.40 billion at the end of 2001.

June 30, 2002                                           William Blair Funds  35

--------------------------------------------------------------------------------
Performance Highlights

--------------------------------------------------------------------------------

Average Annual Total Returns--Class N Shares period ending June 30, 2002.

                       ------------------------------
                           1 Year  5 Years   10 Years
                       ---------  --------  ---------
Ready Reserves Fund...      2.00%     4.48%      4.28%
AAA Rated Money Market
 Funds................      1.86%     4.41%       N/A

Past Performance does not guarantee future results. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Markets Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by IBC Financial Data.

This report identifies the Fund's investments on June 30, 2002. These holdings are subject to change. Not all fixed-income securities in the Fund performed as well, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.




36  Semi-Annual Report                                            June 30, 2002

--------------------------------------------------------------------------------
Ready Reserves Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)


        ----------------------------------------------------- ----------
        Principal                                              Amortized
        Amount                                                      Cost
        ----------------------------------------------------- ----------

        U.S. Government Agency Guaranteed--1.0%
        $   13,000 Agency for International Development,
                    VRN--India, 2.162%, 7/2/02............... $   12,943
               656 Federal Home Loan Mortgage Corporation,
                    M90513, 6.500%, 9/1/02...................        633
               142 Federal Home Loan Mortgage Corporation,           126
        ----------  L74622, 6.500%, 10/1/02.................. ----------
            13,798                                                13,702
        ----------                                            ----------
        Fixed Rate Notes--24.4%
            45,122 American General Finance Corporation,
                    5.900%-7.450%, 7/1/02-3/1/03.............     44,433
            42,274 Associates Corporation, 6.375%-7.500%,
                    7/15/02-12/30/02.........................     41,513
            11,473 BP, plc, 5.550%, 4/15/03..................     11,433
             7,080 BellSouth Telecommunications, 6.250%,
                    5/15/03..................................      7,064
            10,397 Caterpillar Financial Services, 5.890%-
                    7.280%, 7/15/02-4/15/03..................     10,362
             8,893 Citicorp, 7.125%-8.000%, 2/1/03-6/1/03....      8,852
            11,672 E. I. duPont deNemours Company,
                    6.470%-6.750%, 9/1/02-10/15/02...........     11,539
             5,371 First Data Corporation, 6.625%, 4/1/03....      5,352
            10,190 GE Capital Corporation, 5.650%-8.750%,
                    11/27/02-3/31/03.........................     10,174
            41,726 Household Finance Corporation, 5.875%-
                    7.1250%, 7/31/02-3/1/03..................     41,102
            15,298 IBM Credit Corporation, 5.950%-7.250%,
                    11/1/02-6/2/03...........................     15,106
            25,467 National Rural Utility Cooperative Finance
                    Corporation, 5.000%-7.375%, 9/15/02-
                    2/10/03..................................     25,351
            10,801 Pfizer, Inc., 5.750%-6.625%, 9/15/02-
                    1/15/03..................................     10,650
            28,035 SBC Communications, Inc.,
                    5.730%-7.250%, 7/1/02-5/15/03............     27,479
             2,069 Tyco Capital Corporation,
                    7.560%, 7/2/02...........................      2,001
            12,670 USAA Capital Corporation, 6.900%,
                    11/1/02..................................     12,439
             6,905 Verizon Communications, 6.560%-6.625%,
                    8/14/02-9/15/02..........................      6,814
            26,170 Wal-Mart Stores, Inc., 4.625%-6.875%,
                    8/1/02-6/1/03............................     25,832
             4,765 Wyeth, Inc., 6.500%, 10/15/02.............      4,697
        ----------                                            ----------
           326,378                                               322,193
        ----------                                            ----------

       ------------------------------------------------------ ----------
       Principal                                               Amortized
       Amount                                                       Cost
       ------------------------------------------------------ ----------

       Variable Rate Notes--11.1%
       $    7,363 American General Finance Corporation,
                   2.080%-2.230%, 8/14/02-9/11/02............ $    7,356
           38,665 Caterpillar Financial Services, 2.010%-
                   2.213%, 7/3/02-8/5/02.....................     38,636
           11,013 Citicorp, 1.978%-2.015%,
                   8/12/02-9/4/02............................     11,005
           19,016 Household Finance Corporation, 2.020%-
                   2.198%, 7/30/02-9/26/02...................     19,001
           15,022 Paccar Financial Corporation, 2.007%,
                   9/17/02...................................     15,019
            6,022 Prudential Funding Corporation, 2.187%,
                   9/17/02...................................      6,005
           23,874 Unilever Corporation, 2.060%, 7/24/02......     23,863
            2,002 USA Education Corporation, 2.020%,
                   7/25/02...................................      2,002
           23,015 Verizon Global Funding, 1.970%, 8/4/02.....     23,007
       ----------                                             ----------
          145,992                                                145,894
       ----------                                             ----------
       Demand Note--2.3%
           29,845 American Express Corporation, VRN,
       ------      1.780%, 7/1/02............................     29,845

                                                              ----------
       Asset Backed Commercial Paper--26.7%
           30,000 Ciesco, L.P., 1.780%, 8/22/02-9/6/02.......     29,909
           49,100 Corporate Asset Funding, 1.770%-1.780%,
                   7/1/02-8/5/02.............................     49,035
           52,150 CXC, LLC, 1.770%-1.800%, 7/1/02-
                   8/27/02...................................     52,085
           61,369 Enterprise Funding Corporation, 1.780%-
                   1.800%, 7/17/02-8/16/02...................     61,279
           43,000 Frigate Funding Corporation, 1.790%-
                   1.800%, 7/5/02-7/23/02....................     42,961
           62,200 Govco, Inc., 1.780%-1.800%, 7/2/02-
                   8/23/02...................................     62,150
           15,508 Jupiter Securitization Corporation, 1.820%,
                   7/12/02-8/12/02...........................     15,481
           39,312 Preferred Receivables Funding, 1.780%-          39,270
       ----------  1.800%, 7/18/02-7/29/02................... ----------
          352,639                                                352,170
       ----------                                             ----------

                See accompanying Notes to Financial Statements.

June 30, 2002                                           William Blair Funds  37

--------------------------------------------------------------------------------
Ready Reserve Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

          -------------------------------------------------- ---------
          Principal                                          Amortized
          Amount                                                  Cost
          -------------------------------------------------- ---------

          Commercial Paper--34.7%
          Energy--8.4%
          $   47,000 Chevron U.K. Investment, plc, 1.750%-
                      1.860%, 7/8/02-9/23/02................ $ 46,936
              64,000 Shell Finance U.K., 1.770%-1.860%,        63,850
          ----------  7/9/02-9/5/02......................... --------
             111,000                                          110,786
          ----------                                         --------
          Industrials--Capital Goods--7.7%
               5,000 General Electric Capital Corporation,
                      1.830%, 7/18/02.......................    4,995
              45,000 General Electric Capital International
                      Funding, 1.770%-1.790%,
                      7/3/02-7/16/02........................   44,973
              40,000 General Electric Capital Services
                      Corporation, 1.750%-1.800%, 7/18/02-
                      8/21/02...............................   39,943
              12,350 Paccar Financial Corporation, 1.800%-     12,335
          ----------  1.820%, 7/11/02-8/5/02................ --------
             102,350                                          102,246
          ----------                                         --------
          Insurance--6.0%
               9,000 American General Finance Corporation,
                      1.810%, 7/22/02.......................    8,989
              40,000 Aon Corporation, 1.900%-2.000%, 7/5/02-
                      8/7/02................................   39,939
              29,700 Mass Mutual Funding, 1.750%-2.000%,       29,647
          ----------  7/8/02-10/21/02....................... --------
              78,700                                           78,575
          ----------                                         --------
          Pharmaceuticals and Biotechnology--4.5%
              59,000 Wyeth, Inc., 1.880%-2.000%,               58,919
          ----------  7/8/02-8/2/02......................... --------

----------
VRN = Variable Rate Note

          ------------------------------------------------ ----------
          Principal                                          Amortized
          Amount                                                  Cost
          ------------------------------------------------ ----------

          Commercial Paper--(continued)
          Utilities--2.9%
          $    38,000 National Rural Utilities Cooperative
          -----------  Finance Corporation, 1.790%-1.820%, $   37,964
                       7/11/02-8/6/02..................... ----------
          Telecommunications Services--2.2%
               29,229 Verizon Global Funding Corporation,      29,184
          -----------  1.800%-1.820%, 7/25/02-8/6/02...... ----------
          Media--1.2%
               16,000 Washington Post Company, 1.800%-         15,972
          -----------  1.950%, 7/15/02-8/12/02............ ----------
          Food / Beverage / Tobacco--0.7%
                9,000                                           8,995
          ----------- Kraft Foods, Inc., 1.820%, 7/9/02... ----------
          Diversified Financials--0.6%
                8,000 American Express Credit Corporation,      7,996
          -----------  1.770%, 7/10/02.................... ----------
          Healthcare and Equipment and Services--0.5%
                6,587                                           6,578
          ----------- Medtronic, Inc., 1.770%, 7/25/02.... ----------
              457,866                                         457,215
          -----------                                      ----------
           $1,326,518 Total Investments--100.2%             1,321,019
          ===========  (Cost $1,400,148).................. ----------
                      Liabilities, plus cash and
                       other assets--(0.2)%...............     (3,095)
                                                           ----------
                      Net assets--100.0%.................. $1,317,924
                                                           ==========
                      Portfolio Weighted Average Maturity.    56 Days

                See accompanying Notes to Financial Statements.

38  Semi-Annual Report                                            June 30, 2002

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

June 30, 2002 (all dollar amounts in thousands) (unaudited)


                                                                                       Large Cap   Small Cap
                                                                   Growth Tax-Managed     Growth      Growth
                                                                     Fund Growth Fund       Fund        Fund
-                                                            -----------  -----------  --------- ----------
Assets
Investments in securities, at cost.......................... $   274,615     $  5,581  $  5,642  $   68,129
Investments in Affiliated Fund, at cost.....................      15,695          854        31       3,820
                                                             -----------     --------  --------  ----------
Investments in securities, at value......................... $   302,847     $  5,451  $  4,671  $   73,213
Investments in Affiliated Fund, at value....................      15,695          854        31       3,820
Cash........................................................          61           --        --           1
Receivable for fund shares sold.............................          36           --        --       3,083
Receivable for investment securities sold...................       1,728           88        --       2,886
Receivable from Advisor.....................................          --            6         6          10
Dividend and interest receivable............................         144            4         3           1
Prepaid insurance...........................................           9           --        --          --
                                                             -----------     --------  --------  ----------
       Total assets.........................................     320,520        6,403     4,711      83,014
Liabilities
Payable for investment securities purchased.................       4,725          179        --         730
Payable for fund shares redeemed............................         208           --        --         105
Management fee payable......................................         217            4         4          64
Distribution and shareholder services fee payable...........           9           --        --           4
Other accrued expenses......................................          70           11        21          32
                                                             -----------     --------  --------  ----------
       Total liabilities....................................       5,229          194        25         935
                                                             -----------     --------  --------  ----------
        Net Assets.......................................... $   315,291     $  6,209  $  4,686  $   82,079
                                                             ===========     ========  ========  ==========
Capital
Composition of Net Assets...................................
  Par value of shares of beneficial interest................ $        34     $      1  $      1  $        5
  Capital paid in excess of par value.......................     306,222        7,819     9,888      78,623
  Undistributed net investment income (loss)................      (1,088)         (19)      (18)       (422)
  Accumulated net realized gain (loss)......................     (18,109)      (1,462)   (4,214)     (1,211)
  Net unrealized appreciation (depreciation) of investments
   and foreign currencies...................................      28,232         (130)     (971)      5,084
                                                             -----------     --------  --------  ----------
        Net Assets.......................................... $   315,291     $  6,209  $  4,686  $   82,079
                                                             ===========     ========  ========  ==========
Class I Shares
  Net Assets................................................ $   271,682     $  6,039  $  4,464  $   58,050
  Shares Outstanding........................................  29,225,397      786,310   819,680   3,641,452
  Net Asset Value Per Share................................. $      9.30     $   7.68  $   5.45  $    15.94
Class N Shares
  Net Assets................................................ $    43,603     $    166  $    219  $   24,020
  Shares Outstanding........................................   4,722,486       21,731    40,414   1,514,862
  Net Asset Value Per Share................................. $      9.23     $   7.63  $   5.42  $    15.86

                See accompanying Notes to Financial Statements.

June 30, 2002                                           William Blair Funds  39

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Period Ended June 30, 2002 (all dollar amounts in thousands) (unaudited)


                                                                                                               Large Cap
                                                                                                  Tax-Managed     Growth
                                                                                      Growth Fund Growth Fund       Fund
-                                                                                     ----------- -----------  ---------
Investment income
  Interest........................................................................... $     57        $     5    $     2
  Dividends..........................................................................      593             14         12
  Less foreign tax withheld..........................................................       --             --         --
                                                                                      --------        -------    -------
    Total income.....................................................................      650             19         14
Expenses
  Investment advisory fees...........................................................    1,356             27         23
  Distribution fees..................................................................       64             --         --
  Shareholder services fees..........................................................       --             --         --
  Custodian fees.....................................................................       52              8          8
  Transfer agent fees................................................................      114              4          4
  Professional fees..................................................................       34              9          9
  Registration fees..................................................................       16             14         16
  Other expenses.....................................................................      102              1         10
                                                                                      --------        -------    -------
    Total expenses before waiver.....................................................    1,738             63         70
    Less expenses waived and absorbed by the Advisor.................................       --            (25)       (38)
                                                                                      --------        -------    -------
    Net expenses.....................................................................    1,738             38         32
                                                                                      --------        -------    -------
    Net investment income (loss).....................................................   (1,088)           (19)       (18)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities....................................................
    Net realized gain (loss) on investments..........................................   (8,133)          (506)      (525)
                                                                                      --------        -------    -------
Change in net unrealized appreciation (depreciation) on investments and other assets
 and liabilities.....................................................................  (46,753)          (643)      (644)
                                                                                      --------        -------    -------
Net increase (decrease) in net assets resulting from operations...................... $(55,974)       $(1,168)   $(1,187)
                                                                                      ========        =======    =======

                                                                                      Small Cap
                                                                                         Growth
                                                                                           Fund
-                                                                                     ---------
Investment income
  Interest...........................................................................   $    43
  Dividends..........................................................................         9
  Less foreign tax withheld..........................................................        --
                                                                                        -------
    Total income.....................................................................        52
Expenses
  Investment advisory fees...........................................................       378
  Distribution fees..................................................................        21
  Shareholder services fees..........................................................        --
  Custodian fees.....................................................................        25
  Transfer agent fees................................................................        28
  Professional fees..................................................................        13
  Registration fees..................................................................        17
  Other expenses.....................................................................        22
                                                                                        -------
    Total expenses before waiver.....................................................       504
    Less expenses waived and absorbed by the Advisor.................................       (30)
                                                                                        -------
    Net expenses.....................................................................       474
                                                                                        -------
    Net investment income (loss).....................................................      (422)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities....................................................
    Net realized gain (loss) on investments..........................................     1,209
                                                                                        -------
Change in net unrealized appreciation (depreciation) on investments and other assets
 and liabilities.....................................................................    (4,081)
                                                                                        -------
Net increase (decrease) in net assets resulting from operations......................   $(3,294)
                                                                                        =======

                See accompanying Notes to Financial Statements.

40  Semi-Annual Report                                            June 30, 2002

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Period Ended June 30, 2002 and the Year Ended December 31, 2001 (all amounts in thousands) (unaudited)


                                                                          Tax-             Large              Small
                                                                       Managed               Cap                Cap
                                                       Growth           Growth            Growth             Growth
                                                         Fund             Fund              Fund               Fund
-                                        -------------------  ---------------  ----------------  -----------------
                                              2002       2001     2002    2001     2002     2001     2002      2001
-                                        --------  ---------  -------  ------  -------  -------  -------  --------
Operations
 Net investment income (loss)........... $ (1,088) $  (1,606) $   (19) $  (19) $   (18) $   (42) $  (422) $   (381)
 Net realized gain (loss) on
   investments, foreign currency
   transactions and other assets and
   liabilities..........................   (8,133)    (5,589)    (506)   (862)    (525)  (3,191)   1,209    (1,804)
 Change in net unrealized appreciation
   (depreciation) on investments,
   foreign currency transactions and
   other assets and liabilities.........  (46,753)   (66,914)    (643)    479     (644)   1,057   (4,081)   10,117
                                         --------  ---------  -------  ------  -------  -------  -------  --------
 Net increase (decrease) in net assets
   resulting from operations............  (55,974)   (74,109)  (1,168)   (402)  (1,187)  (2,176)  (3,294)    7,932
Distributions to shareholders from
 Net investment income..................       --         --       --      --       --       --       --        --
 Net realized gain......................       --     (4,993)      --      --       --       --       --        --
                                         --------  ---------  -------  ------  -------  -------  -------  --------
                                               --     (4,993)      --      --       --       --       --        --
Capital stock transactions
 Net proceeds from sale of shares.......   16,597     39,185      493   3,483    1,124    1,372   38,771    38,305
 Shares issued in reinvestment of
   income dividends and capital gain
   distributions........................       --      4,405       --      --       --       --       --        --
 Less cost of shares redeemed...........  (31,428)  (129,379)    (327)   (871)  (1,242)  (4,200)  (8,056)  (20,357)
                                         --------  ---------  -------  ------  -------  -------  -------  --------
 Net increase (decrease) in net assets
   resulting from capital share
   transactions.........................  (14,831)   (85,789)     166   2,612     (118)  (2,828)  30,715    17,948
                                         --------  ---------  -------  ------  -------  -------  -------  --------
 Increase (decrease) in net assets......  (70,805)  (164,891)  (1,002)  2,210   (1,305)  (5,004)  27,421    25,880
Net assets
 Beginning of period....................  386,096    550,987    7,211   5,001    5,991   10,995   54,658    28,778
                                         --------  ---------  -------  ------  -------  -------  -------  --------
 End of period.......................... $315,291  $ 386,096  $ 6,209  $7,211  $ 4,686  $ 5,991  $82,079  $ 54,658
                                         ========  =========  =======  ======  =======  =======  =======  ========
 Undistributed net investment income
   (loss) at the end of the period...... $ (1,088) $      --  $   (19) $   --  $   (18) $    --  $  (422) $     --
                                         ========  =========  =======  ======  =======  =======  =======  ========



                See accompanying Notes to Financial Statements.


June 30, 2002                                           William Blair Funds  41

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

June 30, 2002 (all dollar amounts in thousands) (unaudited)


                                                             International       Value                        Ready
                                                                    Growth   Discovery       Income        Reserves
                                                                      Fund        Fund         Fund            Fund
-                                                            ------------- ----------  -----------  --------------
Assets
Investments in securities, at cost..........................  $   566,185  $  184,329  $   178,686  $    1,321,019
Investments in Affiliated Fund, at cost.....................       52,965      15,098           --              --
                                                              -----------  ----------  -----------  --------------
Investments in securities, at value.........................  $   603,393  $  230,189  $   183,306  $    1,321,019
Investments in Affiliated Fund, at value....................       52,965      15,098           --
Cash........................................................           --          --           40              --
Foreign currency, at value (cost $5,545)....................        5,541          --           --              --
Receivable for fund shares sold.............................        4,166       2,029          181              --
Receivable for investment securities sold...................        1,809         472           --              --
Dividend and interest receivable............................          966         155        1,860           6,371
Prepaid insurance...........................................            8           3            4              31
                                                              -----------  ----------  -----------  --------------
       Total assets.........................................      668,848     247,946      185,391       1,327,421
Liabilities
Payable for investment securities purchased.................       15,176       2,329        4,173           8,778
Payable for fund shares redeemed............................          360          71           91              --
Management fee payable......................................          560         220           81             185
Distribution and shareholder services fee payable...........           65           5            2             313
Payable to Advisor..........................................           --          10           --              --
Dividend payable............................................           --          --           --             110
Other accrued expenses......................................          109          68           50             111
                                                              -----------  ----------  -----------  --------------
       Total liabilities....................................       16,270       2,703        4,397           9,497
                                                              -----------  ----------  -----------  --------------
        Net Assets..........................................  $   652,578  $  245,243  $   180,994  $    1,317,924
                                                              ===========  ==========  ===========  ==============
Capital
Composition of Net Assets...................................
  Par value of shares of beneficial interest................  $        41  $       12  $        17  $        1,319
  Capital paid in excess of par value.......................      671,923     197,161      185,147       1,317,425
  Undistributed net investment income (loss)................          636        (204)         531              81
  Accumulated net realized gain (loss)......................      (57,197)      2,414       (9,321)           (901)
  Net unrealized appreciation (depreciation) of investments
   and foreign currencies...................................       37,175      45,860        4,620              --
                                                              -----------  ----------  -----------  --------------
        Net Assets..........................................  $   652,578  $  245,243  $   180,994  $    1,317,924
                                                              ===========  ==========  ===========  ==============
Class I Shares..............................................
  Net Assets................................................  $   328,108  $  204,598  $   163,535
  Shares Outstanding........................................   20,814,524   9,996,862   15,701,485
  Net Asset Value Per Share.................................  $     15.76  $    20.47  $     10.41
Class N Shares..............................................
  Net Assets................................................  $   324,461  $   40,633  $    17,453  $    1,317,924
  Shares Outstanding........................................   20,757,406   1,987,364    1,676,761   1,318,743,865
  Net Asset Value Per Share.................................  $     15.63  $    20.45  $     10.41  $         1.00

                See accompanying Notes to Financial Statements.

42  Semi-Annual Report                                            June 30, 2002

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Period Ended June 30, 2002 (all dollar amounts in thousands) (unaudited)

                                                                                          International     Value
                                                                                                 Growth Discovery  Income
                                                                                                   Fund      Fund    Fund
-                                                                                         ------------- --------- ------
Investment income
  Interest...............................................................................   $    360     $   106  $5,637
  Dividends..............................................................................      3,879       1,060      --
  Less foreign tax withheld..............................................................       (415)         --      --
                                                                                            --------     -------  ------
    Total income.........................................................................      3,824       1,166   5,637
Expenses
  Investment advisory fees...............................................................      2,903       1,154     465
  Distribution fees......................................................................        324          33      12
  Shareholder services fees..............................................................         --          --      --
  Custodian fees.........................................................................        270          41      32
  Transfer agent fees....................................................................        169          43      30
  Professional fees......................................................................         46          30      16
  Registration fees......................................................................         37          17      18
  Other expenses.........................................................................         61          42      34
                                                                                            --------     -------  ------
    Total expenses before waiver.........................................................      3,810       1,360     607
    Less expenses recovered by (waived and absorbed by) the Advisor......................         --          10      --
                                                                                            --------     -------  ------
    Net expenses.........................................................................      3,810       1,370     607
                                                                                            --------     -------  ------
    Net investment income (loss).........................................................         14        (204)  5,030
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities............................................................
    Net realized gain (loss) on investments..............................................     (9,682)      2,633    (542)
    Net realized gain (loss) on foreign currency transactions and other assets and
     liabilities.........................................................................     (1,653)         --      --
                                                                                            --------     -------  ------
    Total net realized gain (loss).......................................................    (11,335)      2,633    (542)
Change in net unrealized appreciation (depreciation) on investments and other assets and
 liabilities.............................................................................     15,618      18,054   1,179
                                                                                            --------     -------  ------
Net increase (decrease) in net assets resulting from operations..........................   $  4,297     $20,483  $5,667
                                                                                            ========     =======  ======

                                                                                             Ready
                                                                                          Reserves
                                                                                              Fund
-                                                                                         --------
Investment income
  Interest............................................................................... $13,496
  Dividends..............................................................................      --
  Less foreign tax withheld..............................................................      --
                                                                                          -------
    Total income.........................................................................  13,496
Expenses
  Investment advisory fees...............................................................   1,511
  Distribution fees......................................................................      --
  Shareholder services fees..............................................................   2,206
  Custodian fees.........................................................................     160
  Transfer agent fees....................................................................     215
  Professional fees......................................................................      80
  Registration fees......................................................................      28
  Other expenses.........................................................................     187
                                                                                          -------
    Total expenses before waiver.........................................................   4,387
    Less expenses recovered by (waived and absorbed by) the Advisor......................      --
                                                                                          -------
    Net expenses.........................................................................   4,387
                                                                                          -------
    Net investment income (loss).........................................................   9,109
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities............................................................
    Net realized gain (loss) on investments..............................................    (716)
    Net realized gain (loss) on foreign currency transactions and other assets and
     liabilities.........................................................................      --
                                                                                          -------
    Total net realized gain (loss).......................................................    (716)
Change in net unrealized appreciation (depreciation) on investments and other assets and
 liabilities.............................................................................      --
                                                                                          -------
Net increase (decrease) in net assets resulting from operations.......................... $ 8,393
                                                                                          =======

                See accompanying Notes to Financial Statements.

June 30, 2002                                           William Blair Funds  43

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Period Ended June 30, 2002 and the Year Ended December 31, 2001 (all amounts in thousands) (unaudited)

                                                                                           International               Value
                                                                                                  Growth           Discovery
                                                                                                    Fund                Fund
-                                                                                   -------------------  ------------------
                                                                                         2002       2001      2002      2001
-                                                                                   --------- ---------  --------  --------
Operations
  Net investment income (loss)..................................................... $      14 $     182  $   (204) $    556
  Net realized gain (loss) on investments, foreign currency transactions and other
   assets and liabilities..........................................................  (11,335)   (42,022)    2,633     5,819
  Change in net unrealized appreciation (depreciation) on investments, foreign
   currency transactions and other assets and liabilities..........................    15,618   (12,050)   18,054    10,754
                                                                                    --------- ---------  --------  --------
  Net increase (decrease) in net assets resulting from operations..................     4,297   (53,890)   20,483    17,129
Distributions to shareholders from
  Net investment income............................................................        --        --        --      (559)
  Net realized gain................................................................        --        --        --    (5,904)
                                                                                    --------- ---------  --------  --------
                                                                                           --        --        --    (6,463)
Capital stock transactions
  Net proceeds from sale of shares.................................................   270,333   287,090   117,578    81,461
  Shares issued in reinvestment of income dividends and capital gain
   distributions...................................................................        --        --        --     6,285
  Less cost of shares redeemed.....................................................  (76,107)  (113,033)  (42,110)  (23,213)
                                                                                    --------- ---------  --------  --------
  Net increase (decrease) in net assets resulting from capital stock transactions..   194,226   174,057    75,468    64,533
                                                                                    --------- ---------  --------  --------
  Increase (decrease) in net assets................................................   198,523   120,167    95,951    75,199
Net assets
  Beginning of period..............................................................   454,055   333,888   149,292    74,093
                                                                                    --------- ---------  --------  --------
  End of period....................................................................  $652,578 $ 454,055  $245,243  $149,292
                                                                                    ========= =========  ========  ========
Undistributed net investment income (loss) at the end of the period................  $    636 $     622  $   (204) $     --
                                                                                    ========= =========  ========  ========

                                                                                                                            Ready
                                                                                                 Income                  Reserves
                                                                                                   Fund                      Fund
-                                                                                   ------------------  ------------------------
                                                                                         2002      2001         2002         2001
-                                                                                   --------  --------  -----------  -----------
Operations
  Net investment income (loss)..................................................... $  5,030  $  9,662  $     9,109  $    50,389
  Net realized gain (loss) on investments, foreign currency transactions and other
   assets and liabilities..........................................................     (542)    1,059         (716)          --
  Change in net unrealized appreciation (depreciation) on investments, foreign
   currency transactions and other assets and liabilities..........................    1,179     1,575           --           --
                                                                                    --------  --------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations..................    5,667    12,296        8,393       50,389
Distributions to shareholders from
  Net investment income............................................................   (4,499)  (10,451)      (9,109)     (50,389)
  Net realized gain................................................................       --        --           --           --
                                                                                    --------  --------  -----------  -----------
                                                                                      (4,499)  (10,451)      (9,109)     (50,389)
Capital stock transactions
  Net proceeds from sale of shares.................................................   17,555    35,686    2,518,043    5,044,318
  Shares issued in reinvestment of income dividends and capital gain
   distributions...................................................................    3,298     7,689        9,120       50,130
  Less cost of shares redeemed.....................................................  (17,291)  (36,702)  (2,612,263)  (5,029,888)
                                                                                    --------  --------  -----------  -----------
  Net increase (decrease) in net assets resulting from capital stock transactions..    3,562     6,673      (85,100)      64,560
                                                                                    --------  --------  -----------  -----------
  Increase (decrease) in net assets................................................    4,730     8,518      (85,816)      64,560
Net assets
  Beginning of period..............................................................  176,264   167,746    1,403,740    1,339,180
                                                                                    --------  --------  -----------  -----------
  End of period.................................................................... $180,994  $176,264  $ 1,317,924  $ 1,403,740
                                                                                    ========  ========  ===========  ===========
Undistributed net investment income (loss) at the end of the period................ $    531  $     --  $        81  $        81
                                                                                    ========  ========  ===========  ===========


                See accompanying Notes to Financial Statements.


44  Semi-Annual Report                                            June 30, 2002

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the "Fund") is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently consists of the following eight portfolios (the "Portfolios"), each with its own investment objectives and policies.

                   Equity Portfolios  International Portfolio
                   -----------------  -----------------------
                   Growth             International Growth
                   Tax-Managed Growth Fixed Income Portfolio
                                      ----------------------
                   Large Cap Growth   Income
                   Small Cap Growth   Money Market Portfolio
                                      ----------------------
                   Value Discovery    Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity....... Long term capital appreciation.
International Long term capital appreciation.
Fixed Income. High level of current income consistent relative to stability of principal.
Money Market. Current income, stable share price and daily liquidity.

(b) Share Classes

Prior to September 30, 1999, the Portfolios only offered N shares. Five different classes of shares currently exist. The table below describes the Class I and Class N shares covered by this report:

  Class                              Description
  -----                              -----------
    I   Class I shares are sold to a limited group of investors, are not subject to an initial or contingent deferred sales charge and generally have lower ongoing expenses than the other classes.
    N   Class N shares are sold only to investors who acquire the shares directly through the Fund's distributor or a select number of financial intermediaries, without an initial sales charge.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

Equity securities traded on a national securities exchange or market are valued at the last sale price or, in the absence of a sale on the date of valuation, at the latest bid price. The value of foreign securities is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there has been no sale on the date of valuation, at the latest bid price. Long-term, fixed income securities are valued based on market quotations, or independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight-line basis to maturity.

(d) Investment income and investment transactions

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments schedule for the Income Portfolio and the Ready Reserves Portfolio were the rates in effect on June 30, 2002. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization of premiums and discounts for short term securities (maturities less than one year) and the effective interest method for long term securities (maturities greater than one year).

June 30, 2002                                           William Blair Funds  45

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2002, the Income Portfolio recognized a reduction in interest income and a reduction in the net realized capital loss of $357 (in thousands), related to losses on its mortgage and asset-backed securities' paydowns. For the period ended December 31, 2001, the Income Portfolio recognized a reduction in interest income and an increase in the net realized capital loss of $857 (in thousands), related to losses on its mortgage and asset-backed securities' paydowns. This reclassification has no effect on net assets.

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m. Chicago time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, International Growth, and Value Discovery Portfolios are declared at least annually.Dividends from the Income and Ready Reserves Portfolios are declared monthly and daily, respectively. Capital gain distributions, if any, are declared annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. These reclassifications have no impact on the net asset values of the Portfolios.

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The International Growth Portfolio may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. This Portfolio may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(g) Income Taxes

Each Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute its taxable income to its shareholders and be relieved of all Federal income taxes. At June 30, 2002, the following Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

 Portfolio            2002 2003   2004 2005 2006   2007   2008    2009   Total
 ---------            ---- ---- ------ ---- ---- ------ ------ ------- -------
 Growth Fund......... $--  $ -- $   --  $--  $-- $   -- $   -- $ 4,332 $ 4,332
 Tax-Managed Growth..  --    --     --   --   --     --     94     732     826
 Large Cap Growth....  --    --     --   --   --     --    493   2,713   3,206
 Small Cap Growth....  --    --     --   --   --     --     --   2,137   2,137
 International Growth  --    --     --   --   --     --     --  31,564  31,564
 Income..............       232  2,156   --   --  1,249  3,293      --   6,930
 Ready Reserves......  --    --    108    1    1     51     24      --     185

46  Semi-Annual Report                                            June 30, 2002

The International Growth Portfolio has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (depreciation) of $(2,047) (in thousands) in 2001, all of which has been reclassified from unrealized gain (loss) on investments to undistributed net investment income. In addition, the Portfolio recorded net realized gains of $514 on sales of PFICs during 2001, of which $331 had been recognized as income in prior years.

For the period October 31, 2001 through December 31, 2001, the following portfolios incurred net capital losses. Each portfolio intends to treat this loss as having occurred in fiscal year 2002 for Federal income tax purposes (in thousands):

                          Portfolio             Amount
                          ---------            -------
                          Tax-Managed Growth.. $   130
                          Large Cap Growth....     172
                          Small Cap Growth....      57
                          International Growth  13,967
                          Income..............   1,769

(h) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios                                                     International Portfolio
-----------------                                                     -----------------------
Growth....................................................... 0.75%   International Growth
Tax-Managed Growth........................................... 0.80%    First $250 million........  1.10%
Large Cap Growth............................................. 0.80%    Remainder.................  1.00%
Small Cap Growth............................................. 1.10%
Value Discovery.............................................. 1.15%

Fixed Income Portfolio                                                Money Market Portfolio
----------------------                                                ----------------------
Income*                                                               Ready Reserves
  First $250 million......................................... 0.25%    First $250 million........ 0.275%
  Remainder.................................................. 0.20%    Next $250 million......... 0.250%
----------                                                             Next $2 billion........... 0.225%
*Management fee also includes a charge of 5% of gross income.          In excess of $2.5 billion. 0.200%

The Portfolios have also entered into an Expense Limitation Agreement with the Company. Under terms of this Agreement, the Company has voluntarily agreed to waive its advisory fees and absorb other operating expenses through April 30, 2003, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

                            Tax-Managed Growth 1.11%
                            Large Cap Growth.. 1.11%
                            Small Cap Growth.. 1.30%
                            Value Discovery... 1.33%

The voluntary waivers for Class N shares for each Portfolio exclude distribution fees.

For a period of five years subsequent to April 30, 2002, the Company is entitled to reimbursement from the Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated. For the period ended June 30, 2002, the Value Discovery owed the Company $10 (in thousands) for previously waived fees.

June 30, 2002                                           William Blair Funds  47

For the period ended June 30, 2002, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands):

                                               Fee
                                           Waiver/                Expenses
                                  Gross    (Waiver          Net   Absorbed
      Portfolio            Advisory Fee Recovered) Advisory Fee by Advisor
      ---------            ------------ ---------- ------------ ----------
      Growth..............    $1,356       $ --       $1,356       $ --
      Tax-Managed Growth..        27         25            2         --
      Large Cap Growth....        23         23           --         15
      Small Cap Growth....       378         30          348         --
      International Growth     2,903         --        2,903         --
      Value Discovery.....     1,154        (10)       1,164         --
      Income..............       465         --          465         --
      Ready Reserves......     1,511         --        1,511         --

(b) Underwriting, Distribution Services and Shareholder Services Agreement

Each Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Value Discovery Portfolio, which is 0.16%, and the Income Portfolio, which is 0.15%. Pursuant to the distribution services agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios' Class N shares.

Distribution fees paid by the Portfolios to the Company, for the period ended June 30, 2002, were as follows (in thousands):

                                            Distribution
                       Portfolio                    Fees
                       ---------            ------------
                       Growth..............    $   64
                       Tax-Managed Growth..        --
                       Large Cap Growth....        --
                       Small Cap Growth....        21
                       International Growth       324
                       Value Discovery.....        33
                       Income..............        12
                       Ready Reserves......     2,206

(c) Trustees

The Portfolios paid fees of $133,500 to non-affiliated trustees of the Fund for the period ended June 30, 2002.

(d) Investments in Affiliated Fund

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund the Fund may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market portfolio managed by the Advisor. Ready Reserves is used as a cash management option to the other Portfolios in the Fund. The Advisor is obligated to waive any management fees earned by Ready Reserves on such investments. Distributions received from Ready Reserves are reflected as dividend income in each Portfolio's statement of operations. Amounts relating to the Portfolios' investments in Ready Reserves were as follows for the period ended June 30, 2002 (in thousands):

                                                                 Percent
                                          Sales Dividend          of Net
        Portfolio            Purchases Proceeds   Income   Value  Assets
        ---------            --------- -------- -------- ------- -------
        Growth.............. $ 63,243  $ 53,611   $ 55   $15,695   5.0%
        Tax-Managed Growth..    1,171     1,107      4       854  13.8
        Large Cap Growth....    1,322     1,367      3        31   0.7
        Small Cap Growth....   37,102    40,327     43     3,820   4.7
        International Growth  201,914   193,610    240    52,965   8.1
        Value Discovery.....   64,786    60,528    104    15,098   6.1
        Income..............       --        --     --        --    --

48  Semi-Annual Report                                            June 30, 2002

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2002 were as follows (in thousands):

                    Portfolio            Purchases    Sales
                    ---------            --------- --------
                    Growth.............. $ 59,141  $ 93,015
                    Tax-Managed Growth..    1,318     1,132
                    Large Cap Growth....    1,443     1,522
                    Small Cap Growth....   71,769    44,110
                    International Growth  364,703   170,815
                    Value Discovery.....   83,401    13,053
                    Income..............   63,100    55,501

The cost of investments for Federal income tax purposes and related gross unrealized appreciation / (depreciation) and net unrealized appreciation / (depreciation) at June 30, 2002, were as follows (in thousands):


                                                                         Net
                                           Gross        Gross     Unrealized
                            Cost of   Unrealized   Unrealized   Appreciation
   Portfolio            Investments Appreciation Depreciation (Depreciation)
   ---------            ----------- ------------ ------------ --------------
   Growth.............. $  296,010    $69,774      $47,241       $22,533
   Tax-Managed Growth..      6,435        726          856          (130)
   Large Cap Growth....      5,966        327        1,591        (1,264)
   Small Cap Growth....     71,982      9,543        4,492         5,051
   International Growth    619,183     68,446       31,582        36,864
   Value Discovery.....    199,646     50,209        4,569        45,640
   Income..............    178,769      5,367          830         4,537
   Ready Reserves......  1,321,019         --           --            --

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with forward contracts are reflected in the accompanying financial statements.There were no open foreign currency forward contracts for hedging purposes at June 30, 2002.

June 30, 2002                                           William Blair Funds  49

(5) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

                                                                           Sales (Dollars)
-                    --------------------------------------------------------------------
                             Period Ended June 30, 2002     Period Ended December 31, 2001
                     ---------------------------------  ---------------------------------
Portfolio              Class I      Class N       Total   Class I      Class N       Total
---------            --------  -----------  ----------  --------  -----------  ----------
Growth.............. $ 12,060  $     4,537  $   16,597  $ 22,346  $    16,826  $   39,172
Tax-Managed Growth..      493           --         493     3,398           85       3,483
Large Cap Growth....    1,011          113       1,124       847          513       1,360
Small Cap Growth....   22,563       16,208      38,771    15,765       22,434      38,199
International Growth   88,897      181,436     270,333   120,322      161,847     282,169
Value Discovery.....   93,751       23,827     117,578    69,189       12,212      81,401
Income..............   13,396        4,159      17,555    24,069        6,991      31,060
Ready Reserves......       --    2,518,043   2,518,043        --    5,044,318   5,044,318

                                                        Reinvested Distributions (Dollars)
                     --------------------------------------------------------------------
                             Period Ended June 30, 2002     Period Ended December 31, 2001
                     ---------------------------------  ---------------------------------
Portfolio              Class I      Class N       Total   Class I      Class N       Total
---------            --------  -----------  ----------  --------  -----------  ----------
Growth.............. $     --  $        --  $       --  $  3,584  $       821  $    4,405
Tax-Managed Growth..       --           --          --        --           --          --
Large Cap Growth....       --           --          --        --           --          --
Small Cap Growth....       --           --          --        --           --          --
International Growth       --           --          --        --           --          --
Value Discovery.....       --           --          --     5,582          703       6,285
Income..............    3,037          261       3,298     7,106          573       7,679
Ready Reserves......       --        9,120       9,120        --       50,130      50,130

                                                                     Redemptions (Dollars)
                     --------------------------------------------------------------------
                             Period Ended June 30, 2002     Period Ended December 31, 2001
                     ---------------------------------  ---------------------------------
Portfolio              Class I      Class N       Total   Class I      Class N       Total
---------            --------  -----------  ----------  --------  -----------  ----------
Growth.............. $ 23,192  $     8,236  $   31,428  $ 78,400  $    49,864  $  128,264
Tax-Managed Growth..      327           --         327       806           41         847
Large Cap Growth....    1,200           42       1,242     3,745          398       4,143
Small Cap Growth....    4,265        3,791       8,056     5,120       13,609      18,729
International Growth   26,867       49,240      76,107    36,519       70,431     106,950
Value Discovery.....   38,648        3,462      42,110    16,892        6,098      22,990
Income..............   15,841        1,450      17,291    27,551        3,884      31,435
Ready Reserves......       --    2,612,263   2,612,263        --    5,029,888   5,029,888

                        Net Change in Net Assets relating to Fund Share Activity (Dollars)
                     --------------------------------------------------------------------
                             Period Ended June 30, 2002     Period Ended December 31, 2001
                     ---------------------------------  ---------------------------------
Portfolio              Class I      Class N       Total   Class I      Class N       Total
---------            --------  -----------  ----------  --------  -----------  ----------
Growth.............. $(11,132) $    (3,699) $  (14,831) $(52,470) $   (32,217) $  (84,687)
Tax-Managed Growth..      166           --         166     2,592           44       2,636
Large Cap Growth....     (189)          71        (118)   (2,898)         115      (2,783)
Small Cap Growth....   18,298       12,417      30,715    10,645        8,825      19,470
International Growth   62,030      132,196     194,226    83,803       91,416     175,219
Value Discovery.....   55,103       20,365      75,468    57,879        6,817      64,696
Income..............      592        2,970       3,562     3,624        3,680       7,304
Ready Reserves......       --      (85,100)    (85,100)       --       64,560      64,560

50  Semi-Annual Report                                            June 30, 2002

(5) Fund Share Transactions - (continued)


                                                                                       Sales (Shares)
                                          ----------------------------------------------------------
                                             Period Ended June 30, 2002 Period Ended December 31, 2001
                                          ----------------------------  ----------------------------
Portfolio                                 Class I    Class N      Total Class I     Class N      Total
---------                                 ------- ---------  ---------  -------  ---------  ---------
          Growth.........................  1,132        428      1,560   1,967       1,480      3,447
          Tax-Managed Growth.............     57         --         57     384          10        394
          Large Cap Growth...............    155         18        173     112          73        185
          Small Cap Growth...............  1,372      1,005      2,377   1,095       1,479      2,574
          International Growth...........  5,615     11,614     17,229   7,480      10,053     17,533
          Value Discovery................  4,653      1,205      5,858   3,905         699      4,604
          Income.........................  1,296        403      1,699   2,311         672      2,983
          Ready Reserves.................     --  2,518,043  2,518,043      --   5,044,318  5,044,318

                                                                    Reinvested Distributions (Shares)
                                          ----------------------------------------------------------
                                             Period Ended June 30, 2002 Period Ended December 31, 2001
                                          ----------------------------  ----------------------------
Portfolio                                 Class I    Class N      Total Class I     Class N      Total
---------                                 ------- ---------  ---------  -------  ---------  ---------
          Growth.........................     --         --         --     329          75        404
          Tax-Managed Growth.............     --         --         --      --          --         --
          Large Cap Growth...............     --         --         --      --          --         --
          Small Cap Growth...............     --         --         --      --          --         --
          International Growth...........     --         --         --      --          --         --
          Value Discovery................     --         --         --     305          38        343
          Income.........................    295         25        320     685          55        740
          Ready Reserves.................     --      9,121      9,121      --      50,130     50,130

                                                                                 Redemptions (Shares)
                                          ----------------------------------------------------------
                                             Period Ended June 30, 2002 Period Ended December 31, 2001
                                          ----------------------------  ----------------------------
Portfolio                                 Class I    Class N      Total Class I     Class N      Total
---------                                 ------- ---------  ---------  -------  ---------  ---------
          Growth.........................  2,173        778      2,951   7,113       4,474     11,587
          Tax-Managed Growth.............     39         --         39      90           5         95
          Large Cap Growth...............    194          7        201     529          59        588
          Small Cap Growth...............    266        240        506     378         986      1,364
          International Growth...........  1,696      3,160      4,856   2,361       4,470      6,831
          Value Discovery................  1,904        174      2,078     964         353      1,317
          Income.........................  1,533        139      1,672   2,643         373      3,016
          Ready Reserves.................     --  2,612,263  2,612,263      --   5,029,888  5,029,888

                            Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
                                             Period Ended June 30, 2002 Period Ended December 31, 2001
                                          ----------------------------  ----------------------------
Portfolio                                 Class I    Class N      Total Class I     Class N      Total
---------                                 ------- ---------  ---------  -------  ---------  ---------
          Growth......................... (1,041)      (350)    (1,391) (4,817)     (2,919)    (7,736)
          Tax-Managed Growth.............     18         --         18     294           5        299
          Large Cap Growth...............    (39)        11        (28)   (417)         14       (403)
          Small Cap Growth...............  1,106        765      1,871     717         493      1,210
          International Growth...........  3,919      8,454     12,373   5,119       5,583     10,702
          Value Discovery................  2,749      1,031      3,780   3,246         384      3,630
          Income.........................     58        289        347     353         354        707
          Ready Reserves.................     --    (85,099)   (85,099)     --      64,560     64,560


June 30, 2002                                           William Blair Funds  51

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


Growth Fund

                                                                                                        Class N
-                                                         ----------------------------------------------------
                                                          Period Ended               Periods Ended December 31,
-                                                         ------------ ---------------------------------------
                                                             6/30/2002     2001    2000    1999    1998    1997
-                                                         ------------ -------  ------  ------  ------  ------
Net asset value, beginning of period.....................   $ 10.87    $ 12.73  $20.10  $17.97  $15.35  $13.48
Income (loss) from investment operations:
  Net investment income (loss)...........................     (0.04)     (0.06)  (0.06)  (0.01)     --   (0.02)
  Net realized and unrealized gain (loss) on investments.     (1.60)     (1.66)  (1.52)   3.58    4.12    2.69
                                                            -------    -------  ------  ------  ------  ------
Total from investment operations.........................     (1.64)     (1.72)  (1.58)   3.57    4.12    2.67
Less distributions from:
  Net investment income..................................        --         --      --      --      --      --
  Net realized gain......................................        --       0.14    5.79    1.44    1.50    0.80
                                                            -------    -------  ------  ------  ------  ------
Total distributions......................................        --       0.14    5.79    1.44    1.50    0.80
                                                            -------    -------  ------  ------  ------  ------
Net asset value, end of period...........................   $  9.23    $ 10.87  $12.73  $20.10  $17.97  $15.35
                                                            =======    =======  ======  ======  ======  ======
Total return (%).........................................    (15.09)    (13.53)  (7.47)  19.98   27.15   20.07
Ratios to average daily net assets (%) (a):
  Expenses...............................................      1.18       1.18    1.13    0.86    0.84    0.84
  Net investment income (loss)...........................     (0.82)     (0.57)  (0.34)  (0.11)  (0.02)  (0.16)

                                                                                         Class I
                                                          -------------------------------------
                                                          Period Ended Periods Ended December 31,
-                                                         ------------ ------------------------
                                                             6/30/2002     2001     2000 1999 (b)
-                                                         ------------ -------   ------  --------
Net asset value, beginning of period.....................   $ 10.93    $ 12.77   $20.10   $17.98
Income (loss) from investment operations:
  Net investment income (loss)...........................     (0.03)     (0.04)   (0.01)   (0.01)
  Net realized and unrealized gain (loss) on investments.     (1.60)     (1.66)   (1.53)    3.57
                                                            -------    -------   ------   ------
Total from investment operations.........................     (1.63)     (1.70)   (1.54)    3.56
Less distributions from:
  Net investment income..................................        --         --       --       --
  Net realized gain......................................        --       0.14     5.79     1.44
                                                            -------    -------   ------   ------
Total distributions......................................        --       0.14     5.79     1.44
                                                            -------    -------   ------   ------
Net asset value, end of period...........................   $  9.30    $ 10.93   $12.77   $20.10
                                                            =======    =======   ======   ======
Total return (%).........................................    (14.91)    (13.33)   (7.27)   19.91
Ratios to average daily net assets (%) (a):
  Expenses...............................................      0.93       0.93     0.88     0.86
  Net investment income (loss)...........................     (0.57)     (0.32)   (0.06)   (0.11)

-                                             ---------------------------------------------------------
                                              Period Ended                   Periods Ended December 31,
-                                             ------------ --------------------------------------------
                                                 6/30/2002     2001     2000     1999     1998     1997
-                                             ------------ -------- -------- -------- -------- --------
Supplemental data for all classes:
  Net assets at end of period (in thousands).   $315,291   $386,096 $550,987 $818,443 $742,056 $591,353
  Portfolio turnover rate (%) (a)............         33         74       88       52       37       34

----------
(a)Rates are annualized.
(b)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the year.

52  Semi-Annual Report                                            June 30, 2002

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Tax-Managed Growth Fund

                                                                                                   Class N
-                                                                  ------------ ------    ----------------
                                                                   Period Ended Periods Ended December 31,
-                                                                  ------------ ------------------------
                                                                      6/30/2002    2001      2000 1999 (b)
-                                                                  ------------ ------    ------    ------
Net asset value, beginning of period..............................     $9.07    $10.08    $10.18   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.03)    (0.05)    (0.02)      --
  Net realized and unrealized gain (loss) on investments..........     (1.41)    (0.96)    (0.08)    0.18
                                                                      ------    ------    ------   ------
Total from investment operations..................................     (1.44)    (1.01)    (0.10)    0.18
Less distributions from:..........................................
  Net investment income...........................................        --        --        --       --
  Net realized gain...............................................        --        --        --       --
                                                                      ------    ------    ------   ------
Total distributions...............................................        --        --        --       --
                                                                      ------    ------    ------   ------
Net asset value, end of period....................................     $7.63     $9.07    $10.08   $10.18
                                                                      ======    ======    ======   ======
Total return (%)..................................................    (15.88)   (10.02)    (0.98)    1.80
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................      1.36      1.36      1.36     1.36
  Expenses, before waivers and reimbursements.....................      2.09      3.64     11.34     1.36
  Net investment income (loss), net of waivers and reimbursements.     (0.80)    (0.57)    (0.15)    0.75
  Net investment income (loss), before waivers and reimbursements.     (1.53)    (2.85)   (10.13)    0.75

                                                                                                   Class I
-                                                                  -------------------    ----------------
                                                                   Period Ended Periods Ended December 31,
-                                                                  ------------ ------------------------
                                                                      6/30/2002    2001      2000 1999 (b)
-                                                                  ------------ ------    ------  --------
Net asset value, beginning of period..............................     $9.12    $10.11    $10.18   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.02)    (0.03)       --       --
  Net realized and unrealized gain (loss) on investments..........     (1.42)    (0.96)    (0.07)    0.18
                                                                      ------    ------    ------   ------
Total from investment operations..................................     (1.44)    (0.99)    (0.07)    0.18
Less distributions from:..........................................
  Net investment income...........................................        --        --        --       --
  Net realized gain...............................................        --        --        --       --
                                                                      ------    ------    ------   ------
Total distributions...............................................        --        --        --       --
                                                                      ------    ------    ------   ------
Net asset value, end of period....................................     $7.68     $9.12    $10.11   $10.18
                                                                      ======    ======    ======   ======
Total return (%)..................................................    (15.79)    (9.79)    (0.69)    1.80
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................      1.11      1.11      1.11     1.11
  Expenses, before waivers and reimbursements.....................      1.84      3.39     11.09     1.11
  Net investment income (loss), net of waivers and reimbursements.     (0.55)    (0.32)     0.05     0.99
  Net investment income (loss), before waivers and reimbursements.     (1.28)    (2.60)    (9.93)    0.99

-                                             ---------------------------------------
                                              Period Ended Periods Ended December 31,
-                                             ------------ --------------------------
                                                 6/30/2002   2001     2000     1999
-                                             ------------  ------   ------   ------
Supplemental data for all classes:
  Net assets at end of period (in thousands).    $6,209    $7,211   $5,001   $1,018
  Portfolio turnover rate (%) (a)............        37        37       32       --

----------
(a)Rates are annualized.
(b)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the year.

June 30, 2002                                           William Blair Funds  53

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


Large Cap Growth Fund

                                                                                                   Class N
-                                                                  ------------ ------    ----------------
                                                                   Period Ended Periods Ended December 31,
-                                                                  ------------ -----------------------
                                                                      6/30/2002    2001      2000 1999 (b)
-                                                                  ------------ ------    ------  --------
Net asset value, beginning of period..............................     $6.72     $8.45    $10.14   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.03)    (0.05)    (0.05)      --
  Net realized and unrealized gain (loss) on investments..........     (1.27)    (1.68)    (1.64)    0.14
                                                                      ------    ------    ------   ------
Total from investment operations..................................     (1.30)    (1.73)    (1.69)    0.14
Less distributions from:
  Net investment income...........................................        --        --        --       --
  Net realized gain...............................................        --        --        --       --
                                                                      ------    ------    ------   ------
Total distributions...............................................        --        --        --       --
                                                                      ------    ------    ------   ------
Net asset value, end of period....................................     $5.42     $6.72     $8.45   $10.14
                                                                      ======    ======    ======   ======
Total return (%)..................................................    (19.35)   (20.47)   (16.67)    1.40
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................      1.36      1.36      1.36     1.36
  Expenses, before waivers and reimbursements.....................      2.45      3.01      2.84     1.36
  Net investment income (loss), net of waivers and reimbursements.     (0.86)    (0.79)    (0.58)   (0.66)
  Net investment income (loss), before waivers and reimbursements.     (1.95)    (2.44)    (2.06)   (0.66)

                                                                                                   Class I
-                                                                  ------------ ------    ----------------
                                                                   Period Ended Periods Ended December 31,
-                                                                  ------------ -----------------------
                                                                      6/30/2002    2001      2000 1999 (b)
-                                                                  ------------ ------    ------  --------
Net asset value, beginning of period..............................     $6.74     $8.47    $10.14   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.02)    (0.04)    (0.04)      --
  Net realized and unrealized gain (loss) on investments..........     (1.27)    (1.69)    (1.63)    0.14
                                                                      ------    ------    ------   ------
Total from investment operations..................................     (1.29)    (1.73)    (1.67)    0.14
Less distributions from:
  Net investment income...........................................        --        --        --       --
  Net realized gain...............................................        --        --        --       --
                                                                      ------    ------    ------   ------
Total distributions...............................................        --        --        --       --
                                                                      ------    ------    ------   ------
Net asset value, end of period....................................     $5.45     $6.74     $8.47   $10.14
                                                                      ======    ======    ======   ======
Total return (%)..................................................    (19.14)   (20.43)   (16.47)    1.40
Ratios to average daily net assets (%)(a):
                                                                      ------    ------    ------   ------
  Expenses, net of waivers and reimbursements.....................      1.11      1.11      1.11     1.11
  Expenses, before waivers and reimbursements.....................      2.20      2.76      2.59     1.11
  Net investment income (loss), net of waivers and reimbursements.     (0.61)    (0.54)    (0.35)   (0.40)
  Net investment income (loss), before waivers and reimbursements.     (1.70)    (2.19)    (1.83)   (0.40)

                                              ---------------------------------------
                                              Period Ended Periods Ended December 31,
-                                             ------------ --------------------------
                                                 6/30/2002   2001      2000     1999
-                                             ------------  ------   -------  ------
Supplemental data for all classes:
  Net assets at end of period (in thousands).    $4,686    $5,991   $10,995   $1,153
  Portfolio turnover rate (%) (a)............        54        87        95       --

----------
(a)Rates are annualized.
(b)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the year.

54  Semi-Annual Report                                            June 30, 2002

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


Small Cap Growth Fund

                                                                                                 Class N
                                                                   ------------------------------------
                                                                   Period Ended Periods Ended December 31,
-                                                                  ------------ -----------------------
                                                                      6/30/2002    2001      2000 1999 (b)
-                                                                  ------------ ------    ------  --------
Net asset value, beginning of period..............................    $16.58    $13.16    $10.19   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.11)    (0.17)    (0.11)      --
  Net realized and unrealized gain (loss) on investments..........     (0.61)     3.59      3.51     0.19
                                                                      ------    ------    ------   ------
Total from investment operations..................................     (0.72)     3.42      3.40     0.19
Less distributions from:
  Net investment income...........................................        --        --        --       --
  Net realized gain...............................................        --        --      0.43       --
                                                                      ------    ------    ------   ------
Total distributions...............................................        --        --      0.43       --
                                                                      ------    ------    ------   ------
Net asset value, end of period....................................    $15.86    $16.58    $13.16   $10.19
                                                                      ======    ======    ======   ======
Total return (%)..................................................     (4.34)    25.99     33.68     1.90
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................      1.57      1.59      1.60     1.60
  Expenses, before waivers and reimbursements.....................      1.65      1.95      2.17     1.60
  Net investment income (loss), net of waivers and reimbursements.     (1.42)    (1.15)    (0.75)   (1.60)
  Net investment income (loss), before waivers and reimbursements.     (1.50)    (1.51)    (1.32)   (1.60)

                                                                                                 Class I
                                                                   ------------------------------------
                                                                   Period Ended Periods Ended December 31,
-                                                                  ------------ -----------------------
                                                                      6/30/2002    2001      2000 1999 (b)
-                                                                  ------------ ------    ------  --------
Net asset value, beginning of period..............................    $16.65    $13.18    $10.19   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.09)    (0.13)    (0.11)      --
  Net realized and unrealized gain (loss) on investments..........     (0.62)     3.60      3.53     0.19
                                                                      ------    ------    ------   ------
Total from investment operations..................................     (0.71)     3.47      3.42     0.19
Less distributions from:
  Net investment income...........................................        --        --        --       --
  Net realized gain...............................................        --        --      0.43       --
                                                                      ------    ------    ------   ------
Total distributions...............................................        --        --      0.43       --
                                                                      ------    ------    ------   ------
Net asset value, end of period....................................    $15.94    $16.65    $13.18   $10.19
                                                                      ======    ======    ======   ======
Total return (%)..................................................     (4.26)    26.33     33.87     1.90
Ratios to average daily net assets (%)(a):
  Expenses, net of waivers and reimbursements.....................      1.32      1.34      1.35     1.35
  Expenses, before waivers and reimbursements.....................      1.40      1.70      1.92     1.35
  Net investment income (loss), net of waivers and reimbursements.     (1.17)    (0.90)    (0.72)   (1.35)
  Net investment income (loss), before waivers and reimbursements.     (1.25)    (1.26)    (1.29)   (1.35)

                                              ---------------------------------------
                                              Period Ended Periods Ended December 31,
-                                             ------------ --------------------------
Supplemental data for all classes:               6/30/2002    2001      2000    1999
                                              ------------  -------  -------  ------
  Net assets at end of period (in thousands).   $82,079    $54,658   $28,778  $6,346
  Portfolio turnover rate (%) (a)............       141        147       433      --

----------
(a)Rates are annualized.
(b)For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the year.

June 30, 2002                                           William Blair Funds  55

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------



International Growth Fund

                                                                                                      Class N
-                                                         ---------------------------------------------------
                                                          Period Ended             Periods Ended December 31,
-                                                         ------------  -------------------------------------
                                                             6/30/2002     2001    2000    1999   1998   1997
-                                                         ------------  ------  ------  ------  ------ ------
Net asset value, beginning of period.....................       $15.48  $17.93  $24.03  $14.62  $13.14 $13.95
Income (loss) from investment operations:
  Net investment income (loss) (a).......................        (0.01)  (0.02)  (0.01)  (0.04)   0.08   0.07
  Net realized and unrealized gain (loss) on investments.         0.16   (2.43)  (2.04)  13.94    1.43   1.06
                                                                ------  ------  ------  ------  ------ ------
Total from investment operations.........................         0.15   (2.45)  (2.05)  13.90    1.51   1.13
Less distributions from:
  Net investment income..................................           --      --    0.08      --    0.03   0.08
  Net realized gain......................................           --      --    3.97    4.49      --   1.86
                                                                ------  ------  ------  ------  ------ ------
Total distributions......................................           --      --    4.05    4.49    0.03   1.94
                                                                ------  ------  ------  ------  ------ ------
Net asset value, end of period...........................       $15.63  $15.48  $17.93  $24.03  $14.62 $13.14
                                                                ======  ======  ======  ======  ====== ======
Total return (%).........................................         0.97  (13.66)  (8.10)  96.25   11.46   8.39
Ratios to average daily net assets (%) (b):
  Expenses...............................................         1.51    1.60    1.59    1.35    1.36   1.43
  Net investment income (loss)...........................       (0.14)   (0.11)  (0.44)  (0.43)   0.09   0.01

                                                                                         Class I
-                                                         -------------------------------------
                                                          Period Ended Periods Ended December 31,
-                                                         ------------ ------------------------
                                                             6/30/2002     2001     2000 1999(c)
-                                                         ------------ -------   ------  -------
Net asset value, beginning of period.....................       $15.60 $ 18.02   $24.03   $20.25
Income (loss) from investment operations:
  Net investment income (loss) (a).......................         0.01    0.02     0.03    (0.04)
  Net realized and unrealized gain (loss) on investments.         0.15   (2.44)   (2.03)    8.31
                                                                ------ -------   ------   ------
Total from investment operations.........................         0.16   (2.42)   (2.00)    8.27
Less distributions from:
  Net investment income..................................           --      --     0.04       --
  Net realized gain......................................           --      --     3.97     4.49
                                                                ------ -------   ------   ------
Total distributions......................................           --      --     4.01     4.49
                                                                ------ -------   ------   ------
Net asset value, end of period...........................       $15.76 $ 15.60   $18.02   $24.03
                                                                ====== =======   ======   ======
Total return (%).........................................         1.03  (13.43)   (7.87)   41.71
Ratios to average daily net assets (%) (b):
  Expenses...............................................         1.26    1.35     1.34     1.35
  Net investment income (loss)...........................         0.11    0.14    (0.16)   (0.43)

-                                             ---------------------------------------------------------
                                              Period Ended                   Periods Ended December 31,
-                                             ------------ --------------------------------------------
                                                 6/30/2002     2001     2000     1999     1998     1997
-                                             ------------ -------- -------- -------- -------- --------
Supplemental data for all classes:
  Net assets at end of period (in thousands).     $652,578 $454,055 $333,888 $302,089 $139,746 $128,747
  Portfolio turnover rate (%) (b)............           67      112      116      122       98      102

----------
(a)Includes $0.00, $0.06, $0.00, $0.024, and $0.078, in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2001, 2000, 1999, 1998, and 1997, respectively.
(b)Rates are annualized.
(c)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the year.

56  Semi-Annual Report                                            June 30, 2002

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


Value Discovery Fund

                                                                                                            Class N
                                                                   ------------------------------------------------
                                                                   Period Ended          Periods Ended December 31,
-                                                                  ------------ -----------------------------------
                                                                      6/30/2002   2001   2000   1999    1998   1997
-                                                                  ------------ ------ ------ ------ ------  ------
Net asset value, beginning of period..............................    $18.23    $16.20 $13.66 $12.96 $12.97  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.04)     0.08   0.05   0.10   0.09    0.02
  Net realized and unrealized gain (loss) on investments..........      2.26      2.74   2.52   0.69  (0.01)   3.31
                                                                      ------    ------ ------ ------ ------  ------
Total from investment operations..................................      2.22      2.82   2.57   0.79   0.08    3.33
Less distributions from:
  Net investment income...........................................        --      0.03   0.03   0.09   0.09    0.02
  Net realized gain...............................................        --      0.76     --     --     --    0.34
                                                                      ------    ------ ------ ------ ------  ------
Total distributions...............................................        --      0.79   0.03   0.09   0.09    0.36
                                                                      ------    ------ ------ ------ ------  ------
Net asset value, end of period....................................    $20.45    $18.23 $16.20 $13.66 $12.96  $12.97
                                                                      ======    ====== ====== ====== ======  ======
Total return (%)..................................................     12.18     17.39  18.85   6.10   0.66   33.46
Ratios to average daily net assets (%) (a):
  Expenses, net of waivers and reimbursements.....................      1.56      1.61   1.64   1.35   1.52    1.50
  Expenses, before waivers and reimbursements.....................      1.56      1.66   1.88   1.38   1.52    1.78
  Net investment income (loss), net of waivers and reimbursements.     (0.38)     0.28   0.40   0.78   0.76    0.29
  Net investment income (loss), before waivers and reimbursements.     (0.38)     0.23   0.16   0.75   0.76    0.01

                                                                                               Class I
-                                                                  ---------------------------------------
                                                                   Period Ended Periods Ended December 31,
-                                                                  ------------ --------------------------
                                                                      6/30/2002   2001     2000  1999 (b)
-                                                                  ------------  ------  ------  --------
Net asset value, beginning of period..............................    $18.19    $16.16   $13.64   $12.36
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.02)     0.17     0.09     0.10
  Net realized and unrealized gain (loss) on investments..........      2.30      2.70     2.52     1.28
                                                                      ------     ------  ------   ------
Total from investment operations..................................      2.28      2.87     2.61     1.38
Less distributions from:
  Net investment income...........................................        --      0.08     0.09     0.10
  Net realized gain...............................................        --      0.76       --       --
                                                                      ------     ------  ------   ------
Total distributions...............................................        --      0.84     0.09     0.10
                                                                      ------     ------  ------   ------
Net asset value, end of period....................................    $20.47    $18.19   $16.16   $13.64
                                                                      ======     ======  ======   ======
Total return (%)..................................................     12.53     17.72    19.16    11.18
Ratios to average daily net assets (%) (a):
  Expenses, net of waivers and reimbursements.....................      1.34      1.36     1.39     1.35
  Expenses, before waivers and reimbursements.....................      1.34      1.41     1.63     1.38
  Net investment income (loss), net of waivers and reimbursements.     (0.16)     0.53     0.61     0.78
  Net investment income (loss), before waivers and reimbursements.     (0.16)     0.48     0.37     0.75

                                              ------------ -------- ------- ------- ------- -------
                                              Period Ended               Periods Ended December 31,
-                                             ------------ ----------------------------------------
                                                 6/30/2002     2001    2000    1999    1998    1997
-                                             ------------ -------- ------- ------- ------- -------
Supplemental data for all classes:
  Net assets at end of period (in thousands).   $245,243   $149,292 $74,093 $48,423 $44,675 $30,354
  Portfolio turnover rate (%) (a)............         14         48      68      65      78      49

----------
(a)Rates are annualized.
(b)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the year.

June 30, 2002                                           William Blair Funds  57

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Income Fund


                                                                                                   Class N
-                                                         ------------------------------------------------
                                                          Period Ended          Periods Ended December 31,
-                                                         ------------ -----------------------------------
                                                             6/30/2002   2001   2000    1999   1998   1997
-                                                         ------------ ------ ------ ------  ------ ------
Net asset value, beginning of period.....................       $10.34 $10.22 $ 9.92 $10.49  $10.41 $10.27
Income (loss) from investment operations:
  Net investment income (loss)...........................         0.28   0.55   0.62   0.62    0.64   0.66
  Net realized and unrealized gain (loss) on investments.         0.04   0.17   0.33  (0.59)   0.08   0.14
                                                                ------ ------ ------ ------  ------ ------
Total from investment operations.........................         0.32   0.72   0.95   0.03    0.72   0.80
Less distributions from:
  Net investment income..................................         0.25   0.60   0.65   0.60    0.64   0.66
  Net realized gain......................................           --     --     --     --      --     --
                                                                ------ ------ ------ ------  ------ ------
Total distributions......................................         0.25   0.60   0.65   0.60    0.64   0.66
                                                                ------ ------ ------ ------  ------ ------
Net asset value, end of period...........................       $10.41 $10.34 $10.22 $ 9.92  $10.49 $10.41
                                                                ====== ====== ====== ======  ====== ======
Total return (%).........................................         3.15   7.18   9.99   0.34    7.07   8.03
Ratios to average daily net assets (%) (a):
  Expenses...............................................         0.82   0.94   0.92   0.70    0.71   0.71
  Net investment income (loss)...........................         5.52   5.38   6.23   6.03    6.81   6.40

                                                                                      Class I
-                                                         --------------------------------------
                                                          Period Ended Periods Ended December 31,
-                                                         ------------ -------------------------
                                                             6/30/2002   2001     2000  1999 (b)
-                                                         ------------  ------  ------  --------
Net asset value, beginning of period.....................       $10.35 $10.24   $ 9.91   $10.05
Income (loss) from investment operations:
  Net investment income (loss)...........................         0.29   0.58     0.64     0.62
  Net realized and unrealized gain (loss) on investments.         0.04   0.15     0.34    (0.15)
                                                                ------  ------  ------   ------
Total from investment operations.........................         0.33   0.73     0.98     0.47
Less distributions from:
  Net investment income..................................         0.26   0.62     0.65     0.61
  Net realized gain......................................           --     --       --       --
                                                                ------  ------  ------   ------
Total distributions......................................         0.26   0.62     0.65     0.61
                                                                ------  ------  ------   ------
Net asset value, end of period...........................       $10.42 $10.35   $10.24   $ 9.91
                                                                ======  ======  ======   ======
Total return (%).........................................         3.14   7.32    10.28     0.30
Ratios to average daily net assets (%) (a):
  Expenses...............................................         0.67   0.79     0.77     0.70
  Net investment income (loss)...........................         5.67   5.53     6.39     6.03

-                                             ---------------------------------------------------------
                                              Period Ended                   Periods Ended December 31,
-                                             ------------ --------------------------------------------
                                                 6/30/2002     2001     2000     1999     1998     1997
-                                             ------------ -------- -------- -------- -------- --------
Supplemental data for all classes:...........
  Net assets at end of period (in thousands).     $180,994 $176,264 $167,746 $173,375 $188,051 $160,055
  Portfolio turnover rate (%) (a)............           63       82       54       66       96       83

----------
(a)Rates are annualized.
(b)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the year.

58  Semi-Annual Report                                            June 30, 2002

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Ready Reserves Fund


                                                                                                        Class N
-                                             -----------------------------------------------------------------
                                              Period Ended                           Periods Ended December 31,
-                                             ------------ ----------------------------------------------------
                                                 6/30/2002       2001       2000       1999       1998     1997
-                                             ------------ ---------- ---------- ---------- ---------- --------
Net asset value, beginning of period.........  $      1.00      $1.00      $1.00      $1.00      $1.00    $1.00
Income (loss) from investment operations:
  Net investment income (loss)...............         0.01       0.04       0.06       0.05       0.05     0.05
                                                      ---        ---        ---        ---        ---      ---
Total from investment operations.............         0.01       0.04       0.06       0.05       0.05     0.05
Less distributions from:
  Net investment income......................         0.01       0.04       0.06       0.05       0.05     0.05
                                                      ----       ----       ----       ----       ----     ----
Total distributions..........................         0.01       0.04       0.06       0.05       0.05     0.05
                                                      ---        ---        ---        ---        ---      ---
Net asset value, end of period...............  $      1.00      $1.00      $1.00      $1.00      $1.00    $1.00
                                               ===========      =====      =====      =====      =====    =====
Total return (%).............................         0.68       3.66       5.91       4.63       4.98     5.04
Ratios to average daily net assets (%) (a):
  Expenses...................................         0.66       0.67       0.70       0.72       0.69     0.70
  Net investment income (loss)...............         1.37       2.00       5.78       4.52       4.87     4.92
Supplemental data:
  Net assets at end of period (in thousands).   $1,317,924 $1,403,740 $1,339,180 $1,052,803 $1,189,051 $904,569

----------
(a)Rates are annualized.

June 30, 2002                                           William Blair Funds  59

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

                                                                           Number of
                                                                          Portfolios
                                        Term of                              in Fund
                        Position(s)  Office and                Principal     Complex
                          Held with   Length of            Occupation(s)    Overseen                     Other Directorships
Name and Age                   Fund Time Served      During Past 5 Years by Director                Held by Director/Officer
------------            ----------- ----------- ------------------------ ----------- ---------------------------------------
F. Conrad Fischer, 68*  Chairman    Since 1987  Principal, William Blair      8      Trustee Emeritus, Chicago Child Care
                        of the                  & Company, L.L.C.;                   Society, a non-profit organization, and
                        Board of                Partner, APM Limited                 Investment Committee, Kalamazoo
                        Trustees                Partnership                          College

J. Grant Beadle, 69     Trustee     Since 1997  Retired Chairman and          8      Retired Associate Director,
                                                Chief Executive Officer,             Northwestern University Institute for
                                                Union Special                        The Learning Sciences, Oliver
                                                Corporation, industrial              Products Company, Batts Group and
                                                sewing machine                       Woodward Governor Company
                                                manufacturer

Theodore A. Bosler, 67  Trustee     Since 1997  Retired Principal and         8      Director, Thresholds, a psychiatric
                                                Vice President, Lincoln              recovery center, and Institute of
                                                Capital Management                   Chartered Financial Analysts

Ann P. McDermott, 62    Trustee     Since 1996  N/A                           8      Rush Presbyterian St. Luke's Medical
                                                                                     Center, Women's Board; Northwestern
                                                                                     University, Women's Board;
                                                                                     University of Chicago, Women's
                                                                                     Board; Honorary Director, Visiting
                                                                                     Nurse Association; Director,
                                                                                     Presbyterian Homes; Director,
                                                                                     Washington State University
                                                                                     Foundation

John B. Schwemm, 68     Trustee     Since 1990  Retired Chairman and          8      Director, USG Corp., and Walgreen
                                                Chief Executive Officer,             Co.
                                                R.R. Donnelley & Sons
                                                Company

Robert E. Wood II, 64   Trustee     Since 1999  Retired Executive             8      Chairman, Add-Vision, Inc.;
                                                Vice President, Morgan               Chairman, Micro-Combustion, LLC
                                                Stanley Dean Witter

Marco Hanig, 44         President   Since 1999  Principal, William Blair     N/A     N/A
                                                & Company, L.L.C.;
                                                former Senior Vice
                                                President, First Chicago
                                                NBD; Engagement
                                                Manager, Marakon
                                                Associates

Michael P. Balkin, 43   Senior      Since 2000  Principal, William Blair     N/A     N/A
                        Vice                    & Company, L.L.C.
                        President

Rocky Barber, 50        Senior      Since 1988  Principal, William Blair     N/A     Vice President and Secretary,
                        Vice                    & Company, L.L.C.                    LaRabida Hospital Foundation; Past
                        President                                                    President, Stanford Associates

Mark A. Fuller, III, 45 Senior      Since 1993  Principal, William Blair     N/A     N/A
                        Vice                    & Company, L.L.C.
                        President

60  William Blair Funds                                           June 30, 2002

                                                                            Number of
                                                                           Portfolios
                                         Term of                              in Fund
                         Position(s)  Office and                Principal     Complex
                           Held with   Length of            Occupation(s)    Overseen                 Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Director            Held by Director/Officer
------------             ----------- ----------- ------------------------ ----------- -----------------------------------
W. George Greig, 49      Senior      Since 1996  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Portfolio
                                                 Manager, Provident
                                                 Capital Management;
                                                 Manager, Akamai,
                                                 partnership affiliated
                                                 with Framlington
                                                 Investment Management
                                                 Limited; Partner,
                                                 Pilgrim, Baxter & Greig

John F. Jostrand, 48     Senior      Since 2000  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Glen A. Kleczka, 39      Senior      Since 1996  Portfolio Manager,           N/A     N/A
                         Vice                    William Blair &
                         President               Company, L.L.C.;
                                                 former Partner, Brinson
                                                 Partners; former
                                                 Portfolio Manager, CNA
                                                 Financial Corp.

Bentley M. Myer, 55      Senior      Since 1992  Principal, William Blair     N/A     Director, Delnor Community Hospital
                         Vice                    & Company, L.L.C.
                         President

Gregory J. Pusinelli, 43 Senior      Since 1999  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Vice President
                                                 and Principal, Stein Roe
                                                 & Farnham Incorporated

Michelle R. Seitz, 36    Senior      Since 1999  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Norbert W. Truderung, 50 Senior      Since 1992  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Karl W. Brewer, 36       Senior      Since 2000  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Associate,
                                                 Lehman Brothers, Inc.

Michael A. Jancosek, 43  Vice        Since 2000  Associate, William Blair     N/A     N/A
                         President               & Company, L.L.C.;
                                                 former Vice President,
                                                 First Chicago NBD

James S. Kaplan, 41      Vice        Since 1995  Associate, William Blair     N/A     N/A
                         President               & Company, L.L.C.

June 30, 2002                                           William Blair Funds  61

                                                                            Number of
                                                                           Portfolios
                                         Term of                              in Fund
                         Position(s)  Office and                Principal     Complex
                           Held with   Length of            Occupation(s)    Overseen      Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Director Held by Director/Officer
------------             ----------- ----------- ------------------------ ----------- ------------------------
Jeffrey A. Urbina, 47    Senior      Since 1998  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Director of
                                                 Emerging Market
                                                 Research and Portfolio
                                                 Manager, Van Kampen
                                                 American Capital

Terence M. Sullivan, 58  Vice                    Associate, William Blair     N/A     N/A
                         President               & Company, L.L.C.
                         and
                         Treasurer

Colette M. Garavalia, 41 Secretary               Associate, William Blair     N/A     N/A
                                                 & Company, L.L.C.;
                                                 former Assistant Vice
                                                 President, Scudder
                                                 Kemper Investments

----------
*Mr. Fischer is an interested person of the William Blair Funds because he is a principal of William Blair & Company, L.L.C., the Funds' investment advisor and principal underwriter.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

62  William Blair Funds                                           June 30, 2002

--------------------------------------------------------------------------------
BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Rocky Barber, Senior Vice President
Karl W. Brewer, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Glen A. Kleczka, Senior Vice President
Bentley M. Myer, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Michelle R. Seitz, Senior Vice President
Norbert W. Truderung, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
Terence M. Sullivan, Vice President and Treasurer
Colette M. Garavalia, Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz

Transfer Agent
State Street Bank and Trust Company
P.O. Box 9104
Boston, MA 02266-9104
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

                                             Date of First Use August, 2002  63

[LOGO HERE] WILLIAM BLAIR FUNDS

                        GROWTH FUNDS
                        Growth Fund
                        Tax-Managed Growth Fund
                        Large Cap Growth Fund
                        Small Cap Growth Fund
                        International Growth Fund

                        OTHER FUNDS
                        Value Discovery Fund
                        Income Fund
                        Ready Reserves Fund


          222 West Adams Street . Chicago, Illinois 60606 . 800.742.7272 .
                           www.williamblairfunds.com

          William Blair & Company, L. L. C., Distributors

--------------------------------------------------------------------------------
Table of Contents

--------------------------------------------------------------------------------

                   A Letter from the President.............  2

                 Growth Fund
                   An Overview from the Portfolio Manager..  3
                   Portfolio of Investments................  6

                 Tax-Managed Growth Fund
                   An Overview from the Portfolio Managers.  7
                   Portfolio of Investments................ 10

                 Large Cap Growth Fund
                   An Overview from the Portfolio Manager.. 11
                   Portfolio of Investments................ 14

                 Small Cap Growth Fund
                   An Overview from the Portfolio Managers. 15
                   Portfolio of Investments................ 18

                 International Growth Fund
                   An Overview from the Portfolio Manager.. 19
                   Portfolio of Investments................ 22

                 Value Discovery Fund
                   An Overview from the Portfolio Managers. 25
                   Portfolio of Investments................ 28

                 Income Fund
                   An Overview from the Portfolio Managers. 29
                   Portfolio of Investments................ 32

                 Financial Statements...................... 34

                 Notes to Financial Statements............. 40

                 Board of Trustees......................... 52

                 Officers.................................. 52


This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please read the prospectus carefully before you invest or send money.

June 30, 2002                                             William Blair Funds

[PHOTO]

Marco Hanig

Marco Hanig

--------------------------------------------------------------------------------
A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders:

The first half of 2002 continued to be a difficult environment for the stock market. The S&P 500 Index of large cap stocks declined 13.16%, and the Russell 2000 small cap index was down 4.70%.

Three themes dominated the first half of the year. First, the economic recovery is now expected to be slower than was thought six months ago. Second, geopolitical concerns such as terrorism and a worsening of the Middle East situation have taken a psychological toll. And finally, investor confidence continues to be shaken by accounting scandals in major corporations.

Continuing a trend that began in the year 2000, value stocks did better than growth stocks, and small cap stocks beat large cap stocks, as shown in the table below. Two factors contribute to this trend. First, value stocks generally perform better than growth stocks in a weak economic environment. Second, in the late '90s the valuation of large cap stocks had grown excessively, to where a large cap company would be valued at a much higher PE ratio than a small cap company with identical earnings growth prospects. This valuation gap has been shrinking, leading to relatively better performance for small cap stocks.

                        Total Returns by Fund Category
                        January 1 through June 30, 2002

                                   Value  Blend Growth
                                   ----- -----  ------
                         Large Cap -8.9% -13.0% -18.1%
                         Mid Cap.. -3.1%  -7.3% -15.9%
                         Small Cap  3.6%  -2.0% -14.1%

----------
Source: Morningstar

The relative performance of the William Blair Funds was very good: every single fund beat its benchmark in the six month period. Some of the most notable highlights were:

..  The Value Discovery Fund was up 12.32% year-to-date and beat the Russell
   2000 Value Index which rose 7.26%. Because the Fund's managers now oversee more than $1 billion in assets, the Fund was closed to new investors at the end of March. This allows the portfolio managers to stay true to their mission of finding the best small cap value stocks without having to expand to secondary names or buying stocks with larger market caps.

.. The International Growth Fund continued to perform very well in the first six months of the year, posting a 0.97% gain compared to a 1.05% decline in the MSCI World Free ex US Index.

.. The Small Cap Growth Fund was down only 4.35% in the first half compared to a decline of 17.35% for the Russell 2000 Growth Index.

As always, we thank you for investing with us!

/s/ Marco Hanig
Marco Hanig
----------
   All William Blair Fund performance information refers to Class N shares. Past performance is no guarantee of future results. The Morningstar category averages represent the average annual composite performance of all mutual funds listed in their respective category by Morningstar. Additional information regarding the Funds' performance is provided in the accompanying table.

2  Semi-Annual Report                                             June 30, 2002

[PHOTO]

JOSTRAND

John F. Jostrand

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The Growth Fund posted a 15.09% decrease on a total return basis (Class A Shares) for the six months ended June 30, 2002, ahead of the Fund's benchmark, the Russell 3000(R) Growth Index, which decreased 20.54%, but slightly behind the Standard & Poor's 500 Index, which declined 13.16%.

What were the most significant factors impacting Fund performance?

The second quarter was truly dismal for the equity markets. The S&P 500 suffered five consecutive weeks of price declines, barely managing to break a six-week losing stretch on the final day of the quarter.

The equity markets were roiled in the second quarter by a crisis in confidence in U.S. corporate governance, characterized by accounting scandals which came on the heels of the Enron debacle, diminished expectations that corporate profits would rebound soon, and continued concerns about the threat of global terrorism.

Although the economy appeared to post its strongest quarterly growth rate in more than two years, with encouraging levels of inventory rebuilding, the rate of fixed investment in the business cycle was not perceived to match earlier recoveries. For example, industrial production orders during June were generally regarded to be the best in several years. However, these numbers were viewed against the context of huge amounts of unused excess business capacity. Rather than focus on the 6.1% growth in the nations' Gross Domestic Product during the first quarter, investors had turned their sights on much lower rates of growth over the balance of the year, and focused on expectations for yet another difficult earnings season.

Lastly, a decrease in demand for U.S. securities on the part of foreign investors began to cast a pall over the equity markets and weigh on the value of the U.S. dollar.

As a result, even some of the Fund's highest quality core holdings were dragged down by this overwhelmingly negative market sentiment.

For example, two of our top ten holdings, Baxter International and Automatic Data Processing, both suffered double-digit price declines of 25%, and yet, the positive fundamental outlook for both of these companies has not changed, and neither company appears in any danger of missing its growth targets. While we consider the strength of these companies to be undiminished, their valuations were decreased based on investors' overall lack of confidence in corporate America.

Can you provide examples of investments that contributed to the Fund's performance?

Small capitalization stocks provided the one bright spot in terms of portfolio performance. Of the 14 stocks in the Fund's portfolio that were in positive price territory, half were small cap issues.

June 30, 2002                                            William Blair Funds  3

During the first quarter we made a strategic decision to significantly increase the Fund's exposure to small cap stocks, based on our favorable outlook for small cap stocks and the fact that, historically, small cap stocks have provided market leadership following a recession. Although small cap stocks were the best performing group, they nonetheless finished the second quarter flat to slightly higher.

Two of the Fund's larger holdings, United Healthcare and Bed Bath & Beyond, both posted double-digit percentage price gains, while Whole Foods was up 5%.

Were there any areas that did not perform as well?

Some of our high quality blue chip names in the portfolio were actually hit the hardest in terms of price declines.

Technology was a poor performing sector, with software the worst area within the sector. Fortunately, we were significantly underweighted in both.

Our Media holdings were also hurt, in spite of the fact that the upfront selling season for advertising for the fall television shows appears to be the best in four years.

What is your outlook for the markets? How is the Fund positioned based on this outlook?

Generally speaking, the prices that investors are willing to pay for one dollar of earnings has decreased based on the lack of confidence investors have with the quality of earnings being reported. Trust and confidence must first be regained with respect to corporate America.

The decline in the U.S. dollar is one more manifestation of the lack of confidence in U.S. corporations. Absent these issues, we would not have taken our valuation targets down at this point.

Based on earnings growth rates that will be somewhat lower than we previously expected, price/earning multiples should settle into a range that is close to but lower than current levels. Although the markets could certainly "bounce" higher from current depressed levels, we would not be surprised to see the markets settle into a trading range based on that valuation outlook and modest earnings recovery.

There is no doubt that a great deal of fear and uncertainty may already be priced into the markets. The good news is that while industrial production numbers for the economy over the balance of the year might not be as good as had been expected, we do not expect them to be bad either.

We very much expect the coming quarters to be a "show me" type of environment, with the market looking for proof positive that the economic recovery is reflected in corporate earnings and profitability.

4  Semi-Annual Report                                            June 30, 2002

Growth Fund

Performance Highlights

                          6/30/2002(a)   2001     2000     1999    1998    1997
Growth Fund (Class A)       (15.09)%   (13.46)%  (7.47)%  19.68%  26.82%  19.75%
S & P 500                   (13.16)    (11.88)   (9.11)   21.04   28.57   33.36
Russell 3000 Growth Index   (20.54)    (19.63)  (22.42)   33.82   35.02   28.74

(a)Total return is not annualized for periods that are less than one year.

  Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends


 Average Annual Total Return
       Class A Shares
   (period ended 6/30/02)

    1 Year    (18.00)%
    5 Years     2.36%
   10 Years    10.15%

                                    [GRAPH]


                12/91     12/92      12/93     12/94     12/95     12/96     12/97    12/98     12/99    12/00    12/01    6/02
Growth Fund     10,000    10,700    12,300     13,100    16,900    19,900    23,800   30,200    36,100   33,400   28,900   24,500

S&P 500 Index   10,000    10,800    11,800     12,000    16,500    20,300    27,100   34,900    42,200   38,400   33,800   29,400

Russell 3000(R)
Growth Index    10,000    10,500    10,900     11,200    15,200    18,600    23,900   32,300    43,200   33,500   26,900   21,400

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class A shares were not in existence prior to October 19, 1999. Performance information for periods prior to that date are based upon the historical performance for Class N shares, adjusted to reflect the expenses of Class A shares. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 3000(R) Growth Index is replacing the S&P 500 Index as the Growth Fund's performance benchmark. The Russell 3000 (R) Growth Index is an index of the largest 3000 stocks in the U.S. determined by market capitalization. The Russell 3000 (R) Growth Index is therefore expected to be a better benchmark comparison of the Fund's performance.

This report identifies the Fund's investments on June 30, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.


June 30, 2002                                           William Blair Funds   5

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

         ---------------------------------------------------- --------
         Shares                                                  Value
         ---------------------------------------------------- --------

         Common Stocks
         Industrials and Services--22.5%
            200,000 *Administaff, Inc........................ $  2,000
            206,000 Automatic Data Processing, Inc...........    8,971
            500,000 *Concord EFS, Inc........................   15,070
            125,248  Danaher Corporation.....................    8,310
            128,400 *DeVry, Inc..............................    2,933
            266,000  First Data Corporation..................   10,018
            199,970 *FirstService Corporation................    5,053
            104,800 *Idine Rewards Network...................    1,205
            209,325 *Iron Mountain, Inc......................    6,458
            481,900 *Labor Ready, Inc........................    2,819
            157,800  Paychex, Inc............................    4,938
            160,235 *Pre-Paid Legal Services.................    3,189
                                                              --------
                                                                70,964
                                                              --------
         Consumer Discretionary--20.8%
            194,000 *AFC Enterprises, Inc....................    6,063
            347,900 *Bed, Bath & Beyond, Inc.................   13,130
            135,300 *CDW Computer Centers, Inc...............    6,333
            242,300 *Clear Channel Communications, Inc.......    7,758
            373,300 *Daisytek International Corporation......    6,331
            156,600 *Emmis Communications Corp., Class "A"...    3,318
            149,800  Home Depot, Inc.........................    5,502
             47,000 *Kohls Corporation.......................    3,294
            140,860  Omnicom Group Inc.......................    6,451
            209,400  Royal Caribbean Cruises, Ltd............    4,083
            417,400 *Scientific Games Corporation, Class "A".    3,314
                                                              --------
                                                                65,577
                                                              --------
         Healthcare--19.6%
            126,300 *Amgen, Inc..............................    5,289
            249,800  Baxter International, Inc...............   11,101
            145,000 *Biosite Diagnostics, Inc................    4,082
            143,200  Eli Lilly & Company.....................    5,826
            173,900 *Genentech, Inc..........................    4,722
            217,100 *Integra LifeSciences Holding Corporation    8,076
            279,500  Medtronic, Inc..........................   11,977
             76,850  UnitedHealth Group, Inc.................    7,036
            458,200 *VitalWorks Inc..........................    3,757

                                                              --------
                                                                61,866

                                                              --------
         Information Technology--19.3%
          288,200   *BEA Systems, Inc........................    2,712
          186,400   *Cisco Systems, Inc......................    2,600
          110,600    Harris Corporation......................    4,020
          258,200    Intel Corporation.......................    4,717
          162,500   *Intuit, Inc.............................    8,080
          169,700    Linear Technology Corporation...........    5,334
          102,500   *Microsoft Corporation...................    5,547
          221,100   *OPNET Technologies, Inc.................    1,981
          156,600   *StarTek, Inc............................    4,188
          358,500   *SunGard Data Systems, Inc...............    9,493
          249,900    Texas Instruments Incorporated..........    5,923
           84,700   *VERITAS Software Corporation............    1,676
          195,744   *Xilinx, Inc.............................    4,391
                                                              --------
                                                                60,662
                                                              --------

----------
*Non-incomeproducing securities

         --------------------------------------------------   --------
         Shares                                                  Value
         --------------------------------------------------   --------
         --------------------------------------------------   --------

         Common Stocks--(continued)
         Financial Services--9.6%
             78,562    American International Group.......... $  5,360
            133,700   *Euronet Worldwide, Inc................    2,138
            260,900    Household International...............   12,967
            148,400    MBNA Corporation......................    4,908
            110,500    State Street Corporation..............    4,939
                                                              --------
                                                                30,312
                                                              --------
         Consumer Staples--3.4%
            168,400    Walgreen Co...........................    6,505
             88,983   *Whole Foods Market, Inc...............    4,291
                                                              --------
                                                                10,796
                                                              --------
         Telecommunications Systems--0.8%
            311,200   *Crown Castle International Corporation    1,223
            323,800   *Sprint PCS Group......................    1,447
                                                              --------
                                                                 2,670
                                                              --------
         Total Common Stock--96.0%
             (cost $274,615).................................  302,847
                                                              --------
         Short-Term Investments
         15,694,819   William Blair Ready Reserves Fund......   15,695
                                                              --------
         Total Short-term Investments--5.0%
           (cost $15,695)....................................   15,695
                                                              --------
         Total Investments--101.0%
           (cost $290,310)...................................  318,542
         Liabilities, plus cash and other assets--(1.0)%.....  (3,251)
                                                              --------
         Net assets--100.0%.................................. $315,291
                                                              ========

                See accompanying Notes to Financial Statements.

6 Semi-Annual Report                                              June 30, 2002

[PHOTO]

FULLER

Mark A. Fuller III

[PHOTO]

PUSINELLI

Gregory J. Pusinelli

[PHOTO]

SEITZ

Michelle R. Seitz

--------------------------------------------------------------------------------
TAX-MANAGED GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

For the six-month period ended June 30, 2002, the Tax-Managed Growth Fund decreased 15.89% on a total return basis (Class A Shares). By comparison, the Fund's benchmark, the Russell 3000(R) Growth Index, declined 20.54%.

What were the most significant factors impacting Fund performance?

There were many significant factors in the first quarter, but the one event with the most pervasive influence was the fallout from the implosion of Enron. Investors became increasingly leery of complex companies that had once been considered "safe" blue-chip names. The stock market became a witch hunt in which stocks were sold on fears that it may be the "next Enron." Each week in January and February, there seemed to be a new company featured in the news that supposedly had hidden off-balance-sheet debt.

For the April through June period, macroeconomic factors from the constant threat of terrorism to corporate governance concerns combined to raise investor anxiety and lead to one of the worst quarterly performances in recent history.

The sell-off was broad based and made positive performance difficult to come by in the second quarter. One theme that continued to work was the focus on the home. New and existing home sales data continued to be strong in the quarter. Two of the top three performing stock groups in the Standard & Poor's 500 Stock Index were home related; Homebuilders (up 16% for the quarter) and Houseware and Specialty stores (up 9% for the quarter). Our modest exposure to Telecommunications Services and our underweight Technology position continued to suffer in the second quarter.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

We came into the first quarter with the goal of increasing our exposure to small capitalization stocks. We did manage to move our weighted average market capitalization from $41 billion to $29 billion. While movement towards smaller cap stocks was correct, we just didn't move quickly enough. The Russell 2000(R) Index was up 3.98% in the first quarter vs. 0.3% for the S&P 500. Our underweight of Technology names helped us avoid the sell-off that occurred amid continued disappointment in fundamentals. We also benefited from our overweight and stock selection in the Industrials sector. The S&P Industrials were down 1.32% for the first quarter while our Industrial names were up 0.20%.

What we would describe as traditional William Blair quality growth companies attracted increased investor interest in the second quarter. Companies that provided consistent, quality earnings were rewarded. We have always focused on companies with less cyclicality to avoid large earnings fluctuations. This quality growth discipline has kept us at an underweight position in Technology for the past several quarters, and has benefited the Fund. Lowes, Williams-Sonoma, and Bed Bath & Beyond are three examples of high quality growth companies that have managed to deliver excellent results in these difficult times.

June 30, 2002                                           William Blair Funds  7

Are there any specific investments you would like to highlight?

Williams-Sonoma continued to be the beneficiary of consumer focus on the home. They are also enjoying the turnaround benefits of a new management team that has been instrumental in improving operating efficiency, product appeal, and implementing a strategic growth plan. Williams-Sonoma is a unique situation where the macro-operating environment is friendly and new management is executing well on an internal turnaround. These two forces have combined to make Williams-Sonoma our top-performing name for the year (up 42.9%) as well as the second quarter (up 33.1%).

Were there any investment strategies or themes that did not measure up to your expectations?

The two best performing sectors in the S&P 500 in the first quarter were Energy, up 9.27%, and Basic Materials, up 11.08%. The William Blair quality growth style generally precludes names in these sectors because of their highly cyclical, commodity-based businesses which causes a lack of consistency in revenue and earnings growth. Being underweighted in these sectors hurt our performance in the first quarter.

Wireless and Cable stocks were the weakest names in our portfolio in the second quarter. These companies must make large investments in infrastructure to be able to provide high quality services that attract and retain subscribers. These large investments have left the wireless and cable companies with heavy debt loads on their balance sheets. Investors have become increasingly nervous over balance sheet health and fear owning a name that could be overcome by burdensome debt.

What were among the best performing sectors for the Fund?

Consumer Discretionary and Consumer Staples were two of the best performing sectors in the first half of the year.

What were among the weakest performing sectors for the Fund?

Information Technology and Telecommunication Services were the two weakest performers in both the first and second quarters.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

We have the Fund positioned with a moderate economic recovery in mind. We continue to look at names that provide consistent revenue and earnings growth in all economic environments. We have always preferred companies with easy to understand, sound business models. We feel that the reliability of these companies will garner premium multiples, especially after the turmoil of the past two years.

8  Semi-Annual Report                                           June 30, 2002

Tax-Managed Growth Fund

Performance Highlights

                                   6/30/02(a)    2001     2000     1999(a)(b)
Tax-Managed Growth Fund (Class A)   (15.89)%   (10.12)%   (.98)%     1.80%
S&P 500 Index                       (13.16)    (11.88)   (9.11)       .85
Russell 3000 Growth Index           (20.54)    (19.63)  (22.42)       .79

(a) Total return is not annualized for periods that are less than a year.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

                Illustration of an assumed investment of $10,000


    Average Annual Total Return
          Class A Shares
      (period ended 06/30/02)

      1 Year              (16.99)%
      Since Inception
      (12/27/99)          (10.25)%

                12/99      3/00       6/00        9/00       12/00      3/01      6/01      9/01     12/01      3/02      6/02
Tax-Managed    10,000     10,600     10,400      10,800     10,100     8,500     9,200     7,700     9,100     8,900     7,600
Growth Fund

S&P 500 Index  10,000     10,300     10,000       9,900      9,200     8,100     8,600     7,300     8,100     8,100     7,000

Russell 3000
Index          10,000     10,800     10,500       9,900      7,800     6,200     6,800     5,400     6,300     6,100     5,000


Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 3000(R) Growth Index consists large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

This report identifies the Fund's investments on June 30, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.


June 30, 2002                                           William Blair Funds  9

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

       --------------------------------------------------------   ------
       Shares                                                      Value
       --------------------------------------------------------    -----

       Common Stocks
       Industrials and Services--20.6%
         2,830   Automatic Data Processing, Inc.................. $  123
         5,300   *BISYS Group....................................    177
         4,000   C.H. Robinson Worldwide, Inc....................    134
         7,680   *Concord EFS, Inc...............................    232
         2,260   Danaher Corporation.............................    150
         3,250   *DeVry, Inc.....................................     74
         1,750   General Electric Company........................     51
         5,500   *Hewitt Associates, Inc., Class "A".............    128
         4,500   IMS Health, Inc.................................     81
         3,625   *Ryanair Holdings plc--ADR......................    126
                                                                  ------
                                                                   1,276
                                                                  ------
       Financial Services--19.1%
         4,525   ACE Limited.....................................    143
         2,100   American International Group....................    143
         3,900   BB&T Corporation................................    150
           900   Federal Home Loan Mortgage Corporation..........     55
         3,900   HCC Insurance Holdings..........................    103
         1,425   Household International.........................     71
         2,950   Lincoln National Corporation....................    124
         4,050   MBNA Corporation................................    134
         2,865   State Street Corporation........................    128
         7,744   Travelers Property and Casualty Corp., Class "A"    137
                                                                  ------
                                                                   1,188
                                                                  ------
       Consumer Discretionary--16.3%
         3,645   *Bed, Bath & Beyond, Inc........................    137
         3,000   *CDW Computer Centers, Inc......................    140
        10,000   *Charter Communications, Inc., Class "A"........     41
         2,600   *Cox Communications Inc., Class "A".............     72
         6,800   *Entravision Communication, Class "A"...........     83
        13,475   *Liberty Media Group, Class "A".................    135
         3,275   Lowe's Companies, Inc...........................    149
         1,550   Omnicom Group Inc...............................     71
         6,000   *Williams-Sonoma, Inc...........................    184
                                                                  ------
                                                                   1,012
                                                                  ------

----------
*Non-income producing securities
ADR= American Depository Receipt

              ----------------------------------------------   ------
              Shares                                             Value
              ----------   ----------------------------------- ------

              Common Stocks--(continued)
              Information Technology--12.5%
                3,300      *Comverse Technology, Inc.......... $   30
                4,025      Intel Corporation..................     73
                3,550      *Intuit, Inc.......................    176
                4,050      *Jabil Circuit, Inc................     85
                  850      *Maxim Integrated Products.........     33
                1,150      *Microsoft Corporation.............     63
                4,000      *Powerwave Technologies, Inc.......     37
                5,625      *SunGard Data Systems, Inc.........    149
                2,600      Texas Instruments Incorporated.....     62
                3,400      *VERITAS Software Corporation......     67
                                                               ------
                                                                  775
                                                               ------
              Healthcare--12.4%
                2,100      *Amgen, Inc........................     88
                3,515      Baxter International, Inc..........    156
                2,450      *Biogen, Inc.......................    102
                2,200      Eli Lilly & Company................    124
                1,650      *Express Scripts, Inc..............     83
                4,000      Medtronic, Inc.....................    171
                3,775      *Millennium Pharmaceutical.........     46
                                                               ------
                                                                  770
                                                               ------
              Consumer Staples--6.9%
                3,000      Kraft Foods, Inc., Class "A".......    123
                2,700      Walgreen Co........................    104
                4,200      *Whole Foods Market, Inc...........    203
                                                               ------
                                                                  430
                                                               ------
              Total Common Stock--87.8%
               (Cost $5,581)..................................  5,451
                                                               ------
              Short-Term Investments
              854,137      William Blair Ready Reserves Fund..    854
                                                               ------
              Total Short-term Investments--13.8%
               (Cost $854)....................................    854
                                                               ------
              Total Investments--101.6%
               (Cost $6,435)..................................  6,305
              Liabilities, plus cash and other assets--(1.6)%.    (96)
                                                               ------
              Net assets--100.0%.............................. $6,209
                                                               ======

                See accompanying Notes to Financial Statements.

10 Semi-Annual Report                                     June 30, 2002

[PHOTO]

BARBER

Rocky Barber

[PHOTO]

JOSTRAND

John F. Jostrand

[PHOTO]

Norbert W. Truderung

Norbert W. Truderung

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The Large Cap Growth Fund posted a 19.28% decline on a total return basis (Class A Shares) for the six months ended June 30, 2002, slightly better than its benchmark, the Russell 1000 Growth(R) Index, which declined 20.78%.

What were the most significant factors impacting Fund performance?

Following a lackluster first quarter, a confluence of macroeconomic factors and negative market psychology overtook the markets in the second quarter.

After a relatively flat April, the gains from the latter part of the first quarter quickly evaporated. While economic underpinnings continue to improve, the stock market just isn't buying it yet. At the end of the second quarter the NASDAQ and Standard & Poor's 500 Indexes are trading down near the previous lows reached in late September of 2001.

In May and June especially, market declines accelerated. In fact, if not for some late gains in the final week of the quarter, the S&P 500 would have posted its sixth consecutive week of price declines. The market activity was reminiscent of bear markets in 1974 and 1991. In 1974 in particular, more often than not trading days ended in negative territory.

Although the economy was showing signs of strengthening--as evidenced by the report of first quarter growth in the nation's Gross Domestic Product of 6.1%--many experts viewed the number as an aberration. Furthermore, consensus corporate earning estimates of 15-20% this year and in 2003 seem overly optimistic.

Were there any investment themes that influenced how the Fund was managed? Can you provide examples of investments that contributed to the Fund's performance?

Unfortunately, even what we consider to be the Fund's solid, stalwart blue-chip holdings took their share of price pummeling during the second quarter, in spite of the fact that nothing has fundamentally changed for these companies. We remain confident about their businesses and balance sheets. In our view, it was clearly a case where overly negative market psychology was causing investors to "throw the baby out with the bath water."

Our best performing stocks were our Drug and Healthcare holdings, whose performances could best be described as reasonable in the face of the market's dismal overall performance. Drug and Healthcare stocks were down, but less than the broad market. Consumer discretionary and Financial Services stocks also held up relatively well.

United Healthcare and Bed Bath & Beyond were two standout performers for the Fund.

Were there any areas that did not perform as well?

The performance of the Technology sector continued to be terrible. Our relative underweighting in this sector enabled us to take less of a beating than many other investment managers. Biotechnology was also decimated. Amgen and Genentech, two of our holdings that are considered to be related to this sector, suffered substantial drops.

June 30, 2002                                            William Blair Funds 11

What is your outlook for the markets? How is the Fund positioned based on this outlook?

Never has the market bottomed so late after a recession. The anemic response of the market has some investors wondering if the economy is going to depress consumer confidence leading the U.S. into another recession (a so called "double dip"), or if the under-performing market is just an aberration. We fall into the latter category and feel there are a few possible reasons for the current disconnect. From Enron, to Worldcom, to Xerox, the deceit in the financial reporting of companies continues. It seems that corruption has brushed all corporations. The greed fueling overindulgence inevitably leads to the market expelling several corrupt business titans. In our opinion, a combination of the investors' addiction to short-term company performance coupled with the copious executive options (exacerbated by not being expensed) further kindled the excesses of the late '90s. Although deceit is prevalent in every boom, this time around it has reached unprecedented levels. In past periods that followed such boom and busts, laws were enacted and organizations (SEC, FASB) put in place that eventually restored consumer confidence and opened the door to the next bull market.

Inventory rebuilding, the primary reason for the first quarter's stellar GDP growth, has subsided somewhat, and we expect the rest of the year to return to a lower albeit more sustainable and healthy output level. The implementation of new technology is providing us with big gains in labor productivity and reducing the overall cost structure of many corporations. These streamlined and efficient companies will be well positioned when growth in end user demand returns.

There have been concerns over the recent drop in the dollar. Throughout the 90's, the strong dollar has attracted foreign assets, which had a hand in creating the excesses in our markets. Now a (slowly) weakening dollar may be the best medicine for the economy, allowing our manufacturing to competitively price and experience sustainable growth.

The bottom line is that the U.S. economy, aided by a rebound in corporate earnings, is continuing to recover. That is not to say that we don't expect the volatility to remain high as the market tries to regain its footing. While short-term market psychology remains negative, valuations are now at levels that we feel in most cases are sustainable. Longer term, the fundamentals are strengthening and we see an improving picture for the equity markets.


12  Semi-Annual Report                                          June 30, 2002

Large Cap Growth Fund

Performance Highlights

                                   6/30/02(a)     2001       2000     1999(a)(b)
Large Cap Growth Fund (Class A)     (19.28)     (20.83)%   (16.67)%    1.40%
S&P 500 Index                       (13.16)     (11.88)     (9.11)      .85
Russell 1000 Growth Index           (20.78)     (20.42)    (22.42)      .46

(a) Total return is not annualized for periods that are less than a year.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

                Illustration of an assumed investment of $10,000

          Average Annual Total Return
                Class A Shares
            (period ended 6/30/02)

           1 Year             (28.83)%
           Since Inception
          (12/27/99)          (21.75)%


                                    [GRAPH]

                      12/99     3/00    6/00    9/00    12/00   3/01   6/01    9/01   12/01   3/02   6/02
Large Cap
Growth Fund           10,000   10,400  10,100  10,200   8,400  6,700   7,100   5,800  6,700   6,600  5,400

S&P 500 Index         10,000   10,300  10,000   9,900   9,200  8,100   8,600   7,300  8,100   8,100  7,000

Russell 1000
Growth Index          10,000   10,800  10,500   9,900   7,800  6,200   6,700   5,400  6,200   6,000  4,900

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index indicates broad larger capitalization equity market performance.

The Russell 1000(R) Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2002                                            William Blair Funds 13

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

              ------------------------------------          ----
              Shares                                         Value
              --------------------------------------------- ------

              Common Stocks
              Healthcare--22.1%
                2,510 *Amgen, Inc.......................... $  105
                4,370 Baxter International, Inc............    194
                2,130 *Biogen, Inc.........................     39
                2,130 Eli Lilly & Company..................     70
                2,100 *Genentech, Inc......................    120
                5,190 Medtronic, Inc.......................    222
                4,200 Pfizer, Inc..........................    147
                1,520 UnitedHealthcare Group, Inc..........    139
                                                            ------
                                                             1,036
                                                            ------
              Information Technology--20.9%
                5,100 *BEA Systems, Inc....................     48
                3,800 *Cisco Systems, Inc..................     53
                5,010 Intel Corporation....................     92
                1,700 *Intuit, Inc.........................     85
                3,620 Linear Technology Corporation........    114
                4,510 *Microsoft Corporation...............    244
                6,760 *SunGard Data Systems, Inc...........    179
                5,570 Texas Instruments Incorporated.......    132
                1,720 *VERITAS Software Corporation........     34
                                                            ------
                                                               981
                                                            ------
              Financial Services--18.3%
                1,690 American International Group.........    115
                5,300 Household International..............    263
                2,960 MBNA Corporation.....................     98
                2,300 SLM Corporation......................    223
                3,570 State Street Corporation.............    160
                                                            ------
                                                               859
                                                            ------
              Consumer Discretionary--17.1%
                4,640 *Bed, Bath & Beyond, Inc.............    175
                3,610 *Clear Channel Communications, Inc...    116
                6,100 *Cox Communications, Inc., Class "A".    168
                2,880 Home Depot, Inc......................    106
               10,810 *Liberty Media Corporation, Class "A"    108
                2,830 Omnicom Group Inc....................    130
                                                            ------
                                                               803
                                                            ------

----------
*Non-income producing securities

               ------------------------------------            ----
               Shares                                            Value
               ----------------------------------------------  ------

               Common Stocks--(continued)
               Industrials and Services--11.6%
                 2,950     Automatic Data Processing, Inc..... $  128
                 2,181     Danaher Corporation................    145
                 4,480     First Data Corporation.............    169
                 3,200     Paychex, Inc.......................    100
                                                               ------
                                                                  542
                                                               ------
               Consumer Staples--8.8%
                 3,200     Avon Products, Inc.................    167
                 6,350     Walgreen Co........................    245
                                                               ------
                                                                  412
                                                               ------
               Telecommunications Services--0.8%
                 8,500     *Sprint PCS Group..................     38
                                                               ------
               Total Common Stock--99.6%
                 (cost $5,642)................................  4,671
                                                               ------
               Short-term Investments
                30,642     William Blair Ready Reserves Fund..     31
                                                               ------
               Total Short-term Investments--0.7%
                 (cost $31)...................................     31
                                                               ------
               Total Investments--100.3%
                 (cost $5,673)................................  4,702
               Liabilities, plus cash and other assets--(0.3)%    (16)
                                                               ------
               Net assets--100.0%............................. $4,686
                                                               ======

                See accompanying Notes to Financial Statements.

14 Semi-Annual Report                                              June 30, 2002

[PHOTO]

BALKIN

Michael P. Balkin

[PHOTO]

BREWER

Karl W. Brewer
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The Small Cap Growth Fund posted a 4.35% decrease on a total return basis (Class A Shares) for the six months ended June 30, 2002, significantly ahead of its primary benchmark, the Russell 2000(R) Growth Index, which declined 17.35% during the period, and in line with the 4.70% decrease of the Russell 2000(R) Index.

The second quarter of 2002 marked the tenth consecutive quarter that the Small Cap Growth Fund outperformed its benchmark index; in three of these quarters the benchmark has been up and in seven the benchmark has been down. The Fund had a positive total return for four quarters and a negative return for six quarters during the same time period. For the year ended June 30, 2002, the Fund's excellent performance placed it among the top 4% of funds in its peer group, the Morningstar Small Growth category/(1)/.

What were the most significant factors impacting Fund performance?

After a significant advance in the fourth quarter of 2001, small cap growth stocks made very little progress in the first quarter of this year as investors wrestled with conflicting views regarding the timing of an economic recovery. In addition, concerns over accounting issues and the escalating crisis in the Middle East kept many investors on the sidelines. In general there were not many big winners among small cap growth stocks during the period. In contrast to last year's fourth quarter, the largest of the small cap stocks performed the best while the "microcap" names were the worst performers. Also, this was a quarter where small cap "value" stocks clearly outperformed the more volatile growth names.

The second quarter was a difficult environment for the market, as "the eruption of corruption" seemed to dampen both investor enthusiasm and stock prices. In addition, uncertainty over the pace and strength of the U.S. economic recovery combined with heightened fears of increased terrorist activity kept many investors on the sidelines.

Although every major equity index finished the first half of the year in negative territory, growth stocks performed significantly worse than value stocks. In fact, the Russell 2000(R) Growth Index was one of the worst performing indices. There were very few places to hide among small cap growth stocks as almost every major sector was down for the quarter.

Which investment strategies enhanced the Fund's return? Were there any investment strategies that produced the best results?

Many of the Fund's top holdings were positive contributors to performance over the first half of the year. The Fund was overweighted in the Consumer Discretionary area, which was among the best performing sectors in the benchmark. The Fund was also underweighted in Technology, which was one of the worst performing areas in both the first and second quarters.

Three of the four biggest contributors to performance were in Healthcare. One of these companies, Dynacare (a laboratory services company which we have owned since it went public in 2000), is currently being acquired by a competitor at a nice premium to the Fund's cost basis.

June 30, 2002                                            William Blair Funds 15

What were among the weakest performing sectors for the Fund?

Technology and Telecommunications were two of the weakest performing sectors for the Fund. Although the Fund was underweight in Technology stocks versus its benchmark, we were still impacted as this sector remained under severe downward price pressure. For example, seven of the ten worst performing stocks in the Fund's portfolio during the second quarter were Technology or Telecommunications related.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

Under normal circumstances, with low interest rates and corporate earnings improving, we would expect stock prices to work higher over the rest of the year. However, with an uncertain global geopolitical climate and investor fears over U.S corporate governance and accounting scandals, the stock market is likely to remain volatile for the next few quarters.

While we continue to believe that small cap growth stocks will eventually lead this market higher, the timing of the economic recovery and the uncertainty surrounding investor psychology creates a difficult intermediate term investment environment. Until we get through second quarter earnings releases, we think a more prudent and conservative position for the Fund is warranted. We will take advantage of any market weakness to add to those higher conviction names that have the best fundamental outlook and those stocks where the "risk/reward" trade-off is most favorable.

As always, we plan to stay the course of investing in quality growth companies with sustainable business franchises at attractive valuations. We value the confidence you have shown in us during these difficult times and appreciate your investment in the Fund.
----------
(1)The Morningstar Small Growth Category represents the average annual composite performance of all mutual funds listed in Small Growth Category by Morningstar. The Small Cap Growth Fund's 1-year % Rank (Class N Shares) in the Small Growth category is 22 out of 560 Funds. (The Fund has not yet been in existence long enough to earn 3-, 5- and 10-year rankings.)

16 Semi-Annual Report                                              June 30, 2002

Small Cap Growth Fund

Performance Highlights

                                   6/30/02(a)     2001      2000    1999(a)(b)
Large Cap Growth Fund (Class A)      (4.35)%     25.91%    33.68%      1.90%
Russell 2000 Index                   (4.70)       2.49     (3.02)      4.26
Russell 2000 Growth Index           (17.35)      (9.23)   (22.43)      5.22

(a) Total return is not annualized for periods that are less than a year.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

 Illustration of an assumed investment of $10,000 with reinvestment of capital gain distribution

        Average Annual Total Return
              Class A Shares
           (period ended 6/30/02)

        1 Year              0.70%
        Since Inception
        (12/27/99)         21.78%

                       12/99    3/00    6/00     9/00    12/00    3/01     6/01     9/01    12/01   3/02    6/02
Small Cap
Growth Fund           10,000   15,300  14,900   16,600   13,600   12,800   16,300   13,200  17,200  17,100  16,400

Russell 2000 Index    10,000   11,200  10,700   10,900   10,100    9,500   10,800    8,600  10,400  10,800   9,900

Russell 2000
Growth Index          10,000   11,500  10,700   10,200    8,200    6,900    8,200    5,900   7,400   7,300   6,100

Initial Public offerings (IPOs) have made significant contributions to the performance of the Fund. There can be no assurance that such contributions will continue. Recent market volatility has significantly impacted the performance and the Fund's current performance may be more or less than that shown.
Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000(R) Index.

The Russell 2000(R) Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2002                                            William Blair Funds 17

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)


       -------------------------------------------------------   -------
       Shares                                                      Value
       -------------------------------------------------------   -------

       Common Stocks
       Consumer Discretionary--27.1%
          39,200   *AFC Enterprises, Inc........................ $ 1,225
          68,700   *Alliance Gaming Corporation.................     839
          57,200   *BUCA, Inc...................................   1,090
         134,450   *Charming Shoppes, Inc.......................   1,162
          85,300   Clayton Homes, Inc...........................   1,348
         117,100   *Daisytek International Corporation..........   1,986
          52,400   *Emmis Communications Corp., Class "A".......   1,110
          71,500   *Entravision Communications Corp., Class "A".     876
         151,320   *eUniverse, Inc..............................     930
          68,000   *Insight Enterprises, Inc....................   1,713
          28,560   *Michaels Stores, Inc........................   1,114
          45,500   *PETCO Animal Supplies, Inc..................   1,133
          35,800   *RARE Hospitality International..............     964
          27,400   *School Specialty, Inc.......................     728
         207,300   *Scientific Games Corp., Class "A"...........   1,646
          71,050   *Sinclair Broadcast Group, Class "A".........   1,026
          43,800   *Speedway Motorsports, Inc...................   1,114
         468,500   *ValueClick, Inc.............................   1,518
          92,550   *XM Satellite Radio Holdings, Inc., Class "A"     680
                                                                 -------
                                                                  22,202
                                                                 -------
       Industrials and Services--21.1%
          58,050   *Administaff, Inc............................     580
          42,395   *Career Education Corporation................   1,908
         281,100   *Comfort Systems USA, Inc....................   1,375
         672,900   *DigitalThink, Inc...........................     942
          69,800   *FirstService Corporation....................   1,764
          32,600   Global Payments, Inc.........................     973
         116,600   *iDine Rewards Network Inc...................   1,341
          41,400   *InterCept Group, Inc........................     858
          52,600   *Kroll, Inc..................................   1,103
         218,100   *Labor Ready, Inc............................   1,276
         253,000   *Navigant Consulting, Inc....................   1,768
          51,200   *Pre-Paid Legal Services.....................   1,019
         125,890   *Princeton Review, Inc.......................   1,151
         106,100   *Spherion Corporation........................   1,263
                                                                 -------
                                                                  17,321
                                                                 -------
       Health Care--16.9%
          97,300   *Amylin Pharmaceuticals......................   1,064
         123,150   *Axcan Pharma, Inc...........................   1,840
          34,500   *Biosite Diagnostics, Inc....................     971
         191,280   *Cardiodynamics International Corporation....     712
          96,000   *Integra LifeSciences Holdings Corporation...   2,088
          35,660   *Invitrogen Corporation......................   1,142
          72,080   *Kensey Nash Corporation.....................   1,168
          47,400   *Orthodontic Centers of America, Inc.........   1,087
         200,500   *Quidel Corporation..........................   1,357
         103,400   *Radiologix, Inc.............................   1,561
         103,700   *VitalWorks, Inc.............................     850
                                                                 -------
                                                                  13,840
                                                                 -------

----------
*Non-incomeproducing securities
ADR= American Depository Receipt

        -----------------------------------------------------   -------
        Shares                                                    Value
        -----------------------------------------------------   -------

        Common Stocks--(continued)
        Information Technology--12.1%
             106,400   *Axcelis Technologies, Inc.............. $ 1,221
              45,500   Harris Corporation......................   1,654
             197,700   *New Focus, Inc.........................     587
             148,800   *OPNET Technologies, Inc................   1,333
              63,220   *Osi Systems, Inc.......................   1,254
              79,200   *StarTek, Inc...........................   2,118
              72,400   *Titan Corporation......................   1,324
              71,700   *TriQuint Semiconductor.................     460
                                                                -------
                                                                  9,951
                                                                -------
        Energy--4.6%
              39,867   *National-Oilwell, Inc..................     839
              59,600   *Pride International, Inc...............     933
              43,400   *Remington Oil & Gas Corporation........     865
             154,500   *Ultra Petroleum Corporation............   1,173
                                                                -------
                                                                  3,810
                                                                -------
        Consumer Staples--3.3%
              78,473   *Peet's Coffee & Tea, Inc...............   1,445
             198,600   *Virbac Corporation.....................   1,267
                                                                -------
                                                                  2,712
                                                                -------
        Financial Services--1.7%
              39,225   *Euronet Worldwide, Inc.................     627
              61,500   *Friedman, Billings, Ramsey Group, Inc.,
                        Class "A"..............................     783
                                                                -------
                                                                  1,410
                                                                -------
        Materials--1.3%
              63,000   *Airgas, Inc............................   1,090
                                                                -------
        Telecommunication Services--1.1%
             223,080   *Crown Castle International Corporation.     877
                                                                -------
        Total Common Stock--89.2%
         (Cost $68,129).......................................   73,213
                                                                -------
        Short-Term Investments
           3,820,274   William Blair Ready Reserves Fund.......   3,820
                                                                -------
        Total Short-term Investments--4.7%
          (Cost $3,820)........................................   3,820
                                                                -------
        Total Investments--93.9%
          (Cost $71,949).......................................  77,033
        Cash and other assets, less liabilities--6.1%..........   5,046
                                                                -------
        Net assets--100.0%..................................... $82,079
                                                                =======


                See accompanying Notes to Financial Statements.

18 Semi-Annual Report                                             June 30, 2002

[PHOTO]

GREIG

W. George Greig
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The International Growth Fund posted a modest 0.97% gain (Class A Shares) for the six months ended June 30, 2002, ahead of the 1.05% decline for the Fund's benchmark, the MSCI All Country World (Free) excluding US Index.

What were the most significant factors impacting Fund performance?

The broad theme that had the greatest impact on performance was the continuing shock from the spreading crisis of confidence affecting the whole equity market environment. The reverberations from the corporate governance and accounting scandals beginning in the first quarter with Enron, while having the greatest impact on the U.S. domestic equity markets, eventually spilled over into global equity markets.

On the surface, the 2.65% decline in international stocks (as represented by the MSCI All Country World (Free) except US Index) during the second quarter was a creditable performance relative to the 13.4% fall in the Standard & Poor's 500 Stock Index. But the majority of the differential was attributable to the decline in the dollar, as the benchmark index dropped nearly 11% in local currency terms.

In the first and second quarters, market weakness was heavily sector-specific, with heavy losses in Technology--especially Software and Services--as well as Media and Telecommunications.

Consumer Non-durables, Retail, and Basic Industries have comprised the bulk of market leadership this year. The cyclical raw material sectors have joined the defensive sectors in relative strength because both areas appear to be operating in a relatively stable pricing environment. By contrast, the Technology sectors are plagued by unstable demand, excess supply, and aggressive inventory strategies, all of which lead to volatile pricing and a murky growth outlook. Moreover, the parlous financial condition of Telecommunication carriers and a conservative capital allocation policy from CEOs everywhere have constrained and/or postponed the prospective Technology spending recovery.

Which investment strategies enhanced the Fund's return?
Were there any investment strategies that produced the best results?

The Fund significantly outperformed its benchmark index in the three biggest markets in which it is invested, Japan, the U.K., and Canada. During the second quarter, the Fund's investments in Japan were up 7% (on a dollar basis) while the Index was down 3%. In the U.K. the Fund's investments were down 4% while the Index declined about 12%, and in Canada the Fund was relatively flat, while the Index was down 4%. Another bright spot in terms of performance was Emerging Asia, and particularly Indonesia.

June 30, 2002                                            William Blair Funds 19

What were among the weakest performing sectors for the Fund?

In both the first and second quarters, Healthcare and Technology continued to be weak. Biotechnology also continued to be a disappointment for the Fund, and for the first time we cut back investments in that area.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

The current weakness in the U.S. dollar tips the balance towards international markets continuing to outperform the U.S.

More specifically, foreign investors continue to finance the U.S. capital markets to the tune of a $500- to $600-billion deficit in the U.S. current account. As weakness continues in U.S. securities markets, foreign investors may be further dissuaded from investing their savings into dollar-denominated investments, such as U.S. stocks and corporate bonds.

In addition, there are clear differences in economic cycles in other parts of the world, and the outlook for solid growth in economies outside the U.S. augurs well for international investing. In a market environment where the U.S. economy has begun to improve, but stock market performance has only seemed to get worse, Asia has provided a welcome respite.

Asia continues to be the strongest area in the global economy. Benefiting from both a cyclical upturn in global industrial production and improving domestic demand growth, virtually the entire region is growing fairly robustly. Asia demand--not exports outside of the region--is now the key driver of growth for China, Japan and Korea, and Asian stimulus could even begin to enhance cyclical growth prospects in the rest of the world beginning next year.

The investment outlook hinges, somewhat reflexively, on whether the weakened state of financial markets can derail earnings recovery expectations along with business confidence. Consumer sentiment may also ultimately be at risk, particularly if the backlash against laissez-faire finance turns into a serious political issue. This risk framework affects the U.S. first, followed by Europe and Asia least of all, which in a regional sense probably correlates well with the prospects for equity markets and currencies.

20 Semi-Annual Report                                             June 30, 2002

International Growth Fund

Performance Highlights

                                     6/30/02(a)    2001       2000     1999    1998   1997
International Growth Fund (Class A)    0.97%      (13.63)%   (8.11)%  95.73%  11.18%  8.08%

Morgan Stanley Capital
International (MSCI) All Country
World Free Ex-U.S. Index              (1.05)      (19.50)   (15.09)   30.91   14.46   2.04

Lipper International Index             0.51       (19.34)   (14.72)   37.83   12.66   7.25

(a) Total return is not annualized for periods that are less than one year.

  Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

            Average Annual Total Return
                  Class A Shares
              (period ended 6/30/02)

            1 Year              (4.87)%
            5 Years             10.32%
            Since Inception
            (10/1/92)           11.86%


                                    [GRAPH]

                       12/91   12/92    12/93    12/94    12/95   12/96   12/97    12/98  12/99   12/00  12/01   6/02
International
Growth Fund           10,000  10,100   13,500   13,500    14,400  15,800  17,100  19,000  37,200  34,200 29,500  29,800

MSCI AC WLD
Ex -US Index          10,000   9,700   13,100   13,900    15,300  16,400  16,700  19,100  25,000  21,200 17,100  16,900

Lipper Int'l Index    10,000   9,900   13,700   13,600    15,000  17,200  18,400  20,800  28,600  24,400 19,700  19,800

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class A shares were not in existence prior to October 21, 1999. Performance information for periods prior to that date are based upon the historical performance for Class N shares, adjusted to reflect the expenses of Class A shares. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund's investments on June 30, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2002                                            William Blair Funds 21

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

        ----------------------------------------------------- --------
        Shares                                                   Value
        ----------------------------------------------------- --------

        Common Stocks--Europe--29.5%
        Belgium--1.0%
            237,000 *Interbrew (Beverages)................... $  6,799
                                                              --------
        Denmark--1.4%
            257,600 Group 4 Falck A/S (Safety and security
                     services)...............................    8,894
                                                              --------
        France--9.2%
            234,000 April S.A. (Property and casualty
                     insurance)..............................    3,642
            130,000 Aventis S.A. (Pharmaceuticals)...........    9,119
            100,000 *Business Objects S.A.--ADR (Internet and
                     software services)......................    2,810
            368,000 Elior (Consumer services)................    2,989
            127,000 Generale de Sante (Health services)......    2,012
             16,500 Klepierre (Finance)......................    2,011
            109,000 L'Oreal S.A. (Consumer non-durables).....    8,552
            120,000 *Medidep S.A. (Health services)..........    2,949
            198,000 Pinguely-Haulotte (Producer
                     manufacturing)..........................    1,591
             30,000 Rodriquez Group (Retail trade)...........    2,031
            518,000 ST Microelectronics (Electronic
                     technology).............................   12,908
            170,700 Vivendi Environment (Utilities)..........    5,264
            100,000 *Wavecom S.A. (Electronic technology)....    4,041
                                                              --------
                                                                59,919
                                                              --------
        Germany--1.2%
            107,000 Altana AG (Pharmaceuticals)..............    5,386
             28,979 Puma (Consumer non-durables).............    2,158
             60,023 United Medical Systems International AG
                     (Health technology).....................      247
                                                              --------
                                                                 7,791
                                                              --------
        Greece--1.2%
            475,000 Coca-Cola Hellenic Bottling S.A.
                     (Beverages).............................    8,035
                                                              --------
        Ireland--2.5%
            665,000 Anglo Irish Bank plc (Finance)...........    4,286
            341,089 CRH plc (Building products)..............    5,554
            193,000 *Ryanair Holdings plc--ADR (Air
                     transport)..............................    6,730
                                                              --------
                                                                16,570
                                                              --------
        Italy--2.7%
            628,000 Ferretti SpA (Producer manufacturing)....    2,221
            291,026 Industria Machine Automatiche SpA
                     (Producer manufacturing)................    3,332
          2,350,000 Intesabci SpA (Finance)..................    7,196
             62,657 Permasteelisa SpA (Industrial services)..    1,570
             70,000 Tod's SpA (Apparel and footwear).........    3,032
                                                              --------
                                                                17,351
                                                              --------
        Netherlands--0.9%
            125,000 Euronext (Finance).......................    2,344
            162,169 United Services Group NV (Personnel
                     services)...............................    3,217
                                                              --------
                                                                 5,561
                                                              --------

        ------------------------------------------------------ --------
        Shares                                                    Value
        ------------------------------------------------------ --------

        Common Stocks--Europe--(continued)
        Spain--2.9%
            150,000 Banco Popular Espanol (Banking)........... $  6,628
            133,000 Grupo Ferrovial S.A. (Industrial services)    3,624
            345,000 *Inditex (Apparel and footwear retailer)..    7,279
            127,000 NH Hoteles S.A. (Consumer services).......    1,592
                                                               --------
                                                                 19,123
                                                               --------
        Sweden--0.4%
            180,000 Gunnebo AB (Producer manufacturing).......    2,404
                                                               --------
        Switzerland--6.1%
            166,000 Adecco S.A. (Commercial services).........    9,842
            155,000 *Logitech International S.A. (Electronic
                     technology)..............................    7,194
             86,786 Micronas Semiconductor (Electronic
                     technology)..............................    3,504
              7,000 Serono S.A.--B (Biotechnology)............    4,606
             51,000 Tecan AG (Specialty engineering)..........    2,015
            251,000 UBS AG (Banking)..........................   12,600
                                                               --------
                                                                 39,761
                                                               --------
        Common Stocks--United Kingdom--16.9%
            400,000 3i Group plc (Venture capital)............    4,178
          1,000,000 Anite Group plc (Electronic technology)...    1,129
            400,000 Barratt Developments plc (Consumer
                     durables)................................    2,564
          1,500,000 BG Group plc (Industrial services)........    6,535
          1,500,000 Billiton plc (Aluminum mining)............    8,183
            265,000 *Cambridge Antibody Technology (Health
                     technology)..............................    4,185
          1,333,000 Capita Group plc (Commercial services)....    6,347
            350,000 Enterprise Inns (Consumer services).......    2,751
          1,107,000 The Game Group (Retail trade).............    2,069
          1,310,000 HBOS plc (Finance)........................   14,193
            165,000 Luminar plc (Restaurants).................    2,058
            367,000 MAN Group plc (Finance)...................    5,768
            759,400 Matalan plc (Apparel and footwear
                     retailer)................................    3,616
          1,900,000 Mitie Group plc (Commercial services).....    3,798
            400,170 Nestor Healthcare Group plc (Personnel
                     services)................................    2,809
            186,000 Next plc (Apparel and footwear retailer)..    2,645
            800,000 Northern Rock plc (Finance)...............    8,320
            513,000 *Powderject Pharmaceuticals (Medical
                     specialties).............................    3,288
            368,163 Reckitt Benckiser plc (Household
                     products)................................    6,613
            550,000 Rotork plc (Producer manufacturing).......    2,854
            472,800 Scottish & Newcastle plc (Consumer
                     non-durables)............................    4,351
          2,240,000 Tesco plc (Food retailer).................    8,153
            108,860 *Willis Group Holdings, Ltd.--ADR
                     (Insurance brokers)......................    3,583
                                                               --------
                                                                109,990
                                                               --------

                See accompanying Notes to Financial Statements.

22 Semi-Annual Report                                             June 30, 2002

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

       -----------------------------------------------------  ---------
       Shares                                                     Value
       -----------------------------------------------------  ---------

       Common Stocks--Canada--6.1%
           160,000  *Biovail Corp.--ADR (Pharmaceuticals).... $   4,634
           131,000  *CHC Helicopter Corp. (Airlines).........     2,980
         1,000,000  *Compton Petroleum Corp. (Oil and gas
                     production).............................     2,605
           250,000  *Kingsway Financial Services (Finance)...     2,835
           181,000  Manulife Financial Corp. (Life and health
                     insurance)..............................     5,209
           340,000  Petro-CDA (Energy minerals)..............     9,584
           138,400  Shoppers Drug Mart (Retail trade)........     2,245
           400,000  Suncor Energy (Energy minerals)..........     7,121
           192,300  WestJet Airlines, Ltd. (Transportation)..     2,631
                                                              ---------
                                                                 39,844
                                                              ---------
       Common Stocks--Bahamas--1.2%
           257,000  Ace Limited (Property and casualty
                    insurer).................................     8,121
                                                              ---------
       Common Stocks--Japan--18.3%
           109,000  Askul Corporation (Retail trade).........     3,456
            88,000  Belluna Company, Ltd. (Catalogs and
                     specialty distribution).................     3,436
           209,000  Canon, Inc. (Electronic equipment).......     7,899
            39,000  Cawachi Limited (Retail trade)...........     3,449
            85,000  Hoya Corporation (Electronic
                     technology).............................     6,184
            65,000  Kappa Create Co., Ltd. (Consumer non-
                     durables)...............................     3,596
            30,200  Keyence Corporation (Electronic
                     technology).............................     6,397
           159,000  Komeri Co. (Retail trade)................     4,630
         1,249,000  *Nissan Motor Company, Ltd. (Motor
                     vehicles)...............................     8,649
           166,000  Nitto Denko Corporation (Electronic
                     technology).............................     5,443
           532,000  Nomura Securities Co. (Finance)..........     7,812
           102,000  Orix Corp (Finance, rental and leasing)..     8,229
            80,000  Otsuka Kagu, Ltd. (Retail trade).........     3,070
            57,000  Plenus Co., Ltd. (Consumer services).....     2,349
           138,000  Secom Co. (Commercial services)..........     6,770
           245,000  *Sega Corporation (Consumer durables)....     5,887
            78,500  SMC Corporation (Trucks, construction and
                     farm machinery).........................     9,280
           950,000  Sumitomo Trust & Banking Co.
                     (Finance)...............................     4,565
           925,600  Suruga Bank Ltd. (Banking)...............     4,386
           149,000  Takeda Chemical Industries
                     (Pharmaceuticals).......................     6,539
           134,000  Tsuruha Co. (Retail trade)...............     2,521
            53,000  Yamada Denki (Consumer electronics
                     retailer)...............................     4,643
                                                              ---------
                                                                119,190
                                                              ---------
       Common Stocks--Emerging Asia--10.1%
       China--1.3%
         1,500,000  China Vanke Co., Ltd. (Real estate
                     development)............................     1,635
         5,500,000  *Convenience Retail Asia (Retail trade)..     2,045
         5,500,000  Texwinca Holdings, Ltd. (Textiles).......     4,724
                                                              ---------
                                                                  8,404
                                                              ---------

         ----------------------------------------------------- --------
         Shares                                                   Value
         ----------------------------------------------------- --------

         Common Stocks--Emerging Asia--(continued)
         India--3.1%
             130,000 Dr. Reddy's Laboratories
                      (Pharmaceuticals)....................... $  2,519
             400,000 Hero Honda (Consumer durables)...........    2,527
           1,160,000 Hindustan Lever (Consumer
                      non-durables)...........................    4,595
             305,000 Housing Development Finance Corp.
                      (Financial services)....................    4,070
              73,000 Infosys Technologies (Consulting and
                      software services)......................    4,913
             174,000 Wockhardt (Health technology)............    1,755
                                                               --------
                                                                 20,379
                                                               --------
         Indonesia--0.9%
           7,008,870 PT Ramayana Lestari Sentosa (Retail
                      trade)..................................    3,355
           1,000,000 Unilever Indonesia Tbk (Household and
                      personal care)..........................    2,373
                                                               --------
                                                                  5,728
                                                               --------
         South Korea--3.6%
              50,000 *Good Morning Securities Co. (Investment
                      banking and brokerage)..................    3,585
             137,000 Kookmin Bank (Banking)...................    6,640
              35,000 Pacific Corporation (Consumer non-
                      durables)...............................    4,066
              35,000 Samsung Electronics Co.
                      (Semiconductors)........................    9,556
                                                               --------
                                                                 23,847
                                                               --------
         Taiwan--1.2%
           2,240,000 Benq Corporation (Electronic technology).    3,615
           2,200,000 *Taiwan Semiconductor (Semiconductors)...    4,471
                                                               --------
                                                                  8,086
                                                               --------
         Common Stocks--Asia--5.7%
         Australia--2.7%
             200,000 Macquarie Bank, Ltd. (Financial services)    3,292
           2,985,000 Qantas Airways (Transportation)..........    7,728
             410,000 Wesfarmers Limited (Manufacturing).......    6,276
                                                               --------
                                                                 17,296
                                                               --------
         Hong Kong--2.1%
           2,999,352 Esprit Holdings (Apparel and footwear
                      retailer)...............................    5,749
           3,600,000 Li & Fung (Distribution services)........    4,846
           3,860,600 Techtronic Industries (Consumer
                      durables)...............................    3,291
                                                               --------
                                                                 13,886
                                                               --------
         New Zealand--0.9%
           1,605,000 Warehouse Group Limited (Discount
                      stores).................................    5,774
                                                               --------
         Common Stocks--Latin America--3.2%
         Brazil--0.8%
             370,000 Confeccoes Guararapes S.A.--ON (Apparel
                      retailer)...............................      523
         260,000,000 Telemar Norte Leste S.A. (Specialty
                      telecommunications).....................    4,575
                                                               --------
                                                                  5,098
                                                               --------

                See accompanying Notes to Financial Statements.

June 30, 2002                                            William Blair Funds 23

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

         ---------------------------------------------------   --------
         Shares                                                   Value
         ---------------------------------------------------   --------

         Common Stocks--Latin America--(continued)
         Mexico--2.4%
           5,500,000   America Movil S.A. (Communications).... $  3,722
           7,374,000   Grupo Financiero BBVA Bancomer
                        (Finance).............................    6,019
           2,479,653   Walmart de Mexico (Retail trade).......    5,726
                                                               --------
                                                                 15,467
                                                               --------
         Common Stocks--Emerging Europe, Mid-East, Africa--0.5%
         South Africa--0.5%
          11,500,000   Network Healthcare Holdings (Health
                        services).............................    3,543
                                                               --------

         Total Common Stock--91.5%
          (Cost $557,752).....................................  596,861
                                                               --------
                                                               --------
         Preferred Stock--1.0%
         Brazil--1.0%
          56,000,000   Banco Itau S.A. (Banking)..............    3,166
             500,000   Confeccoes Guararapes S.A.--PN (Apparel
                        retailer).............................      707
             522,600   Perdigao S.A. (Miscellaneous food
                        products).............................    2,659
                                                               --------
                                                                  6,532
                                                               --------
         Total Preferred Stock--1.0%
           (cost $8,433)......................................    6,532
                                                               --------

----------
*Non-income producing securities
ADR= American Depository Receipt

At June 30, 2002 the Fund's Portfolio of Investments includes the following industry categories:

Financials................  23.8%
Consumer Discretionary....  18.3%
Industrials and Services..  14.9%
Information Technology....  13.3%
Consumer Staples..........  11.2%
Healthcare................   9.1%
Energy....................   3.2%
Materials.................   2.3%
Utilities.................   2.0%
Telecommunication Services   1.4%
Transportation............   0.5%
                           ------
                           100.0%
                           ======


           ---------------------------------------------   --------
           Shares                                             Value
           ---------------------------------------------   --------
           Short-Term Investments
            52,965,489   William Blair Ready Reserves Fund $ 52,965
                                                           --------
           Total Short-term Investments--8.1%
             (cost $52,965)...............................   52,965
                                                           --------
           Total Investments--100.6%
             (cost $619,150)..............................  656,358
           Liabilities, plus cash and other assets--(0.6)%   (3,780)
                                                           --------
           Net assets--100.0%............................. $652,578
                                                           ========



At June 30, 2002 the Fund's Portfolio of Investments includes the following currency categories:

Euro..................  21.8%
Japanese Yen..........  19.8%
British Pound Sterling  17.6%
Swiss Franc...........   6.6%
Canadian Dollar.......   5.8%
United States Dollar..   4.3%
South Korean Won......   4.0%
Hong Kong Dollar......   3.7%
Indian Rupee..........   3.4%
Australian Dollar.....   2.9%
Mexico Nuevo Peso.....   2.6%
Brazilian Real........   1.9%
Danish Krone..........   1.5%
All other currencies..   4.1%
                       ------
                       100.0%
                       ======

                See accompanying Notes to Financial Statements.

24 Semi-Annual Report                                            June 30, 2002

[PHOTO]

  KLECZKA

Glen A. Kleczka

[PHOTO]

  MITCHEL

David Mitchell

[PHOTO]

  PRICE

Capucine "Cappy" Price
--------------------------------------------------------------------------------
VALUE DISCOVERY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The Value Discovery Fund posted outstanding performance results for the six months ended June 30, 2002. The Fund gained 12.32% on a total return basis (Class A Shares), significantly outperforming its primary benchmark, the Russell 2000(R) Index, which decreased 4.70% and the Russell 2000(R) Value Index, which increased 7.26%.

What were the most significant factors impacting Fund performance?

Superior stock selection was behind the Fund's excellent performance in the first half of the year.

The second quarter, however, was an exceptionally tough one for equity investors, with the markets reeling under a whole host of factors, including concerns about the threat of global terrorism, the pace of the U.S. economic recovery, massive accounting scandals and the larger issue of corporate governance.

According to Prudential Financial's July 9, 2002 Equity Research Quantitative Outlook, only 28% of small cap value managers were able to beat their benchmarks during the second quarter and only 31% were able to surpass their benchmarks in the first half of the year. We are pleased to report that the Value Discovery Fund outperformed in both periods.

Which investment strategies enhanced the Fund's return? Were there any investment themes that contributed to the Fund's results?

Although we seek to invest in stocks that have company-specific opportunities to improve their profitability regardless of what's going on in the economy, signs that the economic recovery was underway buoyed the prices of many Cyclical companies held by the Fund during the first quarter, and the Fund reaped the benefits. The Fund also benefited from its holdings of Financial companies, which also performed well.

In managing the Fund, we attempt to be relatively sector neutral. That being said, strong stock selection led to meaningful relative outperformance in four sectors during the second quarter--Autos and Transportation, Technology, Consumer Discretionary, and Health Care.

In the case of Technology, although the Fund's holdings in absolute terms were down 7% in the second quarter, the Technology sector of the Index was down a much more severe 21%. Overland Storage, one of our Technology holdings, was up by more than 53% during the quarter, and was the single biggest contributor to portfolio return.

Other strong contributors included Sharper Image, Landstar, and First Financial.

What were among the weakest performing sectors for the Fund?

Only three sectors were meaningful absolute detractors from performance during the second quarter--Energy, Producer Durables, and Technology.

June 30, 2002                                            William Blair Funds 25

During the first quarter Healthcare was the weakest performing sector for the Fund, with our Healthcare holdings down 17%.

What is your outlook for the Fund?

We are optimistic about the prospects for the Fund in the months ahead.

The economy, although far from robust, appears to be in recovery. Furthermore, while additional economic strength would be welcome, the sluggish pace of recovery has kept the Federal Reserve from raising rates. In the more economically sensitive part of the portfolio, we continue to emphasize companies with improving internal factors combined with end markets that have reached or are nearing the bottom of their business cycles and hence will be poised for an upturn. In addition, the lack of Fed tightening bodes well for the performance of our financial holdings.

The market creates new value opportunities every day. Our job continues to be focusing on those opportunities that can strengthen overall portfolio performance.

26 Semi-Annual Report                                             June 30, 2002

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
                                6/30/02(a)  2001    2000    1999   1998   1997
                                ----------  ----    ----    ----   ----   ----
Value Discovery Fund (Class A)  12.32%     17.42%  19.09%   6.12%   .41% 33.13%
Russell 2000 Index              (4.70)      2.49   (3.02)  21.26  (2.55) 22.36
Russell 2000 Value Index         7.26      14.03   22.83   (1.49) (6.45) 31.78

(a) Total return is not annualized for periods that are less than a full year.


  Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

Average Annual Total Return Class A Shares (period ended 6/30/02)

1 Year                 13.16%
5 Years                14.98%
Since Inception
(12/23/96)             15.67%

                     12/96   6/97  12/97   6/98  12/98   6/99  12/99   6/00  12/00   6/01  12/01   6/02
Value Discovery
Fund                10,000 11,100 13,300 14,600 13,400 13,500 14,200 15,900 16,900 19,700 19,800 22,300
Russell 2000
Index               10,000 11,000 12,200 12,800 11,900 13,000 14,500 14,900 14,000 15,000 14,400 13,700
Russell 2000
Value               10,000 11,500 13,200 13,800 12,300 13,000 12,100 12,900 14,900 16,800 17,000 18,200

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A shares were not in existence prior to November 2, 1999. Performance information for periods prior to that date are based upon the historical performance for Class N shares, adjusted to reflect the expenses of Class A shares. Class A shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is the Fund's primary benchmark. The Russell 2000(R) Index is unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index. The Russell 2000(R) Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on June 30, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2002                                            William Blair Funds 27

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

          -------------------------------------------------- --------
          Shares                                                Value
          -------------------------------------------------- --------

          Common Stocks
          Industrials and Services--22.9%
             332,400 *Artesyn Technologies, Inc............. $  2,154
             123,800 Belden, Inc............................    2,580
             203,800 Cadmus Communications Corporation......    2,286
             137,800 *Denison International, plc--ADR.......    2,556
             226,130 *Flowserve Corporation.................    6,739
              29,700 *Gardner Denver, Inc...................      594
             355,150 LSI Industries, Inc....................    6,524
             108,400 *Navigant Consulting, Inc..............      758
             155,970 *NCI Building Systems, Inc.............    2,776
             137,000 Pentair, Inc...........................    6,587
             120,000 Robbins & Myers, Inc...................    3,126
             348,370 Ryder System, Inc......................    9,437
              94,000 *United Stationers, Inc................    2,858
             385,250 Watsco, Inc............................    7,035
                                                             --------
                                                               56,010
                                                             --------
          Financial Services--22.3%
             158,200 Amerus Life Holdings, Inc., Class "A"..    5,861
             215,000 Annuity & Life Re Holdings, plc--ADR...    3,889
             172,500 Astoria Financial Corporation..........    5,529
             158,750 Bank of Hawaii Corporation.............    4,505
             305,000 Brandywine Realty Trust................    7,900
              46,900 City Bank (Lynnwood, WA)...............    1,501
             166,200 First Financial Holdings, Inc..........    5,343
             135,300 First Industrial Realty Trust..........    4,445
             177,000 Hudson United Bancorp..................    5,055
             196,700 *Jones Lang LaSalle, Inc...............    4,859
              94,600 MONY Group, Inc........................    3,216
             104,900 Seacoast Financial Services Corporation    2,630
                                                             --------
                                                               54,733
                                                             --------
          Consumer Discretionary--14.3%
              50,830 *Christopher & Banks Corporation.......    2,150
              73,900 Ethan Allen Interiors Inc..............    2,606
             202,500 *Gadzooks, Inc.........................    2,550
             278,000 Hollinger International, Inc...........    3,450
             108,900 *Michaels Stores, Inc..................    4,247
             283,200 *Prime Hospitality Corporation.........    3,667
             367,300 *Sharper Image Corporation.............    7,401
             436,300 *Whitehall Jewelers, Inc..............     9,036
                                                             --------
                                                               35,107
                                                             --------
          Healthcare--7.5%
             233,300 Alpharma, Inc., Class "A"..............    3,961
             180,600 *First Health Group Corporation........    5,064
             365,700 *SICOR, Inc............................    6,780
             231,100 *Sola International, Inc...............    2,658
                                                             --------
                                                               18,463
                                                             --------

----------
* Non-income producing
ADR = American Depository Receipt

            ------------------------------------------------ --------
            Shares                                              Value
            ------------------------------------------------ --------

            Common Stocks--(continued)
            Information Technology--6.6%
               248,367    Avenet, Inc....................... $  5,461
               454,000    *Checkpoint Systems, Inc..........    5,312
               321,900    *Overland Data, Inc...............    5,305
                                                             --------
                                                               16,078
                                                             --------
            Materials--5.6%
               115,300    Crompton Corporation..............    1,470
               140,600    Ferro Corporation.................    4,239
               153,500    *GrafTech International Ltd.......    1,888
               224,000    Spartech Corporation..............    6,100
                                                             --------
                                                               13,697
                                                             --------
            Autos and transportation--5.2%
                89,900    *Landstar System, Inc.............    9,606
                98,830    *Yellow Corporation...............    3,202
                                                             --------
                                                               12,808
                                                             --------
            Consumer Staples--4.4%
               159,500    *Dean Foods Company...............    5,950
               282,400    *Elizabeth Arden, Inc.............    4,942
                                                             --------
                                                               10,892
                                                             --------
            Energy--2.6%
               348,500    *Veritas DGC, Inc.................    4,391
               261,700    *Newpark Resources, Inc...........    1,923
                                                             --------
                                                                6,314
                                                             --------
            Utilities--2.5%
               259,700    Atmos Energy Corporation..........    6,087
                                                             --------
            Total Common Stock--93.9%
             (cost $184,329)...............................   230,189
                                                             --------
            Short-Term Investments
            15,098,021    William Blair Ready Reserves Fund.   15,098
                                                             --------
            Total Short-term Investments--6.1%
             (cost $15,098)................................    15,098
                                                             --------
            Total Investments--100.0%                         245,287
             (cost $199,427)...............................
            Liabilities, plus cash and other assets--(0.0)%.      (44)
                                                             --------
            Net assets--100.0%.............................. $245,243
                                                             ========




                See accompanying Notes to Financial Statements.

28 Semi-Annual Report                                             June 30, 2002

[PHOTO]

  KAPLAN

James S. Kaplan

[PHOTO]

  MYER

Bentley M. Myer
--------------------------------------------------------------------------------
INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform in the first half of the year?

The Income Fund posted a solid 3.02% gain on a total return basis (Class A Shares) for the six months ended June 30, 2002, roughly in line with its benchmark and well ahead of its peer group. The Fund's benchmark, the Lehman Intermediate Government/Credit Bond Index, increased 3.33%, while the Fund's peer group, the Morningstar Short-term Bond Category, rose 1.89%.

What were the most significant factors impacting Fund performance?

Throughout the first half of the year the fixed income markets demonstrated little tolerance for corporate securities where there were any questions regarding financial reporting or lower-than-expected financial results. In particular, in the wake of accounting scandals and questions about corporate governance, such securities were not only shunned, but also punished severely.

The overriding theme in the fixed income markets during the second quarter was that there was no margin for error when it came to selecting securities for investment in the corporate bond market.

In fact, there was a divergence in the corporate bond market where a company's perceived financial condition took precedence over its credit rating. A company perceived to be "safe" was valued highly, while investors chose to abandon those with questions about their financial statements at any price, in spite of what its credit rating might be.

To provide a case in point, a low BBB-rated food retailing company's corporate bond might trade at close to the same spread as a AAA-rated financial services company, largely on the basis that the retailer had a business that was recession-proof, easier to understand, and possessed a financial statement that would be difficult to misrepresent.

Lastly, Treasury securities rallied strongly in the final days of the second quarter, a "flight-to-quality" resulting from the risks associated with crisis of confidence in the equity markets, and concerns about instability in the Middle East and the threat of terrorism.

It should be noted that despite the fact that there were an inordinate amount of poor individual performances in issues comprising the index in the second quarter, some Corporate issues were able to buck the trend with strong results.

Which investment strategies enhanced the Fund's return?
Were there any investment strategies that produced the best results?

We began an ongoing process during the first quarter of refocusing the Fund's corporate holdings on those high quality companies whose businesses we know and understand well. In particular, we went back and examined those companies that William Blair as a firm researches and follows closely, so as to ensure we have a clear understanding of the company, its business and balance sheet. Throughout the first half of the year we have emphasized conservative, higher-quality and more defensive issues. We were also overweighted in

June 30, 2002                                            William Blair Funds 29
mortgage-backed and asset-backed securities, which performed very well for the Fund. Both sectors benefited from being high credit/low event risk. In addition, the slowdown in portfolio prepayments was a big plus as well.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

Our outlook remains cautious, but optimistic. We expect asset-backed securities to continue to be solid performers over the course of the year. Mortgage-backed securities should also provide positive excess returns, although we would not be surprised to see prepayments resume at some point. We will continue with our strategy of owning seasoned, lower loan balance structures that are less sensitive to prepayment risk.

Our higher-quality bias remains firmly in place. Having said this, we are not averse to purchasing select Corporate issues that are "fallen angels," good companies whose bonds we would like to own if the valuations were attractive. Some of these are companies whose bonds are under price pressure because a subsidiary or affiliated company might be having a difficult business year. We will nonetheless seek to own "transparent" businesses that we understand well and provide us, as investors, with a high degree of confidence in owning their bonds.

30 Semi-Annual Report                                            June 30, 2002

Income Fund

Performance Highlights

                               6/30/02(a)    2001       2000       1999       1998       1997
Income Fund (Class A)          3.02%         7.26%      10.20%     .27%       6.80%      7.76%
Lehman Intermediate
Government/Credit Bond Index   3.33          8.96       10.12      .39        8.44       7.87

(a) Total return is not annualized for periods that are less than a full year.


 Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

Average Annual Total Return
      Class A Shares
  (period ended 6/30/02)

     1 Year       6.66%
     5 Years      6.42%
    10 Years      6.14%

                             12/91   12/92   12/93   12/94   12/95   12/96   12/97   12/98   12/99   12/00   12/01    6/02
Income Fund                 10,000  10,700  11,500  11,400  13,000  13,300  14,400  15,400  15,400  17,000  18,200  18,700
Lehman Intermediate         10,000  10,700  11,700  11,400  13,200  13,700  14,800  16,100  16,100  17,700  19,300  20,000
Gov/Credit Bond

Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class A shares were not in existence prior to October 25, 1999. Performance information for periods prior to that date are based upon the historical performance for Class N shares, adjusted to reflect the expenses of Class A shares. Class A shares are not for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Corporate Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund's investments on June 30, 2002. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

June 30, 2002                                            William Blair Funds 31

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)

       -----------------------------------------------------------------
       Principal
       Amount                                                      Value
       ------------------------------------------------------------==---

       U.S. Government and U.S. Government Agency
        Guaranteed Obligations--44.9%
       U.S. Treasury--7.7%
       $  4,500 U.S. Treasury Note, 6.000%, due 8/15/09........ $  4,888
          8,075 U.S. Treasury Note, 6.500%, due 2/15/10........    9,027
       --------                                                 --------
         12,575 Total U.S. Treasury Obligations................   13,915
       --------                                                 --------
       U.S. Government Guaranteed Obligations--1.5%
       Veterans Administration--1.3%
          2,251 Vendee Mortgage Trust, 96-3 2J, 7.750% due         2,407
       --------  6/15/05....................................... --------
       Small Business Administration--0.2%
             -- Receipt for Multiple Originator fees #3 0.821%,
                 due 11/08/08 (Interest Only) WAC..............      170
            241 Loan #100023, 9.375%, due 11/25/14.............      258
       --------                                                 --------
            241 Total Small Business Administration                  428
       --------  Obligations................................... --------
       U.S. Government Agency Guaranteed Obligations--35.7%
       Federal Home Loan Mortgage Corp. (FHLMC)--28.1%
          5,000 #1458, Tranche J, 7.000%, due 8/15/07..........    5,183
          3,788 #G10067, 7.000%, due 1/1/08....................    3,981
          1,205 #G10147, 8.500%, due 2/1/08....................    1,283
          4,670 #1612, Tranche SE, 8.100%, due 11/15/08,
                 VRN...........................................    5,041
             67 #1625, Tranche SB, 9.500%, due 12/15/08,
                 VRN...........................................       68
          1,773 #1261, Tranche N, 8.000%, due 12/15/08.........    1,810
            618 MCF, Tranche A4, 8.700%, due 12/30/08..........      630
          2,000 #G90019, 7.500%, due 12/15/09..................    2,123
          8,175 FHLMC, 7.000%, due 3/15/10.....................    9,148
          3,052 #E65418, 7.000%, due 8/1/10....................    3,208
          1,071 #G11218, 7.000%, due 10/1/12...................    1,131
          2,201 #E81908, 8.500%, due 12/1/15...................    2,372
          1,260 #1462, Tranche PK, 7.500%, due 7/15/21.........    1,279
          1,491 #C67537, 9.500%, due 8/1/21....................    1,655
          5,000 # 1578, Tranche H, 6.650%, due 7/15/22.........    5,239
          4,450 #G21, Tranche J, 6.250%, due 8/25/22...........    4,655
          1,855 #1608, Tranche SE, 8.959%, due 6/15/23,            2,044
       --------  VRN........................................... --------
         47,676 Total FHLMC Mortgage Obligations...............   50,850
       --------                                                 --------

         -------------------------------------------------------------
         Principal
         Amount                                                  Value
         -------------------------------------------------------------

         U.S. Government Agency Guaranteed Obligations--
          (continued)
         Federal National Mortgage Association (FNMA)--7.6%
         $  3,979 #545560, 8.000%, due 5/1/07................ $  4,211
            1,130 #577393, 10.000%, due 6/1/11...............    1,259
            2,488 #577395, 10.000%, due 8/1/11...............    2,769
            1,655 #593561, 9.500%, due 8/1/14................    1,834
            3,329 #598453, 7.000%, due 6/1/15................    3,516
               11 #1993-19, Tranche SH, 11.234%, due 4/25/23,
                   VRN.......................................       13
              165 #1994-72, Tranche SA, 9.750%, due 4/25/24,       173
         --------  VRN....................................... --------
           12,757 Total FNMA Mortgage Obligations............   13,775
         --------                                             --------
           75,500 Total U.S. Government and U.S. Government     81,375
         --------  Agency Guaranteed Obligations............. --------

                See accompanying Notes to Financial Statements.

32 Semi-Annual Report                                             June 30, 2002

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, June 30, 2002 (all dollar amounts in thousands) (unaudited)


       --------   ---------------------------------- ----------- --------
                                                           NRSRO
       Principal                                          Rating
       Amount                                        (unaudited)    Value
       -------------------------------------------   ----------- --------

       Collateralized Mortgage Obligations--25.7%
       $    675   Prudential Home Securities,
                   1992-13, Tranche B-2,
                   7.500%, due 6/25/07..............       A     $    695
          2,960   Security National Mortgage
                   Loan Trust, 2001-2 A,
                   Tranche B, 8.100%, due
                   10/25/20.........................     BBB        2,998
          3,802   First Plus, 1997-4, Tranche
                   M2,7.330%, due 9/11/23...........       A        3,933
          1,000   First Plus, 1997-4, Tranche A8,
                   7.310%, due 9/11/23..............      A2        1,053
          2,172   First Plus, 1998-2, Tranche M2,
                   7.510%, due 5/10/24..............      A2        2,256
            613   First Plus, 1998-3, Tranche M2,
                   7.420%, due 5/10/24..............      A2          638
          2,209   Security National Mortgage
                   Loan Trust, 2000-2, Tranche
                   B, 9.510%, due 9/25/24...........      A2        2,313
          2,822   Security National Mortgage
                   Loan Trust, 2000-1, Tranche
                   B, 9.250%, due 2/25/25...........      A2        2,937
          5,381   LTC Commercial Mortgage,
                   1994-1, Tranche C, 9.500%,
                   due 6/15/26......................     AA+        5,426
          3,382   LTC Commercial Mortgage,
                   1994-1, Tranche D, 10.000%,
                   due 6/15/26......................     AA-        3,491
          3,549   CIT Home Equity, 98-1
                   M2,6.720%, due 9/15/27...........      A-        3,673
          5,398   Contimortgage Home Equity,
                   1997-2, Tranche M1F,
                   7.340%, due 4/15/28..............     Aa2        5,481
          4,425   Green Tree Home Equity, 1998-
                   E, Tranche M2, 7.270%, due
                   6/15/28..........................      A2        4,629
          1,029   Security National Mortgage
                   Loan Trust, 2001-1, Tranche B
                   8.070%, due 11/25/28.............       A        1,042
          5,886   Merit Securities Corp., Series 13,
       -----       Tranche M2 7.880%, due
                   12/28/33.........................      A2        5,987

                                                                 --------
         45,303   Total Collateralized Mortgage
       -----       Obligations......................               46,552

                                                                 --------
       Corporate Obligations--27.8%
          2,000   Abbott Laboratories,
                   5.625%, due 7/1/06...............      AA        2,072
          3,325   Block Financial
                   Corporation 8.500%, due
                   4/15/07..........................       A        3,733
          4,000   Mellon Bank, NA
                   7.375%, due 5/15/07..............      A+        4,471

----------
WAC = Weighted Average Coupon MTN = Medium Term Note VRN = Variable Rate Note NRSRO = Nationally Recognized Statistical Rating Organization, such as
  S&P, Moody's or Fitch

        -------- -------------------------------- ----------- --------
                                                        NRSRO
        Principal                                      Rating
        Amount                                    (unaudited)     Value
        ----------------------------------------- ----------- --------

        Corporate Obligations--continued
        $  1,500 Procter & Gamble
                  Company, 4.750%,
                  due 6/15/07....................     AA-     $  1,514
           2,750 Applied Materials, Inc., 6.750%,
                  due 10/15/07...................      A-        2,947
           5,510 First Data Corporation, MTN,
                  6.375%, due 12/15/07...........      A+        5,924
           4,700 Cardinal Health, Inc., 6.250%,
                  due 7/15/08....................       A        4,953
           3,475 Phillips Petroleum
                  Company, 8.750%,
                  due 5/25/10....................    BBB+        4,126
           4,300 Household Finance Corporation,
                  8.000%, due 7/15/10............      AA        4,542
           1,500 Boeing Capital Corporation,
                  7.375%, due 9/27/10............     AA-        1,652
           4,000 Morgan Stanley, 6.750%,
                  due 4/15/11....................     AA-        4,115
           2,000 General Motors Acceptance
                  Corporation, 6.875%, due
                  9/15/11........................    BBB+        1,986
           3,850 National Rural Utility
                  Cooperative, 7.250%, due
                  3/1/12.........................       A        4,096
           4,000 GE Capital Corporation, 6.000%,
        -----     due 6/15/12....................     AAA        3,981

                                                              --------
          46,910 Total Corporate Obligations.....               50,112
        --------                                              --------
         167,713
        -------- Total Long Term Investment--98.4%
                                                               178,039
                   (cost $173,419)...............             --------
        Short-Term Investments--2.9%
           5,267 American Express Corporation,                   5,267
        --------  VRN 1.780%, due 7/1/02.........      A+     --------
           5,267 Total Short-Term Investments                    5,267
        --------  (cost $5,267)..................             --------
        $172,980
                 Total Investments--101.3%
        ========  (cost $178,686)................              183,306
                 Liabilities, plus cash and other
                  assets--(1.3)%.................               (2,312)

                                                              --------
                 Net Assets--100.0%..............             $180,994
                                                              ========

                See accompanying Notes to Financial Statements.

June 30, 2002                                             William Blair Funds 33

--------------------------------------------------------------------------------
    Statements of Assets and Liabilities
-------------------------------------------------------------------------------
June 30, 2002 (all dollar amounts in thousands)(unaudited)

                                                                                              Tax -             Large         Small
                                                                                            Managed               Cap           Cap
                                                                             Growth          Growth            Growth        Growth
                                                                               Fund            Fund              Fund          Fund
                                                                        -----------      ----------        ----------    ----------
Assets

Investments in securities, at cost                                      $   274,615      $    5,581         $   5,642    $   68,129
Investments in Affiliated Fund, at cost                                      15,695             854                31         3,820
                                                                        -----------      ----------         ---------    ----------
Investments in securities, at value                                     $   302,847      $    5,451         $   4,671    $   73,213
Investments in Affiliated Fund, at value                                     15,695             854                31         3,820
Cash                                                                             61               -                 -             1
Receivable for fund shares sold                                                  36               -                 -         3,083
Receivable for investment securities sold                                     1,728              88                 -         2,886
Receivable from Advisor                                                           -               6                 6            10
Dividend and interest receivable                                                144               4                 3             1
Prepaid insurance                                                                 9               -                 -             -
                                                                        -----------      ----------         ---------    ----------
       Total assets                                                         320,520           6,403             4,711        83,014

Liabilities

Payable for investment securities purchased                                   4,725             179                 -           730
Payable for fund shares redeemed                                                208               -                 -           105
Management fee payable                                                          217               4                 4            64
Distribution  and shareholder services
     fee payable                                                                  9               -                 -             4
Other accrued expenses                                                           70              11                21            32
                                                                        -----------      ----------         ---------    ----------
       Total liabilities                                                      5,229             194                25           935
                                                                        -----------      ----------         ---------    ----------
           Net Assets                                                   $   315,291      $    6,209         $   4,686    $   82,079
                                                                        ===========      ==========         =========    ==========

Capital

Composition of Net Assets

     Par value of shares of beneficial interest                         $        34      $        1         $       1    $        5
     Capital paid in excess of par value                                    306,222           7,819             9,888        78,623
     Undistributed net investment income (loss)                              (1,088)            (19)              (18)         (422)
     Accumulated net realized gain (loss)                                   (18,109)         (1,462)           (4,214)       (1,211)
     Net unrealized appreciation (depreciation) of
          investments and foreign currencies                                 28,232            (130)             (971)        5,084
                                                                        -----------      ----------         ---------    ----------
           Net Assets                                                   $   315,291      $    6,209         $   4,686    $   82,079
                                                                        ===========      ==========         =========    ==========




Class A Shares

     Net Assets                                                         $         2      $        2         $       1    $        3
     Shares Outstanding                                                         200             200               200           200
     Net Asset Value Per Share                                          $      9.23      $     7.62         $    5.40    $    15.85

Class B Shares

     Net Assets                                                         $         2      $        1         $       1    $        3
     Shares Outstanding                                                         200             200               200           200
     Net Asset Value Per Share                                          $      9.00      $     7.47         $    5.29    $    15.54

Class C Shares

     Net Assets                                                         $         2      $        1         $       1    $        3
     Shares Outstanding                                                         200             200               200           200
     Net Asset Value Per Share                                          $      8.99      $     7.47         $    5.28    $    15.54

34 Semi-Annual Report                                              June 30, 2002

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------
for the Period Ended June 30, 2002 (all dollar amounts in thousands)(unaudited)

                                                                                                      Tax-      Large        Small
                                                                                                   Managed        Cap          Cap
                                                                                      Growth        Growth     Growth       Growth
                                                                                        Fund          Fund       Fund         Fund
                                                                                  ----------     ---------   ---------    --------
Investment income
   Interest                                                                       $       57     $       5   $      2     $     43
   Dividends                                                                             593            14         12            9
   Less foreign tax withheld                                                               -             -          -            -
                                                                                  ----------     ---------   --------     --------
Total income                                                                             650            19         14           52

Expenses
   Investment advisory fees                                                            1,356            27         23          378
   Distribution fees                                                                      64             -          -           21
   Shareholder services fees                                                               -             -          -            -
   Custodian fees                                                                         52             8          8           25
   Transfer agent fees                                                                   114             4          4           28
   Professional fees                                                                      34             9          9           13
   Registration fees                                                                      16            14         16           17
   Other expenses                                                                        102             1         10           22
                                                                                  ----------     ---------   --------     --------
       Total expenses before waiver                                                    1,738            63         70          504
           Less expenses waived and
               absorbed by the Advisor                                                     -           (25)       (38)         (30)
                                                                                  ----------     ---------   --------     --------

       Net expenses                                                                    1,738            38         32          474
                                                                                  ----------     ---------   --------     --------

       Net investment income (loss)                                                   (1,088)          (19)       (18)        (422)

Netrealized and unrealized gain (loss) on investments, futures, foreign currency transactions and other assets and liabilities

     Net realized gain (loss) on investments                                          (8,133)         (506)      (525)       1,209
                                                                                  ----------     ---------   --------     --------

Change in net unrealized appreciation
   (depreciation) on investments and
   other assets and liabilities                                                      (46,753)         (643)      (644)      (4,081)
                                                                                  ----------     ---------   --------     --------

Net increase (decrease) in net assets
   resulting from operations                                                      $  (55,974)    $  (1,168)  $ (1,187)    $ (3,294)
                                                                                  ==========     =========   ========     ========


June 30, 2002                                             William Blair Funds 35

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Years Ended June 30, 2002 and the Year Ended December 31, 2001 (all amounts in thousands)(unaudited)

                                                                                      Tax-               Large                Small
                                                                                   Managed                 Cap                  Cap
                                                                Growth              Growth              Growth               Growth
                                                                  Fund                Fund                Fund                 Fund
                                                 ----------------------   -----------------  ------------------  -------------------
                                                      2002        2001       2002     2001      2002      2001      2002        2001
                                                 ----------  ----------   --------  -------  --------  --------  --------  ---------
Operations
  Net investment income (loss) .................  $  (1,088)  $  (1,606)  $   (19)  $  (19)  $   (18)  $    (42) $   (422) $   (381)
  Net realized gain (loss) on investments,
    futures, foreign currency transactions
    and other assets and liabilties ............     (8,133)     (5,589)     (506)    (862)     (525)    (3,191)    1,209    (1,804)
  Change in net unrealized appreciation
    (depreciation) on investments, foreign
    currency transactrions and other assets
    and liabilities ............................    (46,753)    (66,914)     (643)     479      (644)     1,057    (4,081)   10,117
                                                  ---------   ---------   -------   ------   -------   --------  --------  --------
    Net increase (decrease) in net assets
       resulting from operations ...............    (55,974)    (74,109)   (1,168)    (402)   (1,187)    (2,176)   (3,294)    7,932
Distributions to shareholders from
  Net investment income ........................          -           -         -        -         -          -         -         -
  Net realized gain ............................          -      (4,993)        -        -         -          -         -         -
                                                  ---------   ---------   -------   ------   -------   --------  --------  --------
                                                          -      (4,993)        -        -         -          -         -         -

Capital stock transactions
  Net proceeds from sale of shares .............     16,597      39,185       493    3,483     1,124      1,372    38,771    38,305
  Shares issued in reinvestment of income
     dividends and capital gain distributions ..          -       4,405         -        -         -          -         -         -
  Less cost of shares redeemed .................    (31,428)   (129,379)     (327)    (871)   (1,242)    (4,200)   (8,056)  (20,357)
                                                  ---------   ---------   -------   ------   -------   --------  --------  --------

    Net increase (decrease) in net assets
       resulting from capital share
       transactions.............................    (14,831)    (85,789)      166    2,612      (118)    (2,828)   30,715    17,948
                                                  ---------   ---------   -------   ------   -------   --------  --------  --------

  Increase (decrease) in net assets ............    (70,805)   (164,891)   (1,002)   2,210    (1,305)    (5,004)   27,421    25,880
Net assets
  Beginning of period ..........................    386,096     550,987     7,211    5,001     5,991     10,995    54,658    28,778
                                                  ---------   ---------   -------   ------   -------   --------  --------  --------

  End of period ................................  $ 315,291   $ 386,096   $ 6,209   $7,211   $ 4,686   $  5,991  $ 82,079  $ 54,658
                                                  =========   =========   =======   ======   =======   ========  ========  ========

Undistributed net investment
    income (loss) at the end of the period .....  $  (1,088)  $       -   $   (19)  $    -   $   (18)  $      -  $   (422) $      -
                                                  =========   =========   =======   ======   =======   ========  ========  ========

                 See accompanying Notes to Financial Statements.

36 Semi-Annual Report                                              June 30, 2002

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

June 30, 2002 (all dollar amounts in thousands) (unaudited)


                                                                   International       Value
                                                                          Growth   Discovery       Income
                                                                            Fund        Fund         Fund
                                                                     ------------- ----------  -----------
Assets
Investments in securities, at cost ................................   $ 566,185    $ 184,329    $ 178,686
Investments in Affiliated Fund, at cost ...........................      52,965       15,098         --
                                                                      ---------    ---------    ---------
Investments in securities, at value ...............................   $ 603,393    $ 230,189    $ 183,306
Investments in Affiliated Fund, at value ..........................      52,965       15,098           --
Cash ..............................................................          --           --           40
Foreign currency, at value (cost $5,545) ..........................       5,541           --           --
Receivable for fund shares sold ...................................       4,166        2,029          181
Receivable for investment securities sold .........................       1,809          472           --
Dividend and interest receivable ..................................         966          155        1,860
Prepaid insurance .................................................           8            3            4
                                                                      ---------    ---------    ---------
       Total assets ...............................................     668,848      247,946      185,391
Liabilities
Payable for investment securities purchased .......................      15,176        2,329        4,173
Payable for fund shares redeemed ..................................         360           71           91
Management fee payable ............................................         560          220           81
Distribution and shareholder services fee payable .................          65            5            2
Payable to Advisor ................................................          --           10           --
Dividend payable ..................................................          --           --           --
Other accrued expenses ............................................         109           68           50
                                                                      ---------    ---------    ---------
       Total liabilities ..........................................      16,270        2,703        4,397
                                                                      ---------    ---------    ---------
        Net Assets ................................................   $ 652,578    $ 245,243    $ 180,994
                                                                      =========    =========    =========
Capital
Composition of Net Assets
  Par value of shares of beneficial interest ......................   $      41    $      12    $      17
  Capital paid in excess of par value .............................     671,923      197,161      185,147
  Undistributed net investment income (loss) ......................         636         (204)         531
  Accumulated net realized gain (loss) ............................     (57,197)       2,414       (9,321)
  Net unrealized appreciation (depreciation) of investments
   and foreign currencies .........................................      37,175       45,860        4,620
                                                                      ---------    ---------    ---------
        Net Assets ................................................   $ 652,578    $ 245,243    $ 180,994
                                                                      =========    =========    =========
Class A Shares
  Net Assets ......................................................   $       3    $       4    $       2
  Shares Outstanding ..............................................         200          200          200
  Net Asset Value Per Share .......................................   $   15.61    $   19.51    $    6.25
Class B Shares
  Net Assets ......................................................   $       3    $       4    $       2
  Shares Outstanding ..............................................         200          200          200
  Net Asset Value Per Share .......................................   $   15.10    $   20.26    $   10.30
Class C Shares
  Net Assets ......................................................   $       3    $       4    $       2
  Shares Outstanding ..............................................         200          200          200
  Net Asset Value Per Share .......................................   $   15.10    $   20.27    $   10.44

                See accompanying Notes to Financial Statements.

June 30, 2002                                             William Blair Funds 37

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Period Ended June 30, 2002 (all dollar amounts in thousands) (unaudited)

                                                             International       Value
                                                                    Growth   Discovery  Income
                                                                      Fund        Fund    Fund
                                                             -------------   ---------  ------
Investment income
  Interest .................................................      $    360     $   106  $5,637
  Dividends ................................................         3,879       1,060      --
  Less foreign tax withheld ................................          (415)         --      --
                                                                  --------     -------  ------
    Total income ...........................................         3,824       1,166   5,637

Expenses
  Investment advisory fees .................................         2,903       1,154     465
  Distribution fees ........................................           324          33      12
  Shareholder services fees ................................            --          --      --
  Custodian fees ...........................................           270          41      32
  Transfer agent fees ......................................           169          43      30
  Professional fees ........................................            46          30      16
  Registration fees ........................................            37          17      18
  Other expenses ...........................................            61          42      34
                                                                  --------     -------  ------
    Total expenses before waiver ...........................         3,810       1,360     607
      Less expenses recovered by the Advisor ...............            --          10      --
                                                                  --------     -------  ------
    Net expenses                                                     3,810       1,370     607
                                                                  --------     -------  ------
    Net investment income (loss) ...........................            14        (204)  5,030

Net realized and unrealized gain (loss)
 on investments, futures foreign currency
 transactions and other assets and liabilities
    Net realized gain (loss) on investments ................        (9,682)      2,633    (542)
    Net realized gain (loss) on foreign currency
      transactions and other assets and liabilities ........        (1,653)         --      --
                                                                  --------     -------  ------
    Total net realized gain (loss) .........................       (11,335)      2,633    (542)

Change in net unrealized appreciation
 (depreciation) on investments and
 other assets and liabilities ..............................        15,618      18,054   1,179
                                                                  --------     -------  ------
Net increase (decrease) in net assets
 resulting from operations .................................      $  4,297     $20,483  $5,667
                                                                  ========     =======  ======

                See accompanying Notes to Financial Statements.

38 Semi-Annual Report                                              June 30, 2002

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Period Ended June 30, 2002 and the Year Ended December 31, 2001 (all amounts in thousands) (unaudited)

                                                                             International                 Value
                                                                                    Growth             Discovery              Income
                                                                                     Fund                  Fund                Fund
                                                                   ----------------------- --------------------  ------------------
                                                                         2002        2001       2002       2001       2002     2001
                                                                   ----------  ----------  ---------- ---------  --------- --------
Operations
   Net investment income (loss) .................................   $      14   $     182  $    (204)  $    556   $  5,030 $  9,662
   Net realized gain (loss) on investments,
      futures, foreign currency transactions
      and other assets and liabilties ...........................     (11,335)    (42,022)     2,633      5,819       (542)   1,059
   Change in net unrealized appreciation
      (depreciation) on investments, foreign currency
      transactions and other assets and liabilities .............      15,618     (12,050)    18,054     10,754      1,179    1,575
                                                                   ----------  ----------  ---------  --------- ---------- --------

      Net increase (decrease) in net assets
         resulting from operations ..............................       4,297     (53,890)    20,483     17,129      5,667   12,296

Distributions to shareholders from
   Net investment income ........................................           -           -          -       (559)    (4,499) (10,451)
   Net realized gain ............................................           -           -          -     (5,904)         -        -
                                                                   ----------  ----------- ---------  --------- ---------- --------

                                                                            -           -          -     (6,463)    (4,499) (10,451)
Capital stock transactions
   Net proceeds from sale of shares .............................     270,333     287,090    117,578     81,461     17,555   35,686
   Shares issued in reinvestment of income
      dividends and capital gain distributions ..................           -           -          -      6,285      3,298    7,689
   Less cost of shares redeemed .................................     (76,107)   (113,033)   (42,110)   (23,213)   (17,291) (36,702)
                                                                   ----------  ----------  ---------  --------- ---------- --------

      Net increase (decrease) in net assets
         resulting from capital stock transactions ..............     194,226     174,057     75,468     64,533      3,562    6,673
                                                                   ----------  ----------  ---------  --------- ---------- --------

    Increase (decrease) in net assets ...........................     198,523     120,167     95,951     75,199      4,730    8,518
Net assets

   Beginning of period ..........................................     454,055     333,888    149,292     74,093    176,264  167,746
                                                                   ----------  ----------  ---------  --------- -------------------

   End of period ................................................   $ 652,578   $ 454,055  $ 245,243   $149,292   $180,994 $176,264
                                                                   ==========  ==========  =========  ========= ===================

---------------------------------
Undistributed net investment
    income (loss) at the end of the period ......................   $     636   $     622  $    (204)  $      -   $    531 $      -
---------------------------------                                  ========== ===========  =========  ========= ========== ========

                See accompanying Notes to Financial Statements.

June 30, 2002                                             William Blair Funds 39

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

(1) Significant Accounting Policies

(a)  Description of the Fund

William Blair Funds (the "Fund") is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently consists of the following seven portfolios (the "Portfolios"), each with its own investment objectives and policies.

                   Equity Portfolios   International Portfolio
                   -----------------   -----------------------
                   Growth              International Growth
                   Tax-Managed Growth  Fixed Income Portfolio
                                       ----------------------
                   Large Cap Growth    Income
                   Small Cap Growth
                   Value Discovery


The investment objectives of the Portfolios are as follows:

Equity ...... Long term capital appreciation.
International Long term capital appreciation.
Fixed Income. High level of current income consistent relative to stability of principal.

(b)  Share Classes

Prior to September 30, 1999, the Portfolios only offered N shares. Five different classes of shares currently exist. This report covers Class A, Class B, and Class C shares. These share classes were offered for sale from November 2, 1999 until May 25, 2001. As of May 25, 2001, all shareholders in these three Classes were exchanged into Class N shares of their respective Portfolio. Currently, William Bliar and Company, L.L.C., is the only shareholder in Class A, Class B and Class C. A description of each share class covered by this report follows:

  Class                              Description
  -----                              -----------
    A     Class A shares are sold to investors subject to an initial sales charge (maximum amount 5.75%).
    B     Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions.
          Class B shares automatically convert to Class A shares seven years after issuance (three years for the Income Portfolio).
    C     Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into shares of another class.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c)  Investment Valuation

Equity securities traded on a national securities exchange or market are valued at the last sale price or, in the absence of a sale on the date of valuation, at the latest bid price. The value of foreign securities is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there has been no sale on the date of valuation, at the latest bid price. Long-term, fixed income securities are valued based on market quotations, or independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees. Short-term securities are valued at amortized cost, which approximates market value. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight-line basis to maturity.

(d)  Investment income and investment transactions.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments schedule for the Income Portfolio and the Ready Reserves Portfolio were the rates in effect on June 30, 2002. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization of premiums and discounts for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

40 Semi-Annual Report                                              June 30, 2002

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2002, the Income Portfolio recognized a reduction in interest income and an reduction in the net realized capital loss of $357 (in thousands), related to losses on its mortgage and asset-backed securities' paydowns. For the period ended December 31, 2001, the Income Portfolio recognized a reduction in interest income and an increase in the net realized capital gains of $857 (in thousands), related to losses on its mortgage and asset-backed securities' paydowns. This reclassification has no effect on net assets.

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(e)  Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m. Chicago time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, International Growth, and Value Discovery Portfolios are declared at least annually. Dividends from the Income Portfolio are declared monthly. Capital gain distributions, if any, are declared annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. These reclassifications have no impact on the net asset values of the Portfolios.

(f)  Foreign Currency Translation and Foreign Currency Forward Contracts

The International Growth Portfolio may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. This Portfolio may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(g)  Income Taxes

Each Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute its taxable income to its shareholders and be relieved of all Federal income taxes. At June 30, 2002, the following Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

         Portfolio           2002    2003    2004    2005    2006    2007    2008     2009     Total
                             ----    ----    ----    ----    ----    ----    ----     ----     -----
Growth Fund ................  $ -    $  -  $    -     $ -     $ -  $    -  $    -  $ 4,332    $4,332
Tax-Managed Growth .........    -       -       -       -       -       -      94      732       826
Large Cap Growth ...........    -       -       -       -       -       -     493    2,713     3,206
Small Cap Growth ...........    -       -       -       -       -       -       -    2,137     2,137
International Growth Fund ..    -       -       -       -       -       -       -   31,564    31,564
Income .....................          232   2,156       -       -   1,249   3,293        -     6,930

June 30, 2002                                             William Blair Funds 41

The International Growth Portfolio has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (depreciation) of $(2,047) (in thousands) in 2001, all of which has been reclassified from unrealized gain (loss) on investments to undistributed net investment income. In addition, the Portfolio recorded net realized gains of $514 on sales of PFICs during 2001, of which $331 had been recognized as income in prior years.

For the period October 31, 2001 through December 31, 2001, the following portfolios incurred net capital losses. Each portfolio intends to treat this loss as having occurred in fiscal year 2002 for Federal income tax purposes (in thousands):

                  Portfolio                                   Amount
                  Tax-Managed Growth ......................  $   130
                  Large Cap Growth ........................      172
                  Small Cap Growth ........................       57
                  International Growth ....................   13,967
                  Income ..................................    1,769

(h)   Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

a.    Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios                           International Portfolio
-----------------                           -----------------------
Growth ......................  0.75%        International Growth
Tax-Managed Growth ..........  0.80%             First $250 million ....  1.10%
Large Cap Growth ............  0.80%             Remainder .............  1.00%
Small Cap Growth ............  1.10%
Value Discovery .............  1.15%


Fixed Income Portfolio
Income*
First $250 million ..........  0.25%
Remainder ...................  0.20%
*Management fee also includes a charge
of 5% of gross income.

The Portfolios have also entered into an Expense Limitation Agreement with the Company. Under terms of this Agreement, the Company has voluntarily agreed to waive its advisory fees and absorb other operating expenses through April 30, 2003, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

                     Tax-Managed Growth ..........  1.11%
                     Large Cap Growth ............  1.11%
                     Small Cap Growth ............  1.30%
                     Value Discovery .............  1.33%

The voluntary waivers for Class N shares for each Portfolio exclude distribution fees.

For a period of five years subsequent to April 30, 2002, the Company is entitled to reimbursement from the Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated. For the period ended June 30, 2002, the Value Discovery Fund owed the Company $10 (in thousands) for previously waived fees.

For the period ended June 30, 2002, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands):

42 Semi-Annual Report                                              June 30, 2002

For the period ended June 30, 2002, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands):

                                                Fee
                                            Waiver/                 Expenses
                                   Gross    (Waiver          Net    Absorbed
      Portfolio             Advisory Fee Recovered) Advisory Fee  by Advisor
      ---------             ------------ ---------- ------------  ----------
      Growth ..............    $1,356       $ --       $1,356        $ --
      Tax-Managed Growth ..        27         25            2          --
      Large Cap Growth ....        23         23           --          15
      Small Cap Growth ....       378         30          348          --
      International Growth      2,903         --        2,903          --
      Value Discovery .....     1,154        (10)       1,164          --
      Income ..............       465         --          465          --
      Ready Reserves ......     1,511         --        1,511          --

(b) Underwriting, Distribution Services and Shareholder Services Agreement

Each Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Value Discovery Portfolio, which is 0.16%, and the Income Portfolio, which is 0.15%. Pursuant to the distribution services agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios' Class N shares.

Distribution fees paid by the Portfolios to the Company, for the period ended June 30, 2002, were as follows (in thousands):

                                                 Distribution
                     Portfolio                           Fees
                     ---------                   ------------
                     Growth ...................     $   64
                     Tax-Managed Growth .......         --
                     Large Cap Growth .........         --
                     Small Cap Growth .........         21
                     International Growth .....        324
                     Value Discovery ..........         33
                     Income ...................         12
                     Ready Reserves ...........      2,206

(c) Trustees

The Portfolios paid fees of $133,500 to non-affiliated trustees of the Fund for the period ended June 30, 2002.

(d) Investments in Affiliated Fund

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund the Fund may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market portfolio managed by the Advisor. Ready Reserves is used as a cash management option to the other Portfolios in the Fund. The Advisor is obligated to waive any management fees earned by Ready Reserves on such investments. Distributions received from Ready Reserves are reflected as dividend income in each Portfolio's statement of operations. Amounts relating to the Portfolios' investments in Ready Reserves were as follows for the period ended June 30, 2002 (in thousands):

                                              Sales   Dividend           Percent of
        Portfolio              Purchases   Proceeds     Income    Value  Net Assets
        ---------              ---------   --------   --------  -------  ----------
        Growth ..............  $ 63,243    $ 53,611     $ 55    $15,695       5.0%
        Tax-Managed Growth ..     1,171       1,107        4        854      13.8
        Large Cap Growth ....     1,322       1,367        3         31       0.7
        Small Cap Growth ....    37,102      40,327       43      3,820       4.7
        International Growth    201,914     193,610      240     52,965       8.1
        Value Discovery .....    64,786      60,528      104     15,098       6.1
        Income ..............        --          --       --         --        --

June 30, 2002                                             William Blair Funds 43

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2002 were as follows (in thousands):

                           Portfolio                 Purchases    Sales
                           ---------                 ---------    -----
                           Growth .................  $ 59,141  $ 93,015
                           Tax-Managed Growth .....     1,318     1,132
                           Large Cap Growth .......     1,443     1,522
                           Small Cap Growth .......    71,769    44,110
                           International Growth ...   364,703   170,815
                           Value Discovery ........    83,401    13,053
                           Income .................    63,100    55,501

The cost of investments for Federal income tax purposes and related gross unrealized appreciation / (depreciation) and net unrealized appreciation / (depreciation) at June 30, 2002, were as follows (in thousands):

                                                                                     Net
                                                   Gross           Gross      Unrealized
                                   Cost of     Unrealized     Unrealized    Appreciation /
    Portfolio                  Investments   Appreciation   Depreciation   (Depreciation)
    ----------                 -----------   -------------  ------------   --------------
    Growth ..................     $296,010        $69,774        $47,241         $22,533
    Tax-managed Growth ......        6,435            726            856            (130)
    Large Cap Growth ........        5,966            327          1,591         (1,264)
    Small Cap Growth ........       71,982          9,543          4,492           5,051
    International Growth ....      619,183         68,446         31,582          36,864
    Value Discovery .........      199,646         50,209          4,569          45,640
    Income ..................      178,769          5,367            830           4,537

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts for hedging purposes at June 30, 2002.

(5) Fund Share Transactions

There are no fund share transactions to report as the Funds' Class A, Class B and Class C shares were no longer offered for sale after May 25, 2001. Each Class has one open account held by William Blair and Company, L.L.C. There have been no purchases, reinvestment of dividends or redemptions in these accounts since they where initially opened with 200 shares each on May 25, 2001.

44 Semi-Annual Report                                              June 30, 2002

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Growth Fund

                                                                                                                       Class A
                                                                             -------------------------------------------------
                                                                             Period Ended           Periods Ended December 31,
                                                                             -------------   ---------------------------------
                                                                                6/30/2002         2001        2000    1999 (b)
                                                                             -------------   ----------  ----------  ---------
Net asset value, beginning of period ....................................         $ 10.87      $ 12.72     $ 20.09    $ 17.48
Income from investment operations:
   Net investment income (loss) .........................................           (0.04)       (0.05)      (0.06)         -
   Net realized and unrealized gain (loss) on investments ...............           (1.60)       (1.66)      (1.52)      4.05

                                                                             -------------   ----------  ----------  ---------
Total from investment operations ........................................           (1.64)       (1.71)      (1.58)      4.05
Less distributions from:
   Net investment income ................................................               -            -           -          -
   Net realized gain ....................................................               -         0.14        5.79       1.44
                                                                             -------------   ----------  ----------  ---------

Total distributions .....................................................               -         0.14        5.79       1.44
                                                                             -------------   ----------  ----------  ---------

Net asset value, end of period ..........................................          $ 9.23      $ 10.87     $ 12.72    $ 20.09
                                                                             =============   ==========  ==========  =========

Total return (%) ........................................................          (15.09)      (13.46)      (7.47)     23.29
Ratios to average daily net assets (%)(a):
   Expenses .............................................................            1.18         1.18        1.13       1.31
   Net investment income (loss) .........................................           (0.82)       (0.57)      (0.29)     (0.23)

                                                                                                                       Class B
                                                                             -------------------------------------------------
                                                                             Period Ended           Periods Ended December 31,
                                                                             -------------   ---------------------------------
                                                                                6/30/2002         2001        2000    1999 (c)
                                                                             -------------   ----------  ----------  ---------
Net asset value, beginning of period ....................................     $    10.63      $ 12.56     $ 20.07     $ 19.15
Income from investment operations:
   Net investment income (loss) .........................................          (0.08)       (0.14)      (0.20)      (0.02)
   Net realized and unrealized gain (loss) on investments ...............          (1.55)       (1.65)      (1.52)       2.38
                                                                             ------------    ---------   ---------   ---------
Total from investment operations ........................................          (1.63)       (1.79)      (1.72)       2.36
Less distributions from:
   Net investment income ................................................              -            -           -           -
   Net realized gain ....................................................              -         0.14        5.79        1.44
                                                                             ------------    ---------   ---------   ---------

Total distributions .....................................................              -         0.14        5.79        1.44
                                                                             ------------    ---------   ---------   ---------

Net asset value, end of period ..........................................     $     9.00      $ 10.63     $ 12.56     $ 20.07
                                                                             ============    =========   =========   =========

Total return (%) ........................................................         (15.33)      (14.27)      (8.17)      12.43
Ratios to average daily net assets (%)(a):
   Expenses .............................................................           1.93         1.93        1.88        2.03
   Net investment income (loss) .........................................          (1.57)       (1.32)      (1.04)      (1.00)

                                                                                                                       Class C
                                                                             -------------------------------------------------
                                                                             Period Ended        Periods Ended December  31,
                                                                             -------------   ---------------------------------
                                                                                6/30/2002         2001        2000    1999 (c)
                                                                             -------------   ----------  ----------  ---------
Net asset value, beginning of period ....................................     $     10.63     $  12.54    $  20.06    $ 19.15
Income from investment operations:
   Net investment income (loss) .........................................           (0.08)       (0.14)      (0.20)     (0.03)
   Net realized and unrealized gain (loss) on investments ...............           (1.56)       (1.63)      (1.53)      2.38
                                                                             -------------   ----------  ----------  ---------
Total from investment operations ........................................           (1.64)       (1.77)      (1.73)      2.35
Less distributions from:
   Net investment income ................................................               -            -           -          -
   Net realized gain ....................................................               -         0.14        5.79       1.44
                                                                             -------------   ----------  ----------  ---------

Total distributions .....................................................               -         0.14        5.79       1.44
                                                                             -------------   ----------  ----------  ---------

Net asset value, end of period ..........................................     $      8.99     $  10.63    $  12.54    $ 20.06
                                                                             =============   ==========  ==========  =========

Total return (%) ........................................................          (15.43)      (14.13)      (8.22)     12.38
Ratios to average daily net assets (%)(a):
   Expenses .............................................................            1.93         1.93        1.88       2.01
   Net investment income (loss) .........................................           (1.57)       (1.32)      (1.01)     (1.06)

                                                                             -------------------------------------------------
                                                                             Period Ended       Periods Ended December 31,
                                                                             -------------   ---------------------------------
Supplemental data for all classes:                                              6/30/2002         2001        2000        1999
                                                                             -------------   ---------   ---------   ---------
   Total fund net assets at end of period (in thousands) ................        $315,291     $386,096    $550,987    $818,443
   Portfolio turnover rate (%) (a) ......................................              33           74          88          52

______________
     (a)  Rates are annualized.
     (b) For the period October 19, 1999 (Commencement of the Class) to December 31, 1999.
     (c) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.

          Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 20, 2002                                             William Blair Funds 45

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Tax-Managed Growth Fund

                                                                                                                           Class A
                                                                          ---------------------------------------------------------
                                                                          Period Ended                   Periods Ended December 31,
                                                                          ------------   ------------------------------------------
                                                                             6/30/2002       2001           2000         1999 (b)
                                                                          ------------   ------------   ------------   ------------
Net asset value, beginning of period ..................................        $  9.06        $ 10.08        $ 10.18        $ 10.00
Income from investment operations:
   Net investment income (loss) .......................................          (0.04)         (0.04)         (0.04)             -
   Net realized and unrealized gain (loss) on investments .............          (1.40)         (0.98)         (0.06)          0.18
                                                                          ------------   ------------   ------------   ------------
Total from investment operations ......................................          (1.44)         (1.02)         (0.10)          0.18
Less distributions from:
   Net investment income ..............................................              -              -              -              -
   Net realized gain ..................................................              -              -              -              -
                                                                          ------------   ------------   ------------   ------------
Total distributions ...................................................              -              -              -              -
                                                                          ------------   ------------   ------------   ------------
Net asset value, end of period ........................................        $  7.62        $  9.06        $ 10.08        $ 10.18
                                                                          ============   ============   ============   ============

Total return (%) ......................................................         (15.89)        (10.12)         (0.98)          1.80
Ratios to average daily net assets (%)(a):
   Expenses, net of waivers and reimbursements ........................           1.36           1.36           1.36           1.36
   Expenses, before waivers and reimbursements ........................           2.09           3.64          11.34           1.36
   Net investment income (loss), net of waivers and reimbursements ....          (0.80)         (0.57)         (0.41)          0.73
   Net investment income (loss), before waivers and reimbursements ....          (1.53)         (2.85)        (10.39)          0.73

                                                                                                                           Class B
                                                                          ---------------------------------------------------------
                                                                          Period Ended                  Periods Ended December 31,
                                                                          ------------   ------------------------------------------
                                                                             6/30/2002       2001           2000         1999 (b)
                                                                          ------------   ------------   ------------   ------------
Net asset value, beginning of period ..................................        $  8.93        $ 10.01        $ 10.18        $ 10.00
Income from investment operations:
   Net investment income (loss) .......................................          (0.07)         (0.11)         (0.12)             -
   Net realized and unrealized gain (loss) on investments .............          (1.39)         (0.97)         (0.05)          0.18

                                                                          ------------   ------------   ------------   ------------
Total from investment operations ......................................          (1.46)         (1.08)         (0.17)          0.18
Less distributions from: ..............................................
   Net investment income ..............................................              -              -              -              -
   Net realized gain ..................................................              -              -              -              -
                                                                          ------------   ------------   ------------   ------------
Total distributions ...................................................              -              -              -              -
                                                                          ------------   ------------   ------------   ------------
Net asset value, end of period ........................................        $  7.47        $  8.93        $ 10.01        $ 10.18
                                                                          ============   ============   ============   ============

Total return (%) ......................................................         (16.35)        (10.79)         (1.67)          1.80
Ratios to average daily net assets (%)(a):
   Expenses, net of waivers and reimbursements ........................           2.11           2.11           2.11           2.11
   Expenses, before waivers and reimbursements ........................           2.84           4.39          12.09           2.11
   Net investment income (loss), net of waivers and reimbursements ....          (1.55)         (1.32)         (1.16)         (0.01)
   Net investment income (loss), before waivers and reimbursements ....          (2.28)         (3.60)        (11.14)         (0.01)

                                                                                                                           Class C
                                                                          ----------------------------------------------------------
                                                                          Period Ended                  Periods Ended December  31,
                                                                          ------------   -------------------------------------------
                                                                             6/30/2002       2001             2000       1999 (b)
                                                                          ------------   ------------   ------------   ------------
Net asset value, beginning of period ..................................         $ 8.93        $ 10.01        $ 10.18        $ 10.00
Income from investment operations:
   Net investment income (loss) .......................................          (0.07)         (0.11)         (0.12)             -
   Net realized and unrealized gain (loss) on investments .............          (1.39)         (0.97)         (0.05)          0.18
                                                                          ------------   ------------   ------------   ------------
Total from investment operations ......................................          (1.46)         (1.08)         (0.17)          0.18
Less distributions from:
   Net investment income ..............................................              -              -              -              -
   Net realized gain ..................................................              -              -              -              -
                                                                          ------------   ------------   -------------  ------------
Total distributions ...................................................              -              -              -              -
                                                                          ------------   ------------   -------------  ------------
Net asset value, end of period ........................................        $  7.47        $  8.93        $ 10.01        $ 10.18
                                                                          ============   ============   =============  ============

Total return (%) ......................................................         (16.35)        (10.79)         (1.67)          1.80
Ratios to average daily net assets (%) (a):
   Expenses, net of waivers and reimbursements ........................           2.11           2.11           2.11           2.11
   Expenses, before waivers and reimbursements ........................           2.84           4.39          12.09           2.11
   Net investment income (loss), net of waivers and reimbursements ....          (1.55)         (1.32)         (1.15)         (0.01)
   Net investment income (loss), before waivers and reimbursements ....          (2.28)         (3.60)        (11.13)         (0.01)

                                                                          ----------------------------------------------------------
                                                                          Period Ended                  Periods Ended December 31,
                                                                          ------------   -------------------------------------------
                                                                             6/30/2002       2001             2000       1999 (b)
Supplemental data for all classes:                                        ------------   ------------   ------------   ------------
   Total fund net assets at end of period (in thousands)                        $6,209         $7,211         $5,001         $1,018
   Portfolio turnover rate (%) (a)                                                  37             37             32              -

-----------
(a) Rates are annualized.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the period.

46 Semi-Annual Report                                              June 30, 2002

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Large Cap Growth Fund

                                                                                                                           Class A
                                                                          --------------------------------------------------------
                                                                          Period Ended                  Periods Ended December 31,
                                                                          --------------    --------------------------------------
                                                                               6/30/2002         2001         2000        1999 (b)
                                                                          --------------    ---------   ----------    ------------
Net asset value, beginning of period ..................................           $ 6.69       $ 8.45      $ 10.14         $ 10.00
Income from investment operations:
   Net investment income (loss) .......................................            (0.03)       (0.06)       (0.07)              -
   Net realized and unrealized gain (loss) on investments .............            (1.26)       (1.70)       (1.62)           0.14
                                                                          --------------    ---------   ----------    ------------
Total from investment operations ......................................            (1.29)       (1.76)       (1.69)           0.14
Less distributions from:
   Net investment income ..............................................                -            -            -               -
   Net realized gain ..................................................                -            -            -               -
                                                                          --------------    ---------   ----------    ------------
Total distributions ...................................................                -            -            -               -
                                                                          --------------    ---------   ----------    ------------
Net asset value, end of period ........................................           $ 5.40       $ 6.69       $ 8.45         $ 10.14
                                                                          ==============    =========   ==========    ============

Total return (%) ......................................................           (19.28)      (20.83)      (16.67)           1.40
Ratios to average daily net assets (%)(a):
   Expenses, net of waivers and reimbursements ........................             1.36         1.36         1.36            1.36
   Expenses, before waivers and reimbursements ........................             2.45         3.01         2.84            1.36
   Net investment income (loss), net of waivers and reimbursements ....            (0.86)       (0.79)       (0.68)          (0.48)
   Net investment income (loss), before waivers and reimbursements ....            (1.95)       (2.44)       (2.16)          (0.48)


                                                                                                                            Class B
                                                                         ----------------------------------------------------------
                                                                           Period Ended                  Periods Ended December 31,
                                                                         ---------------   ----------------------------------------
                                                                              6/30/2002          2001          2000       1999 (b)
                                                                         ---------------   -----------   -----------    -----------
Net asset value, beginning of period ..................................         $  6.58       $  8.39        $ 10.14       $ 10.00
Income from investment operations:
   Net investment income (loss) .......................................           (0.05)        (0.11)         (0.13)            -
   Net realized and unrealized gain (loss) on investments .............           (1.24)        (1.70)         (1.62)         0.14
                                                                         --------------    ----------    -----------    ----------
Total from investment operations ......................................           (1.29)        (1.81)         (1.75)         0.14
Less distributions from:
   Net investment income ..............................................               -             -              -             -
   Net realized gain ..................................................               -             -              -             -
                                                                         --------------    ----------    -----------    ----------
Total distributions ...................................................               -             -              -             -
                                                                         --------------    ----------    -----------    ----------
Net asset value, end of period ........................................         $  5.29       $  6.58        $  8.39       $ 10.14
                                                                         ==============    ==========    ===========    ==========

Total return (%) ......................................................          (19.60)       (21.57)        (17.26)         1.40
Ratios to average daily net assets (%)(a):
   Expenses, net of waivers and reimbursements ........................            2.11          2.11           2.11          2.11
   Expenses, before waivers and reimbursements ........................            3.20          3.76           3.59          2.11
   Net investment income (loss), net of waivers and reimbursements ....           (1.61)        (1.54)         (1.43)        (1.41)
   Net investment income (loss), before waivers and reimbursements ....           (2.70)        (3.19)         (2.91)        (1.41)

                                                                                                                          Class C
                                                                           -------------------------------------------------------
                                                                            Period Ended              Periods Ended December  31,
                                                                           --------------    -------------------------------------
                                                                               6/30/2002        2001         2000        1999 (b)
                                                                           --------------    ---------  -----------   ------------
Net asset value, beginning of period ..................................           $ 6.57       $ 8.39      $ 10.14        $ 10.00
Income from investment operations:
   Net investment income (loss) .......................................            (0.05)       (0.11)       (0.14)             -
   Net realized and unrealized gain (loss) on investments .............            (1.24)       (1.71)       (1.61)          0.14
                                                                           -------------     ---------  ----------    -----------
Total from investment operations ......................................            (1.29)       (1.82)       (1.75)          0.14
Less distributions from:
   Net investment income ..............................................                -            -            -              -
   Net realized gain ..................................................                -            -            -              -
                                                                           -------------     ---------  ----------    -----------

Total distributions ...................................................                -            -            -              -
                                                                           -------------     ---------  ----------    -----------

Net asset value, end of period ........................................           $ 5.28       $ 6.57       $ 8.39        $ 10.14
                                                                           =============     =========  ==========    ===========

Total return (%) ......................................................           (19.63)      (21.69)      (17.26)          1.40
Ratios to average daily net assets (%) (a):
   Expenses, net of waivers and reimbursements ........................             2.11         2.11         2.11           2.11
   Expenses, before waivers and reimbursements ........................             3.20         3.76         3.59           2.11
   Net investment income (loss), net of waivers and reimbursements ....            (1.61)       (1.54)       (1.41)         (1.41)
   Net investment income (loss), before waivers and reimbursements ....            (2.70)       (3.19)       (2.89)         (1.41)

                                                                          -------------------------------------------------------
                                                                          Period Ended                 Periods Ended December 31,
                                                                          ------------      -------------------------------------
                                                                             6/30/2002          2001          2000           1999
                                                                          ------------      ---------   ------------   ----------
Supplemental data for all classes:
   Total fund net assets at end of period (in thousands)                        $4,686         $5,991        $10,995       $1,153
   Portfolio turnover rate (%) (a)                                                  54             87             95            -


-------------
    (a) Rates are annualized.
    (b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2002                                             William Blair Funds 47

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small Cap Growth Fund

                                                                                                                           Class A
                                                                      ------------------------------------------------------------
                                                                      Period Ended                      Periods Ended December 31,
                                                                      -------------   --------------------------------------------
                                                                          6/30/2002           2001           2000         1999 (b)
                                                                      -------------   ------------  -------------   --------------
Net asset value, beginning of period ...............................  $       16.57   $      13.16  $       10.19   $        10.00
Income from investment operations:
   Net investment income (loss) ....................................          (0.11)         (0.11)         (0.14)               -
   Net realized and unrealized gain (loss) on investments ..........          (0.61)          3.52           3.54             0.19
                                                                      -------------   ------------  -------------   --------------
Total from investment operations ...................................          (0.72)          3.41           3.40             0.19
Less distributions from:
   Net investment income ...........................................              -              -              -                -
   Net realized gain ...............................................              -              -           0.43                -
                                                                      -------------   ------------  -------------   --------------

Total distributions ................................................              -              -           0.43                -
                                                                      -------------   ------------  -------------   --------------

Net asset value, end of period .....................................  $       15.85   $      16.57  $       13.16   $        10.19
                                                                      =============   ============  =============   ==============

Total return (%) ...................................................          (4.35)         25.91          33.68             1.90
Ratios to average daily net assets (%)(a):
   Expenses, net of waivers and reimbursements .....................           1.57           1.59           1.60             1.60
   Expenses, before waivers and reimbursements                                 1.65           1.95           2.17             1.60
   Net investment income (loss), net of waivers and reimbursements..          (1.42)         (1.15)         (0.85)           (1.60)
   Net investment income (loss), before waivers and reimbursements..          (1.50)         (1.51)         (1.42)           (1.60)

                                                                                                                           Class B
                                                                      ------------------------------------------------------------
                                                                      Period Ended                      Periods Ended December 31,
                                                                      -------------   --------------------------------------------
                                                                          6/30/2002           2001           2000          1999 (b)
                                                                      -------------   ------------  -------------   --------------
Net asset value, beginning of period ...............................  $       16.31   $      13.05  $       10.19   $        10.00
Income from investment operations:
   Net investment income (loss) ....................................          (0.17)         (0.22)         (0.24)               -
   Net realized and unrealized gain (loss) on investments ..........          (0.60)          3.48           3.53             0.19
                                                                      -------------   ------------  -------------   --------------
Total from investment operations ...................................          (0.77)          3.26           3.29             0.19
Less distributions from:
   Net investment income ...........................................              -              -              -                -
   Net realized gain ...............................................              -              -           0.43                -
                                                                      -------------   ------------  -------------   --------------

Total distributions ................................................              -              -           0.43                -
                                                                      -------------   ------------  -------------   --------------

Net asset value, end of period .....................................  $       15.54   $      16.31  $       13.05   $        10.19
                                                                      =============   ============  =============   ==============

Total return (%) ...................................................          (4.72)         24.98          32.60             1.90
Ratios to average daily net assets (%)(a):
   Expenses, net of waivers and reimbursements .....................           2.32           2.34           2.35             2.35
   Expenses, before waivers and reimbursements .....................           2.40           2.70           2.92             2.35
   Net investment income (loss), net of waivers and reimbursements..          (2.17)         (1.90)         (1.70)           (2.35)
   Net investment income (loss), before waivers and reimbursements..          (2.25)         (2.26)         (2.27)           (2.35)

                                                                                                                           Class C
                                                                      ------------------------------------------------------------
                                                                        Period Ended                    Periods Ended December 31,
                                                                      -------------   --------------------------------------------
                                                                          6/30/2002         2001           2000          1999 (b)
                                                                      -------------   ------------  -------------   --------------
Net asset value, beginning of period ...............................        $ 16.32        $ 13.05        $ 10.19          $ 10.00
Income from investment operations:
   Net investment income (loss) ....................................          (0.17)         (0.22)         (0.25)               -
   Net realized and unrealized gain (loss) on investments ..........          (0.61)          3.49           3.54             0.19
                                                                      -------------   ------------  -------------   ---------------
Total from investment operations ...................................          (0.78)          3.27           3.29             0.19
Less distributions from:
   Net investment income ...........................................              -              -              -                -
   Net realized gain ...............................................              -              -           0.43                -
                                                                      -------------   ------------  -------------   ---------------

Total distributions ................................................              -              -           0.43                -
                                                                      -------------   ------------  -------------   ---------------

Net asset value, end of period .....................................        $ 15.54        $ 16.32        $ 13.05          $ 10.19
                                                                      =============   ============  =============   ==============

Total return (%) ...................................................          (4.78)         25.06          32.60             1.90
Ratios to average daily net assets (%) (a):
   Expenses, net of waivers and reimbursements .....................           2.32           2.34           2.35             2.35
   Expenses, before waivers and reimbursements .....................           2.40           2.70           2.92             2.35
   Net investment income (loss), net of waivers and reimbursements..          (2.17)         (1.90)         (1.70)           (2.35)
   Net investment income (loss), before waivers and reimbursements..          (2.25)         (2.26)         (2.27)           (2.35)

                                                                      -------------------------------------------------------------
                                                                        Period Ended                     Periods Ended December 31,
                                                                      -------------   ---------------------------------------------
                                                                          6/30/2002           2001           2000         1999 (b)
                                                                      -------------   ------------  -------------   --------------
Supplemental data for all classes:
   Total fund net assets at end of period (in thousands)                    $82,079        $54,658        $28,778           $6,346
   Portfolio turnover rate (%) (a)                                              141            147            433                -

--------------
(a) Rates are annualized.
(b) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the period.

48 Semi-Annual Report                                             June 30, 2002

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

International Growth Fund

                                                                                                           Class A
                                                                    ----------------------------------------------
                                                                    Period Ended      Periods Ended December  31,
                                                                    -------------   ------------------------------
                                                                       6/30/2002        2001       2000   1999 (d)
                                                                    -------------   ---------   --------  --------
Net asset value, beginning of period ...........................     $     15.46     $ 17.90    $ 24.01   $ 20.61
Income from investment operations:
   Net investment income (loss) (a) ............................           (0.01)       0.07      (0.04)    (0.03)
   Net realized and unrealized gain (loss) on investments ......            0.16       (2.51)     (2.01)     7.92
                                                                    -------------   ---------   --------  --------
Total from investment operations ...............................            0.15       (2.44)     (2.05)     7.89
Less distributions from:
   Net investment income .......................................               -           -       0.09         -
   Net realized gain ...........................................               -           -       3.97      4.49
                                                                    -------------   ---------   --------  --------
Total distributions ............................................               -           -       4.06      4.49
                                                                    -------------   ---------   --------  --------
Net asset value, end of period .................................     $     15.61     $ 15.46    $ 17.90   $ 24.01
                                                                    =============   =========   ========  ========

Total return (%) ...............................................            0.97      (13.63)     (8.11)    39.12
Ratios to average daily net assets (%)(b):
   Expenses ....................................................            1.51        1.60       1.59      1.60
   Net investment income (loss) ................................           (0.14)      (0.11)     (0.37)    (1.25)

                                                                                                           Class B
                                                                    ----------------------------------------------
                                                                    Period Ended      Periods Ended December  31,
                                                                    -------------   ------------------------------
                                                                       6/30/2002        2001       2000   1999 (d)
                                                                    -------------   ---------   --------  --------
Net asset value, beginning of period ...........................     $     15.01     $ 17.52    $ 23.98   $ 21.33
Income from investment operations:
   Net investment income (loss) (a) ............................           (0.07)      (0.07)     (0.23)    (0.04)
   Net realized and unrealized gain (loss) on investments ......            0.16       (2.44)     (1.99)     7.18
                                                                    -------------   ---------   --------  --------
Total from investment operations ...............................            0.09       (2.51)     (2.22)     7.14
Less distributions from:
   Net investment income .......................................               -           -       0.27         -
   Net realized gain ...........................................               -           -       3.97      4.49
                                                                    -------------   ---------   --------  --------
Total distributions ............................................               -           -       4.24      4.49
                                                                    -------------   ---------   --------  --------
Net asset value, end of period .................................     $     15.10     $ 15.01    $ 17.52   $ 23.98
                                                                    =============   =========   ========  ========

Total return (%) ...............................................            0.60      (14.33)     (8.79)    34.28
Ratios to average daily net assets (%)(b):
   Expenses ....................................................            2.26        2.35       2.34      2.35
   Net investment income (loss) ................................           (0.89)      (0.86)     (1.16)    (1.93)

                                                                                                           Class C
                                                                    ----------------------------------------------
                                                                    Period Ended      Periods Ended December  31,
                                                                    -------------   ------------------------------
                                                                       6/30/2002        2001       2000   1999 (d)
                                                                    -------------   ---------   --------  --------
Net asset value, beginning of period ...........................     $     15.01     $ 17.52    $ 23.98   $ 21.33
Income from investment operations:
   Net investment income (loss) (a) ............................           (0.07)      (0.07)     (0.23)    (0.04)
   Net realized and unrealized gain (loss) on investments ......            0.16       (2.44)     (1.99)     7.18
                                                                    -------------   ---------   --------  --------
Total from investment operations ...............................            0.09       (2.51)     (2.22)     7.14
Less distributions from:
   Net investment income .......................................               -           -       0.27         -
   Net realized gain ...........................................               -           -       3.97      4.49
                                                                    -------------   ---------   --------  --------
Total distributions ............................................               -           -       4.24      4.49
                                                                    -------------   ---------   --------  --------
Net asset value, end of period .................................     $     15.10     $ 15.01    $ 17.52   $ 23.98
                                                                    =============   =========   ========  ========

Total return (%) ...............................................            0.60      (14.33)     (8.81)    34.28
Ratios to average daily net assets (%)(b):
   Expenses ....................................................            2.26        2.35       2.34      2.35
   Net investment income (loss) ................................           (0.89)     (0.86)      (1.10)    (1.93)

                                                                    -----------------------------------------------
                                                                    Period Ended       Periods Ended December 31,
                                                                    ------------   --------------------------------
                                                                       6/30/2002        2001        2000       1999
                                                                    ------------   ---------   ---------  ---------
Supplemental data for all classes:
   Total fund net assets at end of period (in thousands) .......     $   652,578    $454,055    $333,888   $302,089
   Portfolio turnover rate (%) (b) .............................              67         112         116        122

_______________
     (a)  Includes $0.00, $0.06, $0.00, $0.024, and $0.078, in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2001, 2000, 1999, 1998, and 1997, respectively.
     (b)  Rates are annualized.
     (c) For the period October 21, 1999 (Commencement of the Class) to December 31, 1999. (d)For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.

          Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2002                                            William Blair Funds 49

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


Value Discovery Fund

                                                                                                                          Class A
                                                                             -----------------------------------------------------
                                                                             Period Ended               Periods Ended December 31,
                                                                             -------------  --------------------------------------
                                                                               6/30/2002        2001         2000      1999 (b)
                                                                             -------------  -----------   ----------  ------------
Net asset value, beginning of period ....................................    $     17.37    $    16.25     $  13.72    $   12.60
Income from investment operations:
   Net investment income (loss) .........................................          (0.04)         0.09         0.09         0.02
   Net realized and unrealized gain (loss) on investments ...............           2.18          2.75         2.53         1.12
                                                                             ------------   -----------    ---------   ----------
Total from investment operations ........................................           2.14          2.84         2.62         1.14
Less distributions from:
   Net investment income ................................................              -          0.96         0.09         0.02
   Net realized gain ....................................................              -          0.76            -            -
                                                                             ------------   -----------    ---------   ----------

Total distributions .....................................................              -          1.72         0.09         0.02
                                                                             ------------   -----------    ---------   ----------

Net asset value, end of period ..........................................    $     19.51    $    17.37     $  16.25    $   13.72
                                                                             ============   ===========    =========   ==========

Total return (%) ........................................................          12.32         17.42        19.09         9.01
Ratios to average daily net assets (%)(a):
   Expenses, net of waivers and reimbursements ..........................           1.59          1.61         1.64         1.64
   Expenses, before waivers and reimbursements ..........................           1.59          1.66         1.87         1.67
   Net investment income (loss), net of waivers and reimbursements ......           0.28          0.28         0.47         1.28
   Net investment income (loss), before waivers and reimbursements ......           0.28          0.23        (0.05)        1.25

                                                                                                                      Class B
                                                                            ---------------------------------------------------
                                                                            Periods Ended            Periods Ended December 31,
                                                                            -------------  ------------------------------------
                                                                              6/30/2002       2001         2000       1999 (b)
                                                                             -----------   ----------  -----------  -----------
Net asset value, beginning of period ....................................    $    18.10    $   16.18   $   13.72    $   12.60
Income from investment operations:
   Net investment income (loss) .........................................         (0.12)       (0.06)      (0.07)        0.02
   Net realized and unrealized gain (loss) on investments ...............          2.28         2.74        2.53         1.11
                                                                            ------------   ----------  ----------   ----------
Total from investment operations ........................................          2.16         2.68        2.46         1.13
Less distributions from:
   Net investment income ................................................             -            -           -         0.01
   Net realized gain ....................................................             -         0.76           -            -
                                                                            ------------   ----------  ----------   ----------

Total distributions......................................................             -         0.76           -         0.01
                                                                            ------------   ----------  ----------   ----------

Net asset value, end of period ..........................................    $    20.26    $   18.10   $   16.18    $   13.72
                                                                            ============   ==========  ==========   ==========

Total return (%) ........................................................         11.93        16.54       17.93         8.95
Ratios to average daily net assets (%)(a):
   Expenses, net of waivers and reimbursements ..........................          2.34         2.36        2.39         2.39
   Expenses, before waivers and reimbursements ..........................          2.34         2.41        2.62         2.42
   Net investment income (loss), net of waivers and reimbursements ......         (0.47)       (0.47)      (0.27)        0.31
   Net investment income (loss), before waivers and reimbursements ......         (0.47)       (0.52)      (0.61)        0.28


                                                                                                                       Class C
                                                                              ---------------------------------------------------
                                                                              Period Ended            Periods Ended December  31,
                                                                              ------------- -------------------------------------
                                                                               6/30/2002       2001        2000         1999 (c)
                                                                              ------------  -----------  ----------  ------------
Net asset value, beginning of period ....................................        $ 18.11      $ 16.19     $ 13.72     $ 12.67
Income from investment operations:
   Net investment income (loss) .........................................          (0.12)       (0.06)      (0.06)       0.02
   Net realized and unrealized gain (loss) on investments ...............           2.28         2.74        2.53        1.04
                                                                              -----------   ----------   ---------    --------
Total from investment operations ........................................           2.16         2.68        2.47        1.06
Less distributions from:
   Net investment income ................................................              -            -           -        0.01
   Net realized gain ....................................................              -         0.76           -           -
                                                                              -----------   ----------   ---------    --------

Total distributions .....................................................              -         0.76           -        0.01
                                                                              -----------   ----------   ---------    --------

Net asset value, end of period ..........................................        $ 20.27      $ 18.11     $ 16.19     $ 13.72
                                                                              ===========   ==========   =========    ========

Total return (%) ........................................................          11.93        16.53       18.00        8.37
Ratios to average daily net assets (%) (a):
   Expenses, net of waivers and reimbursements ..........................           2.34         2.36        2.39        2.39
   Expenses, before waivers and reimbursements ..........................           2.34         2.41        2.62        2.42
   Net investment income (loss), net of waivers and reimbursements ......          (0.47)       (0.47)      (0.37)       1.53
   Net investment income (loss), before waivers and reimbursements ......          (0.47)       (0.52)      (0.77)       1.50

                                                              -------------------------------------------------------
                                                              Period Ended                 Periods Ended December 31,
                                                              ---------------  --------------------------------------
Supplemental data for all classes:                             6/30/2002              2001        2000          1999
                                                              ---------------  -----------  ----------   ------------
   Total fund net assets at end of period (in thousands) ...     $245,243         $149,292       $74,093      $48,423
   Portfolio turnover rate (%) (a) .........................           14               48            68           65

--------------
(a)  Rates are annualized.
(b) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(c) For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the period.

50  Semi-Annual Report                                             June 30, 2002

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Income Fund

                                                                                                                      Class A
                                                                       -------------------------------------------------------
                                                                       Period Ended                 Periods Ended December 31,
                                                                       -------------------------------------------------------
                                                                         6/30/2002            2001         2000       1999 (b)
                                                                       ------------   -------------   ----------  ------------
Net asset value, beginning of period ...............................    $     6.21     $     10.37     $   9.94    $     9.95
Income from investment operations:
   Net investment income (loss) ....................................          0.16            4.80         0.63          0.07
   Net realized and unrealized gain (loss) on investments ..........          0.03           (4.16)        0.35         (0.01)
                                                                       ------------   -------------   ----------  ------------
Total from investment operations ...................................          0.19            0.64         0.98          0.06
Less distributions from:
   Net investment income ...........................................          0.15            4.80         0.55          0.07
   Net realized gain ...............................................             -               -            -             -
                                                                       ------------   -------------   ----------  ------------
Total distributions ................................................          0.15            4.80         0.55          0.07
                                                                       ------------   -------------   ----------  ------------
Net asset value, end of period .....................................    $     6.25     $      6.21     $  10.37    $     9.94
                                                                       ============   =============   ==========  ============

Total return (%) ...................................................          3.02            7.26        10.20          0.63
Ratios to average daily net assets (%)(a):
   Expenses ........................................................          0.82            0.94         1.02          0.99
   Net investment income (loss) ....................................          5.52            5.38         6.25          5.78

                                                                                                                       Class B
                                                                       -------------------------------------------------------
                                                                       Period Ended                 Periods Ended December 31,
                                                                       -------------------------------------------------------
                                                                         6/30/2002            2001         2000       1999 (b)
                                                                       ------------   -------------   ----------   -----------
Net asset value, beginning of period ...............................    $    10.24      $    10.23     $   9.94     $   10.05
Income from investment operations:
   Net investment income (loss) ....................................          0.24            0.63         0.57          0.06
   Net realized and unrealized gain (loss) on investments ..........          0.04            0.01         0.32         (0.11)
                                                                       ------------   -------------   ----------   -----------
Total from investment operations ...................................          0.28            0.64         0.89         (0.05)
Less distributions from:
   Net investment income ...........................................          0.22            0.63         0.60          0.06
   Net realized gain                                                             -               -            -             -
                                                                       ------------   -------------   ----------   -----------
Total distributions ................................................          0.22            0.63         0.60          0.06
                                                                       ------------   -------------   ----------   -----------
Net asset value, end of period .....................................    $    10.30      $    10.24     $  10.23        $ 9.94
                                                                       ============   =============   ==========   ===========

Total return (%) ...................................................          2.77            6.37         9.25         (0.51)
Ratios to average daily net assets (%)(a):
   Expenses ........................................................          1.57            1.69         1.77          1.77
   Net investment income (loss) ....................................          4.77            4.63         5.38          4.91

                                                                                                                       Class C
                                                                       -------------------------------------------------------
                                                                       Period Ended                 Periods Ended December 31,
                                                                       ------------   ----------------------------------------
                                                                         6/30/2002            2001         2000       1999 (d)
                                                                       ------------   -------------   ----------  ------------
Net asset value, beginning of period ...............................    $    10.39     $     10.27     $   9.93    $    10.06
Income from investment operations:
   Net investment income (loss) ....................................          0.23            0.53         0.53          0.08
   Net realized and unrealized gain (loss) on investments ..........          0.04            0.12         0.34         (0.13)
                                                                       ------------   -------------   ----------  ------------
Total from investment operations ...................................          0.27            0.65         0.87         (0.05)
Less distributions from:
   Net investment income ...........................................          0.22            0.53         0.53          0.08
   Net realized gain ...............................................             -               -            -             -
                                                                       ------------   -------------   ----------  ------------
Total distributions ................................................          0.22            0.53         0.53          0.08
                                                                       ------------   -------------   ----------  ------------
Net asset value, end of period .....................................    $    10.44     $     10.39     $  10.27    $     9.93
                                                                       ============   =============   ==========  ============

Total return (%) ...................................................          2.66            6.41         9.05         (0.53)
Ratios to average daily net assets (%)(a):
   Expenses ........................................................          1.57            1.69         1.77          1.71
   Net investment income (loss) ....................................          4.77            4.63         5.35          5.11

                                                                       ------------------------------------------------------
                                                                         Period Ended              Periods Ended December 31,
                                                                       --------------    ------------------------------------
Supplemental data for all classes:                                          6/30/2002         2001          2000         1999
                                                                       --------------    ---------    ----------  -----------
   Total fund net assets at end of period (in thousands) ...........         $180,994     $176,264      $167,746     $173,375
   Portfolio turnover rate (%) (a) .................................               63           82            54           66

_________

(a)  Rates are annualized.
(b) For the period October 25, 1999 (Commencement of the Class) to December 31, 1999.
(c) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(d) For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2002, 2001 and 2000 is based on the average shares outstanding during the period.

June 30, 2002                                            William Blair Funds  51

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

                                                                           Number of
                                                                          Portfolios
                                        Term of                              in Fund
                        Position(s)  Office and                Principal     Complex
                          Held with   Length of            Occupation(s)    Overseen                     Other Directorships
Name and Age                   Fund Time Served      During Past 5 Years by Director                Held by Director/Officer
------------            ----------- ----------- ------------------------ ----------- ---------------------------------------
F. Conrad Fischer, 68*  Chairman    Since 1987  Principal, William Blair      8      Trustee Emeritus, Chicago Child Care
                        of the                  & Company, L.L.C.;                   Society, a non-profit organization, and
                        Board of                Partner, APM Limited                 Investment Committee, Kalamazoo
                        Trustees                Partnership                          College

J. Grant Beadle, 69     Trustee     Since 1997  Retired Chairman and          8      Retired Associate Director,
                                                Chief Executive Officer,             Northwestern University Institute for
                                                Union Special                        The Learning Sciences, Oliver
                                                Corporation, industrial              Products Company, Batts Group and
                                                sewing machine                       Woodward Governor Company
                                                manufacturer

Theodore A. Bosler, 67  Trustee     Since 1997  Retired Principal and         8      Director, Thresholds, a psychiatric
                                                Vice President, Lincoln              recovery center, and Institute of
                                                Capital Management                   Chartered Financial Analysts

Ann P. McDermott, 62    Trustee     Since 1996  N/A                           8      Rush Presbyterian St. Luke's Medical
                                                                                     Center, Women's Board; Northwestern
                                                                                     University, Women's Board;
                                                                                     University of Chicago, Women's
                                                                                     Board; Honorary Director, Visiting
                                                                                     Nurse Association; Director,
                                                                                     Presbyterian Homes; Director,
                                                                                     Washington State University
                                                                                     Foundation

John B. Schwemm, 68     Trustee     Since 1990  Retired Chairman and          8      Director, USG Corp., and Walgreen
                                                Chief Executive Officer,             Co.
                                                R.R. Donnelley & Sons
                                                Company

Robert E. Wood II, 64   Trustee     Since 1999  Retired Executive             8      Chairman, Add-Vision, Inc.;
                                                Vice President, Morgan               Chairman, Micro-Combustion, LLC
                                                Stanley Dean Witter

Marco Hanig, 44         President   Since 1999  Principal, William Blair     N/A     N/A
                                                & Company, L.L.C.;
                                                former Senior Vice
                                                President, First Chicago
                                                NBD; Engagement
                                                Manager, Marakon
                                                Associates

Michael P. Balkin, 43   Senior      Since 2000  Principal, William Blair     N/A     N/A
                        Vice                    & Company, L.L.C.
                        President

Rocky Barber, 50        Senior      Since 1988  Principal, William Blair     N/A     Vice President and Secretary,
                        Vice                    & Company, L.L.C.                    LaRabida Hospital Foundation; Past
                        President                                                    President, Stanford Associates

Mark A. Fuller, III, 45 Senior      Since 1993  Principal, William Blair     N/A     N/A
                        Vice                    & Company, L.L.C.
                        President

52  Semi-Annual Report                                            June 30, 2002

                                                                            Number of
                                                                           Portfolios
                                         Term of                              in Fund
                         Position(s)  Office and                Principal     Complex
                           Held with   Length of            Occupation(s)    Overseen                 Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Director            Held by Director/Officer
------------             ----------- ----------- ------------------------ ----------- -----------------------------------
W. George Greig, 49      Senior      Since 1996  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Portfolio
                                                 Manager, Provident
                                                 Capital Management;
                                                 Manager, Akamai,
                                                 partnership affiliated
                                                 with Framlington
                                                 Investment Management
                                                 Limited; Partner,
                                                 Pilgrim, Baxter & Greig

John F. Jostrand, 48     Senior      Since 2000  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Glen A. Kleczka, 39      Senior      Since 1996  Portfolio Manager,           N/A     N/A
                         Vice                    William Blair &
                         President               Company, L.L.C.;
                                                 former Partner, Brinson
                                                 Partners; former
                                                 Portfolio Manager, CNA
                                                 Financial Corp.

Bentley M. Myer, 55      Senior      Since 1992  Principal, William Blair     N/A     Director, Delnor Community Hospital
                         Vice                    & Company, L.L.C.
                         President

Gregory J. Pusinelli, 43 Senior      Since 1999  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Vice President
                                                 and Principal, Stein Roe
                                                 & Farnham Incorporated

Michelle R. Seitz, 36    Senior      Since 1999  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Norbert W. Truderung, 50 Senior      Since 1992  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Karl W. Brewer, 36       Senior      Since 2000  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Associate,
                                                 Lehman Brothers, Inc.

Michael A. Jancosek, 43  Vice        Since 2000  Associate, William Blair     N/A     N/A
                         President               & Company, L.L.C.;
                                                 former Vice President,
                                                 First Chicago NBD

James S. Kaplan, 41      Vice        Since 1995  Associate, William Blair     N/A     N/A
                         President               & Company, L.L.C.

June 30, 2002                                            William Blair Funds  53

                                                                            Number of
                                                                           Portfolios
                                         Term of                              in Fund
                         Position(s)  Office and                Principal     Complex
                           Held with   Length of            Occupation(s)    Overseen      Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Director Held by Director/Officer
------------             ----------- ----------- ------------------------ ----------- ------------------------
Jeffrey A. Urbina, 47    Senior      Since 1998  Principal, William Blair     N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Director of
                                                 Emerging Market
                                                 Research and Portfolio
                                                 Manager, Van Kampen
                                                 American Capital

Terence M. Sullivan, 58  Vice                    Associate, William Blair     N/A     N/A
                         President               & Company, L.L.C.
                         and
                         Treasurer

Colette M. Garavalia, 41 Secretary               Associate, William Blair     N/A     N/A
                                                 & Company, L.L.C.;
                                                 former Assistant Vice
                                                 President, Scudder
                                                 Kemper Investments

----------
*Mr. Fischer is an interested person of the William Blair Funds because he is a principal of William Blair & Company, L.L.C., the Funds' investment advisor and principal underwriter.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

54  Semi-Annual Report                                           June 30, 2002

--------------------------------------------------------------------------------
BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Rocky Barber, Senior Vice President
Karl W. Brewer, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Glen A. Kleczka, Senior Vice President
Bentley M. Myer, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Michelle R. Seitz, Senior Vice President
Norbert W. Truderung, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
Terence M. Sullivan, Vice President and Treasurer
Colette M. Garavalia, Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz

Transfer Agent
State Street Bank and Trust Company
P.O. Box 9104
Boston, MA 02266-9104
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

                                              Date of First Use August, 2002  55